                          GREENWICH STREET SERIES FUND
                               ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity
                                                 [LOGO]

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                               DECEMBER 31, 1999

ANNUAL REPORT FOR GREENWICH STREET SERIES FUNDS
--------------------------------------------------------------------------------

DEAR INVESTOR:

We are pleased to provide you with the annual report for Greenwich Street Series Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios ("Portfolios") for the year ended December 31, 1999. This letter briefly discusses general economic and market conditions.

In addition, a detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. All total return figures given in this report, both cumulative and average annualized, exclude the effect of expenses associated with the subaccount. Past performance is not indicative of future results. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow. We hope you find this report useful and informative. Any discussion of the Portfolios' holdings are as of December 31, 1999. Please refer to pages eleven to forty-six for a list of the Portfolios' holdings. We hope you find this report to be useful and informative.

The Performance of the Greenwich Street Series Fund (1) (12/31/98-12/31/99)
----------------------------------------------------------------------------
Money Market.................................................         4.03 %
Diversified Strategic Income.................................         1.72
Equity Income................................................        (4.75)
Equity Index (Class I shares)................................        20.68
Growth and Income............................................        10.66
Emerging Growth..............................................       107.14
International Equity.........................................        66.20

MARKET AND ECONOMIC OVERVIEW

The year and the decade ended with stock market indexes around the world posting exceptional returns. All of the major U.S. stock market indexes set new records for 1999 and for the fifth year in a row posted double-digit returns. The 85.59% return of the NASDAQ Composite Index(2) for the year was the best in history by a major U.S. stock market index.

The technology sector, comprised of companies in telecommunications, the Internet and computer hardware and software businesses posted the biggest gains for the year. The historic return of the NASDAQ Composite Index was attributed to the fact that it holds the biggest percentage of technology companies among the major stock market indexes.

Large-capitalization stocks, as measured by the Standard & Poor's 500 Index(3) ("S&P 500") (which returned 21.03% for the year) and small-capitalization growth stocks as measured by the Russell 1000 Growth Index(4) (which advanced 33.16% in 1999) continued their unprecedented growth. The worldwide economic recovery continued in 1999, with most foreign stock markets ending the year on a high note.

Perhaps the most striking aspect about the stock market's double-digit returns in 1999 was that they were achieved while interest rates increased. The Federal Reserve Board ("Fed") raised interest rates three times in 1999 as an inflationary precaution. Rising interest rates generally lead to a decline in stock prices. However, most stock investors' remained optimistic that the U.S. economy would continue its remarkable growth and stock prices continued to advance. Fueling this optimism was strong corporate profits, rising personal income and record consumer and investor confidence.

Conversely, bond investors did not react positively to the actions of the Fed and the bond market experienced its worst year since 1994. The overall bond market recorded losses in 1999 in response to the Fed's interest rate hikes and concerns

---------------
(1) Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The NASDAQ Composite Index is comprised of approximately 4,500 stocks traded over the counter. It is a value-weighted index calculated on price change only and does not include income.

(3) The Standard & Poor's 500 Index is a market capitalization-weighted measure of 500 widely held common stocks.

(4) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

regarding inflation. Bond market losses increased with the length of maturities. The yield on the bellwether 30-year government bond increased 1.39 percentage points in 1999 to 6.48%. At the end of 1998, the 30-year bond yielded 5.09%.

The U.S. Gross Domestic Product ("GDP"), which represents the total output of goods and services, increased at an annual rate of 5.6% in the third quarter. The rate was much higher than the Fed's target rate of 3%. If the economy continues to grow at this rate through February 2000, the current U.S. expansion will become the longest on record.

The international stock markets performed well in 1999. In Europe, the stellar performance of the stock markets was due to reports of strengthening economies and corporate restructuring efforts. In Latin America, many markets advanced significantly. Mexico continued to benefit from the doubling in the world price of oil and Brazil rebounded from its devaluation of its currency earlier in the year. The Asian markets also participated in the rally of global markets. The financial crises that negatively impacted many markets in 1998 appeared to be a thing of the past. The Japanese stock market gained 36.78% in 1999 and the Hong Kong stock market advanced 68.80%.

In our view, we expect continued volatility in the global financial markets due to ongoing uncertainty regarding inflation and the future direction of interest rates. We anticipate the worldwide economic recovery will continue as investors regain confidence. However, the strength of the U.S. economy may lead the Fed to raise rates in 2000. Over the long-term, it is our view that the fundamentals for both stocks and bonds remain favorable.

MONEY MARKET PORTFOLIO

The primary investment objective of the Money Market Portfolio ("Portfolio") is to obtain maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

In the view of the manager, robust economic growth should prompt the Fed to continue to tighten monetary policy in 2000(5). The manager thinks that many investors expect several tightenings in 25 basis point increments totaling 75 basis points. (A basis point is .01% or one one-hundredth of a percent of yield.) However, the manager thinks that Fed Chairman Alan Greenspan will do whatever is necessary to slow down economic growth to a more sustainable pace. In fact, further rate increases beyond 75 basis points are very possible.

Higher inflation, which could come from higher commodity prices, tight labor markets and rising overseas growth will affect the pace of future Fed tightenings.

In keeping with our higher interest rate forecasts, the manager anticipates positioning the Portfolio's average life below 60 days over the next several months. Once again, due to a strong economy and a high quality approved list of issuers, the credit quality of the Portfolio's investments remains strong.

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

The investment objective of the Diversified Strategic Income Portfolio ("Portfolio") is to provide investors with high current income. The Portfolio's managers follow a flexible investment approach that emphasizes both diversification and balance. Based on their analysis of current economic and market conditions, the team allocates assets across three classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds and foreign government securities.

For the year ended December 31, 1999, the Portfolio returned 1.72% compared to the Lehman Brothers Aggregate Bond Index return of a negative 0.82% for the same period. (Past performance is not indicative of future results. The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds.)

High Yield Bonds

During 1999, the U.S. bond market continued its decline as a result of investor concerns over strong economic growth, potentially higher inflation and a more restrictive Fed monetary policy. In fact, the Fed raised short-term interest rates three times in 1999 for a total of 0.75% in an effort to control economic growth and help contain inflation.

1999 turned out to be one of the worst years in bond market history in terms of performance. Not surprisingly, the high yield bond market generated the best performance returns versus other types of bonds given the strength of the domestic economy.

---------------
(5) On February 2, 2000, after this letter was written, the Fed raised interest rates by 0.25%, to 5.75%.
2

However, with the dramatic increase in overall interest rates, the high yield bond market was only able to generate modestly positive total returns as the high current yields offered offset price declines.

During 1999, basic industry positions were added to the Portfolio on the assumption that stronger economic growth would benefit a number of the industrial segments of the economy. The Portfolio's manager also maintained healthy weightings in the fast-growing telecommunications, and media (i.e., cable TV and broadcasting) sectors. The strongest performing industry sectors in the high yield market during 1999 were in basic materials such as forest products, metals, mining, and chemicals as well as media and telecommunications. The weakest industry sectors included restaurants, healthcare and textile and apparel.

Several of the Portfolio's holdings significantly contributed to its performance. They include: Tembec, a paper and forest products company; Nextel, a fast growing wireless communications company; Nextlink, a fast-growing telecommunications company; and PSInet, a major Internet telecommunications company.

The repositioning of the Portfolio during the first half of the year benefited its performance in the second half of 1999. Moreover, the Portfolio's continued emphasis on better quality issues and increased emphasis on basic industry issues contributed to the Portfolio's relative outperformance versus its peer group.

During the first half of 1999, higher quality issues actually did not perform as well as lower quality issues by a meaningful margin because of their higher sensitivity to rising U.S. Treasury rates. Given the managers' relatively higher quality orientation versus the peer group, return performance was negatively impacted in the first half of 1999. The Portfolio lagged its high yield peer group since a number of its high yield fund competitors emphasized a combination of lower quality issues, emerging market debt as well as common and preferred stock. During the second half of 1999, a sharp reversal of these trends occurred. Lower quality issues dramatically underperformed in the second half of 1999 due to rising default rates.

The Portfolio's manager does not attribute rising defaults in the high yield bond market to a deteriorating economy. He believes that rising defaults may be a natural fallout from the massive amount of new issuance in the past three years when a great deal of merger and acquisition activity took place.

A number of defaults are occurring among the less viable companies that are simply not competitive in today's more challenging economic environment. Given the Portfolio's quality orientation, there were no defaults in the Portfolio in 1999. The Portfolio's manager has and will continue to maintain style purity in the Portfolio with a meaningful emphasis on better quality issues. It is his view that this is not the time to get reckless with respect to credit risk.

The Portfolio's manager has reduced the Portfolio's holdings in underperforming companies and selectively raised exposure to improving credits during the period. The plan is to selectively add attractively priced credits in an effort to add more balance. In terms of quality, the Portfolio's exposure to the middle B-rated segment of the market has been increased. In the view of the managers, in a period of rising rates, a yield-oriented strategy may be prudent.

The Portfolio's manager expects a continuation of solid economic growth with only a modest upward bias to inflation. He thinks both the stock market as well as the high yield bond market should do better than U.S. Treasuries. In addition, the manager will continue to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel where conditions appear to be improving.

Government Securities

The U.S. economy was characterized by strong growth, low unemployment and increased consumer and investor confidence. To ward off any inflationary pressures, the Fed raised interest rates three times in 1999, effectively taking back the three interest rate cuts implemented in 1998 following the various economic crises overseas. With the global economic recovery underway, investors focused their attention on forgotten areas of the stock market and maintained their enthusiasm for the technology sector.

During 1999, the Portfolio maintained an emphasis on mortgage-backed securities and U.S. Treasuries in an attempt to mimic the characteristics of the five to 10-year benchmark. Looking forward, the manager believes this strategy should continue to be effective in 2000.

Global Government Bonds

The world economy demonstrated exceptional signs of resilience following the series of economic and stock market crises that took place in 1998. However, the trend of lower interest rates reversed in 1999 as the Fed raised interest rates three times, effectively "taking back" the three interest rate cuts imposed in the fall of 1998. The actions of the Fed largely contributed to the negative performance of the overall bond market.

However, the continued growth of the U.S. economy and many economies overseas should allow bonds to trade in a range around fair value for some time to come.

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio ("Portfolio") seeks to provide investors with current income and, as a secondary goal, long-term capital appreciation. The Portfolio will seek to achieve its goals principally through investment in dividend-paying common stocks and other equity securities of U.S. companies whose prospects for dividend growth and capital appreciation are considered by the Portfolio's managers to be favorable. The Portfolio will normally invest at least 65% of its assets in stocks. Under normal circumstances, the Portfolio will concentrate at least 25% of its assets in the stocks and bonds of companies in the utility industry. The Portfolio presently has 55% of its assets invested in electric utilities, 24% in natural gas companies and 21% in telecommunications companies.

For the year ended December 31, 1999, the Portfolio posted a total return of a negative 4.75% compared to the S&P 500 return of 21.03%. (Past performance is not indicative of future results.) The Portfolio focuses on the utility sector that is viewed as a defensive, income-oriented group and is more sensitive to the changes in the level of interest rates than to the broad-based stock market.

The Portfolio witnessed a significant outflow of funds throughout last year. The Portfolio began the reporting period with total assets of approximately $37.5 million, and ended the year with $20.9 million. As a consequence of this continuous drain of capital, the Portfolio's managers looked to preserve assets as best as possible in a difficult market environment for the utilities sector, while simultaneously meeting the capital outflow needs.

The Portfolio's holdings in the communications industry positively contributed to performance during the reporting period. More specifically, investments in Nextlink Communications, MediaOne Group, Montana Power Co. and MCI WorldCom significantly added to the value of the Portfolio. Holdings in the traditional electric and gas utilities sectors adversely affected the Portfolio during 1999.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio ("Portfolio") is managed to provide investment results that, before expenses, match the price and yield performance of S&P 500. For the year ended December 31, 1999, the Portfolio's Class I shares posted a total return of 20.68% compared to the 21.03% return of the S&P 500 for the same period. From their inception on March 22, 1999 through December 31, 1999, the Portfolio's Class II shares returned 13.96%. In comparison, for the period beginning March 31, 1999 through December 31, 1999, the S&P 500 returned 15.29%. (Past performance is not indicative of future results.)

The U.S. stock market has continued its historically unprecedented rise for another year. While interest rates have gone up this year, their adverse impact on stock prices has been more than offset by strong earnings growth in 1999 and money flows continue to be robust.

The most persuasive argument for the strength of the market is the significant gain in productivity. According to statistics compiled by the Bureau of Labor Statistics, the ratio of productivity growth to output growth has been above the historical norm in 4 out of the last 6 years -- often by wide margins.

The magnitude and duration of this long bull market in stocks is unparalleled and evidenced by the historically high price/earnings ratios for many large cap stocks. (The price/earnings ratio is the price of a stock divided by its earnings per share.)

The breadth of the current market run is also worth consideration. Last year, 50% of the top quintile momentum stocks were in the technology or telecommunications sector. This year, that figure is up to 70%. The strong U.S. stock market is in fact, segmented into the have and have-nots. While the S&P 500 and the Russell 2000 Index of smaller companies both advanced by 21% in 1999, the NASDAQ 100 Index rose by over 100%. On the other hand, the Russell 1000 Value Index of more economically sensitive companies gained only 7%.

The Portfolio is designed to provide reliable exposure to the large cap segment of the U.S. market through a broadly diversified portfolio structure. The Portfolio matches the composition of the S&P 500 and owns the constituent index stocks at the appropriate index weight. The Portfolio, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio ("Portfolio") seeks income and long-term capital growth. The Portfolio invests in income-producing equity securities including companies with consistent dividend-paying histories, the capacity to raise dividends in the future and the potential for capital appreciation. For the year ended December 31, 1999, the Portfolio had a return of 10.66% versus the total return of 21.03% for the S&P 500. (Past performance is not indicative of future results.)

Last year's strong performance was a continuation of a multi-year bull market in large-capitalization growth stocks. Solid earnings reports and the continued strength of the U.S. economy contributed to the increase in share prices. The positive stock market performance contrasted with the performance of the U.S. bond market, where yields rose and returns were negative for longer maturity issues. Bond investors feared that the continued strength of the economy would lead to inflation. In an attempt to prevent inflation, the Fed raised interest rates three times in 1999 by a total of 0.75%.

The Portfolio is widely diversified and participates in most of the major stock market sectors. Due to the Portfolio's strategy of emphasizing companies that pay dividends, the Portfolio is somewhat underweighted in the technology sector. This underweight negatively impacted the Portfolio, as technology stocks performed strongly in 1999. Additionally, the decline in the bond market negatively impacted the Portfolio's corporate bond holdings.

The Portfolio is a fully invested fund. Under most market conditions, the Portfolio will continue to be substantially invested in equities with a minimal cash component.

During the last six months of the reporting period, three new companies were added to the Portfolio -- Baxter International, Quaker Oats and PNC Bank. Baxter International was added to the Portfolio due to the manager's belief that the company was strengthening its position in hospital supplies, more specifically in blood related supplies. Although Quaker Oaks is mainly known as a cereal company, its Gatorade sports drink franchise, in the opinion of the manager, is its most valuable product line. New corporate management is focused on developing and expanding this product line which should have a positive effect on the company's revenues. PNC Bank was added to the Portfolio due to its prospects for future growth.

Several companies, including Albertson's, TCA Cable and Xerox were eliminated from the Portfolio during the reporting period. The Portfolio originally held American Stores, which was merged, into Albertson's. The position was eliminated due to the difficulties in merging the American Store operations and the challenges presented by a very competitive food-retailing environment. TCA Cable was acquired by Cox Communications, a company that does not pay a dividend and therefore was eliminated from the Portfolio. The Portfolio's position in Xerox was sold due to problems in the Company's core copying business. These problems largely contributed to their inability to meet earnings projections.

In 1999, U.S. stocks increased while bond prices declined. In the manager's opinion, it is unlikely that the same will occur in 2000. The performance of the markets will be in large part determined by the actions of the Fed. If the Fed continues to raise interest rates, stock prices may be vulnerable. The manager continues to believe however, that the Fed will limit rate increases, as inflation should remain low. Looking ahead, stocks should continue to perform well, powered by strong earnings increases.

EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio ("Portfolio") seeks capital appreciation by investing primarily in common stocks of emerging growth companies, without regard to market capitalization. The Portfolio focuses on domestic and foreign companies that the manager believes are in the early stages of their life cycles and have the potential to become major enterprises. The Portfolio posted a total return of 107.14% for the year ended December 31, 1999, compared to the 85.59% return of the NASDAQ Composite Index. (Past performance is not indicative of future results.)

Special Shareholder Notice

On January 31, 2000, the Board of Trustees of Greenwich Street Series Fund approved the following with respect to the Emerging Growth Portfolio ("Portfolio"):

1. The termination of Van Kampen Asset Management ("VKAM") as investment adviser to the Portfolio. VKAM will be replaced by SSB Citi Fund Management LLC ("SSBC") commencing on February 20, 2000. SSBC will render investment advisory services to the Portfolio on an interim basis pending approval by a majority vote of shareholders of the Portfolio as defined in the Investment Company Act of 1940, as amended. The interim investment and advisory agreement between the Portfolio and SSBC is substantively identical to the agreement with VKAM. SSBC employs a "bottom-up" stock fundamental analysis process which may emphasize companies with some or all of the following qualities: (i) new technologies, products or services; (ii) new cost reducing measures; (iii) positive earnings; and

   (iv) changes in management. The interim agreement by its terms may be effective until the earlier of 150 days or until the Portfolio's shareholders have considered and ratified or rejected the investment advisory agreement.
2. The submission to shareholders of a new investment advisory agreement with SSBC. The new agreement will have terms and conditions substantively identical to the current and interim agreements; and if approved by a majority vote of the Portfolio's shareholders, the new agreement will take effect upon termination of the interim agreement.

Richard Freeman, investment officer of SSBC and managing director of Salomon Smith Barney Inc., will be responsible for the day-to-day management of the Portfolio. Mr. Freeman has 16 years of experience with SSBC or its predecessors.

During the reporting period, the investment team looked for stocks with rising earnings expectations and inexpensive valuations, and invested in those companies they believed had the potential to outperform earnings expectations. Conversely, the managers sold stocks if their underlying companies' earnings estimates were declining or valuations became expensive. They consistently managed the Portfolio from the "bottom up," meaning that they evaluate each company individually before deciding to invest.

During 1999, the Portfolio was invested heavily in companies taking advantage of burgeoning technologies such as the Internet and wireless communications. These holdings significantly contributed to the performance of the Portfolio, as the technology sector delivered the best return for the year.

Looking ahead, the managers envision a strong worldwide economy characterized by low inflation and consistent earnings growth. This continued economic strength may lead the Fed to raise interest rates that could affect the performance of the stock market. The managers believe that regardless of what occurs in the near future, the best long-term course of action is to maintain the Portfolio's investment objective by focusing only on companies with rising earnings expectations that reasonably valued.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio ("Portfolio") seeks total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing primarily in equity securities of foreign companies. For the year ended December 31, 1999, the Portfolio posted a total return of 66.20% compared to the MSCI EAFE Index which posted 26.96% for the same period. (Past performance is not indicative of future results. The MSCI EAFE Index consists of the equity total returns for Europe, Australasia, New Zealand and the Far East.)

International equity markets performed well compared to the U.S. market during the past twelve months as many of the negative influences of 1998 dissipated. Prompt policy responses by central financial institutions stemmed the anxieties of the previous year. Ample financial liquidity fueled genuine recovery in many troubled economies and the concurrent financial market rallies.

For many years, large capitalization U.S. growth stocks led global financial markets. In recent months, however, international markets have assumed leadership and provided strong absolute and relative returns. In the view of the managers, the opportunities over the next several years, as measured by growth, structural change and valuation, augur well for the performance of international equities.

The Portfolio's outperformance of the MSCI EAFE Index can be largely attributed to the Portfolio's Asian growth stocks holdings and the good performance of small- and mid-capitalization stocks during the reporting period. The strength of the Japanese yen also positively contributed to the performance of the Portfolio.

The composition of the Portfolio changed during the reporting period, the result of an increased commitment to Asian stocks as the Portfolio's realized profits in selected European situations consistent with the Portfolio's risk parameters. The Portfolio's European position at the end of the year was 55% and its Asian position was 40%. Assets in Canada, Latin America, other emerging markets and cash comprise the balance.

The performance of the European equity markets was flat for most of the past year. Yet recent evidence has shown that, in conjunction with the Asian economic recovery, business conditions are improving in Europe. The new European currency, the Euro, after declining precipitously versus the U.S. dollar since its January 1999 debut, has stabilized in recent months. (The Euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.)

The most notable trend in Europe this year has been the exceptionally high level of merger and acquisition activity, driven by industrial concentration and a desire to build scale. Hostile takeovers in a number of industries (telecommunications, financial services and energy) have served notice clearly to incumbent managements that inferior strategic execution will no longer be tolerated. The availability of capital to fund hostile takeovers is a new feature of the European investment environment.

The developed Asian equity markets turned in exceptional performance during the year, led by renewed confidence in Japan. After years of unremitting bad news from Asia, growth resumed in many of the Asian economies (such as Korea, Singapore, Taiwan and Thailand.) Currencies stabilized, allowing interest rates to decline in many economies, causing a reallocation back to the equity markets by many local investors.

Japan has embarked upon a major restructuring program after many years of ineffective policies. The financial system is being revamped, interest rates are at very low levels, and multinational companies has announced very significant plans to lower expenses, improve productivity and boost returns on invested capital. Economic growth has resumed and surveys of business expectations are improving. While the managers are cognizant that the recovery in Japan is fragile, they believe Japanese stocks are inexpensive in a global context given the substantial changes likely to occur in the economy.

During the reporting period, several Asian companies were added to the Portfolio, including: Matsushita Communications Industries, a Japanese company which supplies mobile communications equipment in Japan, a deregulating telecom marketplace; Softbank, a Japanese company with a well-diversified portfolio of global Internet interests and opportunities; and Venture Manufacturing, an outsourcing company based in Singapore which should benefit from the growth of the global electronics industry and the growing trend of branded technology leaders subcontracting their manufacturing to subcontractors.

Emerging markets rallied sharply earlier this year as the global financial crisis eased. Prospects of accelerating global growth next year have caused selected commodity prices to firm, benefiting the generally commodity dependant export economies. The Portfolio has not added any significant new holding in the emerging markets as year 2000 concerns and resultant problems, if any, are likely to be most acute in those economies.

In closing, thank you for your investment in the Greenwich Street Series Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 14, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 12/31/99 (UNAUDITED)
--------------------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------
Year Ended 12/31/99                 1.72%
Five Years Ended 12/31/99           8.62%
10/16/91* through 12/31/99          6.68%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 12/31/99         70.08%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Diversified Strategic Income
Portfolio on October 16, 1991
(commencement of operations)
through December 31, 1999 with
that of a similar investment in
the Lehman Brothers Aggregate
Bond Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. Figures
for the Lehman Brothers
Aggregate Bond Index, an
unmanaged index, are composed of
the Lehman Intermediate
Government/Corporate Bond Index
and the Mortgage-Backed
Securities Index and includes
treasury issues, agency issues,
corporate bond issues and
mortgage-backed securities.

                                                                DIVERSIFIED STRATEGIC INCOME      LEHMAN BROTHERS AGGREGATE BOND
                                                                         PORTFOLIO                            INDEX
                                                                ----------------------------      ------------------------------
10/16/91                                                                  10000.00                           10000.00

12/91                                                                     10140.00                           10507.00

12/92                                                                     10284.00                           11285.00

12/93                                                                     11576.00                           12386.00

12/94                                                                     11251.00                           12024.00

12/95                                                                     13071.00                           14246.00

12/96                                                                     14530.00                           14944.00

12/97                                                                     15713.00                           16385.00

12/98                                                                     16720.00                           17809.00

12/31/99                                                                  17008.00                           17663.00

 - Diversified Strategic Income Portfolio
-- Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INCOME PORTFOLIO AS OF 12/31/99 (UNAUDITED)
--------------------------------------------------------------------------------

      AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------
Year Ended 12/31/99               (4.75)%
Five Years Ended 12/31/99          14.08%
10/16/91* through 12/31/99          9.98%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 12/31/99        118.50%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Equity Income Portfolio on
October 16, 1991 (commencement of
operations) through December 31,
1999 with that of a similar
investment in the Variable
Annuity Lipper Equity Income
Funds Peer Group Average and
Standard & Poor's 500 Index ("S&P
500 Index"). Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The S&P
500 Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and over-the-
counter market.

The Variable Annuity Lipper
Equity Income Funds Peer Group
Average is composed of 466 equity
income funds as of December 31,
1999 which underlie variable
annuities.

                                                 EQUITY INCOME PORTFOLIO     VARIABLE ANNUITY LIPPER
                                                 -----------------------    EQUITY INCOME FUNDS PEER      STANDARD & POOR'S 500
                                                                                  GROUP AVERAGE                   INDEX
                                                                            ------------------------      ---------------------
10/16/91                                                10000.00                    10000.00                    10000.00

12/91                                                   10200.00                    10559.00                    10838.00

12/92                                                   11397.00                    11782.00                    11668.00

12/93                                                   12583.00                    13758.00                    12844.00

12/94                                                   11308.00                    14094.00                    13012.00

12/95                                                   14979.00                    16510.00                    17898.00

12/96                                                   15876.00                    18034.00                    19988.00

12/97                                                   19610.00                    23075.00                    26656.00

12/98                                                   22941.00                    25781.00                    34279.00

12/31/99                                                21850.00                    27204.00                    41489.00

  - Equity Income Portfolio
 -- Variable Annuity Lipper Equity Income Funds Peer Group Average
 -- Standard & Poor's 500 Index
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO (CLASS I SHARES) AS OF 12/31/99 (UNAUDITED)
--------------------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------
Year Ended 12/31/99                20.68%
Five Years Ended 12/31/99          27.62%
10/16/91* through 12/31/99         19.11%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 12/31/99        320.52%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Equity Index Portfolio (Class
I shares) on October 16, 1991
(commencement of operations)
through December 31, 1999 with
that of a similar investment in
the Standard & Poor's 500 Index
("S&P 500 Index"). Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The S&P 500 Index is an
unmanaged index composed of 500
widely held common stocks listed
on the New York Stock Exchange,
American Stock Exchange and
over-the-counter market.

                                                                   EQUITY INDEX PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
10/16/91                                                                  10000.00                           10000.00

12/91                                                                     10620.00                           10838.00

12/92                                                                     11335.00                           11668.00

12/93                                                                     12316.00                           12844.00

12/94                                                                     12421.00                           13012.00

12/95                                                                     16870.00                           17898.00

12/96                                                                     20526.00                           19988.00

12/97                                                                     27127.00                           26656.00

12/98                                                                     34823.00                           34279.00

12/31/99                                                                  42052.00                           41489.00

 - Equity Index Portfolio (Class I Shares)
-- Standard & Poor's 500 Index
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- GROWTH AND INCOME PORTFOLIO AS OF 12/31/99
(UNAUDITED)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------
Year Ended 12/31/99                10.66%
Five Years Ended 12/31/99          18.94%
10/16/91* through 12/31/99         13.17%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 12/31/99        176.33%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Growth and Income Portfolio on
October 16, 1991 (commencement of
operations) through December 31,
1999, with that of a similar
investment in the Variable
Annuity Lipper Growth & Income
Funds Peer Group Average and
Standard & Poor's 500 Index ("S&P
500 Index"). Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The S&P
500 Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.

The Variable Annuity Lipper
Growth & Income Funds Peer Group
Average is composed of 1,353
growth and income funds as of
December 31, 1999 which underlie
variable annuities.

                                                                             VARIABLE ANNUITY LIPPER        STANDARD & POOR'S
                                                    GROWTH AND INCOME         GROWTH & INCOME FUNDS            500 INDEX
                                                        PORTFOLIO                  PEER GROUP               -----------------
                                                    -----------------        -----------------------
10/16/91                                                10000.00                    10000.00                    10000.00

12/91                                                   10140.00                    10746.00                    10838.00

12/92                                                   10996.00                    11551.00                    11668.00

12/93                                                   11995.00                    12802.00                    12844.00

12/94                                                   11611.00                    12646.00                    13012.00

12/95                                                   15152.00                    16514.00                    17898.00

12/96                                                   18157.00                    18211.00                    19988.00

12/97                                                   22321.00                    22950.00                    26656.00

12/98                                                   24972.00                    26590.00                    34279.00

12/31/99                                                27633.00                    29973.00                    41489.00

 - Growth and Income Portfolio
-- Variable Annuity Lipper Growth & Income Funds Peer Group
-- Standard & Poor's 500 Index
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EMERGING GROWTH PORTFOLIO AS OF 12/31/99 (UNAUDITED)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------
Year Ended 12/31/99               107.14%
Five Years Ended 12/31/99          42.10%
12/3/93* through 12/31/99          32.69%

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 12/31/99         458.10%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Emerging Growth Portfolio on
December 3, 1993 (commencement of
operations) through December 31,
1999 with that of a similar
investment in the NASDAQ
Composite Index
("NASDAQ"). Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The
NASDAQ is a market capitalization
price-only index that tracks the
performance of domestic common
stocks traded on the regular
NASDAQ market as well as foreign
common stocks and ADRs traded on
the National Market System.

                                                                 EMERGING GROWTH PORTFOLIO            NASDAQ COMPOSITE INDEX
                                                                 -------------------------            ----------------------
12/3/93                                                                   10000.00                           10000.00

12/93                                                                     10410.00                           10297.00

12/94                                                                      9631.00                            9968.00

12/95                                                                     13762.00                           13947.00

12/96                                                                     16215.00                           17115.00

12/97                                                                     19646.00                           20819.00

12/98                                                                     26943.00                           29071.00

12/31/99                                                                  55810.00                           53949.00

 - Emerging Growth Portfolio
-- NASDAQ Composite Index

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERNATIONAL EQUITY PORTFOLIO AS OF 12/31/99 (UNAUDITED)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------
Year Ended 12/31/99                66.20%
Five Years Ended 12/31/99          20.60%
12/3/93* through 12/31/99          15.09%

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 12/31/99         134.98%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in International Equity Portfolio
on December 3, 1993 (commencement
of operations) through December
31, 1999 with that of a similar
investment in the Morgan Stanley
EAFE Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The
Morgan Stanley EAFE Index is a
composite index consisting of
equity total returns for the
countries of Europe, Australia,
New Zealand and countries in the
Far East, weighted based on each
country's gross domestic product.

                                                               INTERNATIONAL EQUITY PORTFOLIO       MORGAN STANLEY EAFE INDEX
                                                               ------------------------------       -------------------------
12/3/93                                                                   10000.00                           10000.00

12/93                                                                     10050.00                           10724.00

12/94                                                                      9210.00                           10850.00

12/95                                                                     10020.00                           12103.00

12/96                                                                     12163.00                           12873.00

12/97                                                                     11897.00                           13120.00

12/98                                                                     14138.00                           15744.00

12/31/99                                                                  23498.00                           19989.00

 - International Equity Portfolio
-- Morgan Stanley EAFE Index

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

  FACE                                                                        ANNUALIZED
 AMOUNT                               SECURITY                                  YIELD           VALUE
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 59.9%
$100,000    Abbey National N.A. matures 2/3/00..........................        6.04%         $   99,452
 125,000    ABN-AMRO Bank matures 1/26/00...............................         6.30            124,457
 125,000    American Express Credit Corp. matures 1/26/00...............         6.25            124,462
 125,000    ANZ Delaware Inc. matures 2/7/00............................         6.04            124,232
 125,000    AT&T Corp. matures 1/27/00..................................         6.09            124,454
 100,000    BCI Funding Corp. matures 2/8/00............................         5.95             99,380
 100,000    Bell South Financial Services matures 1/25/00...............         5.97             99,605
 100,000    Bell South Telecommunication matures 2/2/00.................         6.20             99,454
 151,000    BMW U.S. Capital Corp. matures 1/4/00.......................         5.00            150,938
 100,000    CIT Group Holdings, Inc. matures 1/20/00....................         6.04             99,683
 100,000    Credito Italiano Delaware Inc. matures 1/7/00...............         6.36             99,895
 125,000    Dresdner US Finance Inc. matures 1/7/00.....................         6.29            124,870
 100,000    Ford Motor Credit Co. matures 1/10/00.......................         6.57             99,836
 100,000    General Electric Capital Corp. matures 2/3/00...............         5.99             99,459
 100,000    General Motors Acceptance Corp. matures 1/26/00.............         5.57             99,614
 125,000    Goldman Sachs & Co. matures 2/3/00..........................         6.09            124,313
 125,000    GTE Funding matures 2/8/00..................................         6.30            124,175
 100,000    Halifax PLC matures 2/4/00..................................         6.05             99,435
 100,000    J.P. Morgan & Co. matures 1/18/00...........................         5.50             99,748
 100,000    National Australia Funding Delaware matures 1/14/00.........         6.42             99,769
 125,000    Oesterreich Kontrollbank matures 1/18/00....................         6.63            124,610
 100,000    Procter & Gamble Co. matures 1/27/00........................         6.38             99,541
 125,000    San Paolo US Finance Inc. matures 1/19/00...................         5.99            124,629
 125,000    Unifunding Inc. matures 1/25/00.............................         5.99            124,507
 150,000    Union Bank of Switzerland matures 1/3/00....................         5.00            149,959
--------------------------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER (Cost -- $2,840,477).................                       2,840,477
--------------------------------------------------------------------------------------------------------
TIME DEPOSITS -- 15.8%
 150,000    Bank Austriaiengellschaft matures 1/3/00....................         4.75            150,000
 150,000    Chase Manhattan Bank matures 1/3/00.........................         4.00            150,000
 150,000    Paribas SA matures 1/3/00...................................         5.00            150,000
 150,000    Republic National Bank of New York matures 1/3/00...........         5.25            150,000
 150,000    Societe Generale matures 1/3/00.............................         5.00            150,000
--------------------------------------------------------------------------------------------------------
            TOTAL TIME DEPOSITS (Cost -- $750,000)......................                         750,000
--------------------------------------------------------------------------------------------------------
FEDERAL AGENCY DISCOUNT NOTES -- 10.9%
 158,000    Federal Farm Credit Bank matures 1/21/00....................         5.80            157,493
 100,000    Federal Home Loan Bank matures 1/14/00......................         5.79             99,792
 110,000    Federal Home Loan Mortgage Corp. matures 1/27/00............         5.86            109,538
 150,000    Federal National Mortgage Assocation matures 2/18/00........         5.68            148,880
--------------------------------------------------------------------------------------------------------
            TOTAL FEDERAL AGENCY DISCOUNT NOTES (Cost -- $515,703)......                         515,703
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

  FACE                                                                        ANNUALIZED
 AMOUNT                               SECURITY                                  YIELD           VALUE
--------------------------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT -- 10.5%
$100,000    Bank of Montreal matures 1/13/00............................        6.33%         $  100,000
 100,000    Canadian Imperial Bank of Commerce matures 1/20/00..........         6.43            100,000
 100,000    Deutsche Bank matures 1/18/00...............................         6.20            100,002
 100,000    Svenska Handelsbanken matures 1/14/00.......................         6.06             99,994
 100,000    Westdeutsche Landesbank matures 2/2/00......................         6.05            100,000
--------------------------------------------------------------------------------------------------------
            TOTAL YANKEE CERTIFICATES OF DEPOSIT (Cost -- $499,996).....                         499,996
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.9%
 136,000    Morgan Guaranty, 3.00% due 1/3/00; Proceeds at
            maturity -- $136,034;
            (Fully collateralized by U.S. Treasury Note, 6.63% due
            7/31/01;
            Market value -- $136,161) (Cost -- $136,000)................                         136,000
--------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $4,742,176*).............                      $4,742,176
--------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 49.6%
$ 1,660,000    Federal Home Loan Bank, zero coupon to yield 7.297% due
               3/16/23.....................................................    $   274,398
               Federal National Mortgage Association:
  3,221,416    6.000% due 10/1/12 through 9/1/13...........................      3,059,315
 10,376,306    7.500% due 9/1/29...........................................     10,266,006
               Government National Mortgage Association:
  2,409,022    7.500% due 12/15/28 @.......................................      2,383,414
 15,994,074    7.000% due 9/15/23 through 7/15/29 @........................     15,454,275
  2,000,200    8.000% due 11/15/29 through 12/15/29........................      2,021,441
  5,000,000    US Treasury Principal Strip, zero coupon to yield 6.668% due
               11/15/09++..................................................      2,528,700
------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT SECTOR (Cost -- $36,967,968)..........     35,987,549
------------------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 34.8%
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 34.4%
--------------------------------------------------------------------------------------------------------
AEROSPACE -- 0.3%
    200,000      B-          Dunlop Standard Aero Holding, 11.875% due 5/15/09++.........        206,000
--------------------------------------------------------------------------------------------------------
ALUMINUM -- 0.5%
                             Kaiser Aluminum & Chemical:
     30,000      B1*         Series B, 10.875% due 10/15/06..............................         30,300
     75,000      B1*         Series D, 10.875% due 10/15/06..............................         76,031
    275,000      B3*         12.750% due 2/1/03++........................................        275,688
--------------------------------------------------------------------------------------------------------
                                                                                                 382,019
--------------------------------------------------------------------------------------------------------
APPAREL -- 0.1%
     75,000      B-          Tropical Sportswear International Corp., 11.000% due
                             6/15/08.....................................................         72,187
--------------------------------------------------------------------------------------------------------
AUTO PARTS: OEM -- 0.7%
    105,000      B           Collins & Aikman Products, 11.500% due 4/15/06..............        103,950
    135,000      B           Dura Operating Corp., 9.000% due 5/1/09.....................        127,238
                             Hayes Lemmerz International, Inc.:
     40,000      B           11.000% due 7/15/06.........................................         42,100
     40,000      B           8.250% due 12/15/08.........................................         36,800
    125,000      B3*         Key Plastics Inc., Series B, 10.250% due 3/15/07............         58,750
    105,000      B+          Tenneco Automotive Inc., 11.625% due 10/15/09 (b)++.........        107,494
--------------------------------------------------------------------------------------------------------
                                                                                                 476,332
--------------------------------------------------------------------------------------------------------
AUTOMOTIVE AFTERMARKET -- 0.1%
     95,000      B+          Exide Corp., 10.000% due 4/15/05++..........................         91,675
--------------------------------------------------------------------------------------------------------
BROADCASTING -- 0.1%
     90,000      B           Capstar Broadcasting, step bond to yield 11.002% due
                             2/1/09......................................................         79,650
--------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.9%
    190,000      B           Amatek Industries, 12.000% due 2/15/08......................        182,400
    200,000      B           Atrium Cos. Inc., 10.500% due 5/1/09 (b)....................        196,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.9% (CONTINUED)
$   100,000      B           NCI Building Systems Inc., 9.250% due 5/1/09................    $    95,000
    210,000      B+          Nortek Inc., 9.125% due 9/1/07..............................        203,700
--------------------------------------------------------------------------------------------------------
                                                                                                 677,100
--------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 4.0%
    365,000      B+          Adelphia Communications Corp., 9.875% due 3/1/07............        370,475
                             Adelphia Communications Corp. (Century Communications
                             Corp.):
    410,000      BB-         Zero coupon to yield 10.113% due 1/15/08....................        182,450
     65,000      BB-         8.375% due 11/15/17.........................................         58,500
     95,000      B+          Charter Communications Holdings LLC, step bond to yield
                             9.920%   due 4/1/11.........................................         56,050
    200,000      BB-         CSC Holdings, 10.500% due 5/15/16...........................        223,000
    205,000      B           Echostar DBS Corp., 9.375% due 2/1/09.......................        206,025
     80,000      B+          Insight Midwest Capital, 9.750% due 10/1/09 (b).............         83,200
    270,000      B-          NTL Communications Corp., 11.500% due 10/1/08...............        293,625
     90,000      B-          RCN Corp., step bond to yield 11.461% due 10/15/07..........         64,575
    165,000      BB-         Rogers Cablesystems Ltd., 11.000% due 12/1/15...............        186,450
    225,000      B+          Telewest Communications PLC, 11.250% due 11/1/08............        246,375
    720,000      B-          United International Holdings, step bond to yield 11.869%
                             due 2/15/08.................................................        460,800
    825,000      B           United Pan-Europe Communications N.V., step bond to yield
                             12.500%   due 8/1/09........................................        474,375
--------------------------------------------------------------------------------------------------------
                                                                                               2,905,900
--------------------------------------------------------------------------------------------------------
CASINO AND GAMBLING -- 1.0%
    365,000      B           Harvey Casinos Resorts, 10.625% due 6/1/06..................        374,581
    120,000      B           Hollywood Casino Corp. 11.250% due 5/1/07...................        125,400
     30,000      B           Hollywood Casino Shreveport, 13.000% due 8/1/06 (b)++.......         32,250
     70,000      NR          Jazz Casino Co. LLC, 5.867% due 11/15/09....................         39,900
                             Sun International Hotels Limited:
     50,000      Ba3*        9.000% due 3/15/07..........................................         48,250
     70,000      Ba3*        8.625% due 12/15/07.........................................         65,800
     30,000      B-          Venetian Casino Resort LLC, 12.250% due 11/15/04............         26,250
--------------------------------------------------------------------------------------------------------
                                                                                                 712,431
--------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.9%
     30,000      BB-         Georgia Gulf Corp., 10.375% due 11/1/07 (b).................         31,425
                             Huntsman ICI Chemicals:
    575,000      B+          Zero coupon to yield 13.067% due 12/31/09 (b)...............        173,219
    145,000      B+          10.125% due 7/1/09 (b)......................................        150,075
                             Lyondell Chemical:
    170,000      BB          9.625% due 5/1/07...........................................        175,100
     80,000      BB          9.875% due 5/1/07...........................................         83,000
     55,000      B           ZSC Specialty Chemicals PLC, 11.000% due 7/1/09 (b).........         57,200
--------------------------------------------------------------------------------------------------------
                                                                                                 670,019
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
COAL MINING -- 0.4%
$   390,000      Caa2*       AEI Resources Inc., 10.500% due 12/15/05 (b)................    $   276,900
     35,000      B           P&L Coal Holdings Corp., 9.625% due 5/15/08.................         34,125
--------------------------------------------------------------------------------------------------------
                                                                                                 311,025
--------------------------------------------------------------------------------------------------------
CONSTRUCTION/AG EQUIPMENT/TRUCKS -- 0.2%
    150,000      B           Columbus McKinnon Corp., 8.500% due 4/1/08..................        129,750
--------------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.7%
    125,000      B           AEP Industries Inc., 9.875% due 11/15/07....................        121,250
     15,000      B           BWAY Corp., 10.250% due 4/15/07.............................         15,056
     50,000      B           Huntsman Packaging Corp., 9.125% due 10/1/07................         48,500
    135,000      B           Stone Container, 11.500% due 8/15/06 (b)....................        143,944
     50,000      B-          Sweetheart Cup Corp., Inc., 10.500% due 9/1/03..............         47,875
    140,000      B-          Tekni-Plex Inc., 11.250% due 4/1/07.........................        151,550
--------------------------------------------------------------------------------------------------------
                                                                                                 528,175
--------------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 1.0%
    140,000      B+          Parker Drilling Co., 9.750% due 11/15/06....................        138,250
    190,000      BB          Pride International Inc., 10.000% due 6/1/09................        194,275
    300,000      BB-         RBF Finance Co., 11.375% due 3/15/09........................        324,750
     40,000      Ba3*        R&B Falcon Corp., 12.250% due 3/15/06.......................         44,300
--------------------------------------------------------------------------------------------------------
                                                                                                 701,575
--------------------------------------------------------------------------------------------------------
DISCOUNT STORES -- 0.8%
    390,000      B+          Ames Department Stores, 10.000% due 4/15/06.................        386,100
    155,000      BB+         K-Mart Corp., 12.500% due 3/1/05............................        175,344
--------------------------------------------------------------------------------------------------------
                                                                                                 561,444
--------------------------------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES -- 0.3%
    250,000      B-          Outsourcing Solutions, 11.000% due 11/1/06..................        240,000
--------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.1%
                             Amresco Inc.:
     50,000      CCC-        10.000% due 3/15/04.........................................         30,000
     85,000      CCC-        9.875% due 3/15/05..........................................         51,000
--------------------------------------------------------------------------------------------------------
                                                                                                  81,000
--------------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.3%
     70,000      B-          Blount International, Inc., 13.000% due 8/1/09 (b)..........         73,850
    150,000      B+          Park-Ohio Industries, 9.250% due 12/1/07....................        145,500
--------------------------------------------------------------------------------------------------------
                                                                                                 219,350
--------------------------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 0.8%
     45,000      B-          American Plumbing & Mechanical, 11.625% due 10/15/08........         42,750
    340,000      B           Group Maintenance America Corp., 9.750% due 1/15/09.........        338,300
    170,000      BB-         Integrated Electrical Services, 9.375% due 2/1/09...........        168,725
--------------------------------------------------------------------------------------------------------
                                                                                                 549,775
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 1.2%
$   675,000      B+          Allied Waste Industries, Inc., 10.000% due 8/1/09 (b)++.....    $   604,125
    165,000      B+          IT Group Inc., 11.250% due 4/1/09...........................        159,431
     90,000      B+          URS Corp., 12.250% due 5/1/09...............................         94,725
--------------------------------------------------------------------------------------------------------
                                                                                                 858,281
--------------------------------------------------------------------------------------------------------
FOOD DISTRIBUTORS -- 1.0%
     70,000      B-          Agrilink Foods Inc., 11.875% due 11/1/08....................         69,300
    650,000      B2*         Carrols Corp., 9.500% due 12/1/08...........................        598,000
     60,000      B-          Premier International Foods PLC, 12.000% due 9/1/09 (b).....         60,000
     10,000      B           SC International Services, 9.250% due 9/1/07................          9,037
--------------------------------------------------------------------------------------------------------
                                                                                                 736,337
--------------------------------------------------------------------------------------------------------
FOODS -- SPECIALTY/CANDY -- 0.2%
    100,000      B-          B&G Foods Inc., 9.625% due 8/1/07...........................         89,250
    120,000      B           Imperial Holly, 9.750% due 12/15/07.........................         87,000
--------------------------------------------------------------------------------------------------------
                                                                                                 176,250
--------------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.6%
    275,000      B           Ainsworth Lumber, 12.500% due 7/15/07.......................        303,188
    100,000      B+          Millar Western Forest Products, 9.875% due 5/15/08..........        100,000
--------------------------------------------------------------------------------------------------------
                                                                                                 403,188
--------------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.1%
     75,000      B           Falcon Products Inc., 11.375% due 6/15/09...................         72,000
--------------------------------------------------------------------------------------------------------
HOMEBUILDING -- 0.5%
    380,000      BB-         US Home Corp., 8.875% due 2/15/09...........................        342,000
--------------------------------------------------------------------------------------------------------
HOSPITAL/NURSING MANAGEMENT -- 0.4%
     60,000      Ba3*        Fresenius Medical Cap Trust., 7.875% due 2/1/08.............         54,750
    270,000      B-          Magellan Health Services, Inc., 9.000% due 2/15/08..........        218,700
--------------------------------------------------------------------------------------------------------
                                                                                                 273,450
--------------------------------------------------------------------------------------------------------
HOTELS/RESORTS -- 0.8%
    270,000      B-          Courtyard By Marriott, 10.750% due 2/1/08...................        264,600
    140,000      BB          HMH Properties Inc., 8.450% due 12/01/08....................        130,200
    185,000      B+          Intrawest Corp., 9.750% due 8/15/08.........................        182,225
--------------------------------------------------------------------------------------------------------
                                                                                                 577,025
--------------------------------------------------------------------------------------------------------
INSURANCE COMPANIES -- 0.3%
    125,000      Caa*        SIG Capital Trust I, 9.500% due 8/15/27.....................         50,312
    200,000      B           Veritas Capital Trust, 10.000% due 1/1/28...................        150,500
--------------------------------------------------------------------------------------------------------
                                                                                                 200,812
--------------------------------------------------------------------------------------------------------
INTERNET SERVICES -- 1.3%
     60,000      Caa2*       Cybernet Internet Services International, Inc. 14.000% due
                             7/1/09......................................................         52,200
    120,000      B-          Exodus Communications, Inc., 10.750% due 12/15/09 (b).......        122,100
                             PSInet Inc.:
    200,000      B-          11.500% due 11/1/08.........................................        210,000
    145,000      B-          11.000% due 8/1/09..........................................        150,075

                       SEE NOTES TO FINANCIAL STATEMENTS.
16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
INTERNET SERVICES -- 1.3% (CONTINUED)
                             Verio Inc.:
$   115,000      B-          10.375% due 4/1/05..........................................    $   116,869
    185,000      B-          11.250% due 12/1/08.........................................        195,175
    125,000      B-          10.625% due 11/15/09 (b)....................................        128,437
--------------------------------------------------------------------------------------------------------
                                                                                                 974,856
--------------------------------------------------------------------------------------------------------
LEISURE/MOVIES/ENTERTAINMENT -- 0.4%
     70,000      B-          AMC Entertainment Inc., 9.500% due 2/1/11...................         61,775
     85,000      B-          Premier Parks, Inc., step bond to yield 10.817% due
                             4/1/08......................................................         57,800
    150,000      B-          SFX Entertainment, 9.125% due 2/1/08........................        142,125
--------------------------------------------------------------------------------------------------------
                                                                                                 261,700
--------------------------------------------------------------------------------------------------------
MACHINERY -- INDUSTRIAL COMPONENTS -- 0.1%
    104,000      B-          Alvey Systems Inc., 11.375% due 1/31/03.....................        107,640
--------------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.1%
     70,000      B-          Hanger Orthopedic Group, 11.250% due 6/15/09++..............         72,450
--------------------------------------------------------------------------------------------------------
METALS/MINERALS-OTHER -- 0.1%
    115,000      B-          Haynes International Inc., 11.625% due 9/1/04...............         95,163
--------------------------------------------------------------------------------------------------------
MULTI-SECTOR COMPANIES -- 0.6%
    425,000      B-          Triarc Consumer & Beverage, 10.250% due 2/15/09 (b).........        406,937
--------------------------------------------------------------------------------------------------------
NEWSPAPERS -- 0.3%
    220,000      B+          Garden State Newspapers, 8.625% due 7/1/11..................        200,475
--------------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCTION -- 1.1%
    105,000      B1*         Belco Oil & Gas Corp., 8.875% due 9/15/07...................        100,800
     55,000      B           Canadian Forest Oil Corp., 10.500% due 1/15/06..............         55,825
     25,000      B           Chesapeake Energy Corp., 9.625% due 5/1/05..................         23,750
    200,000      B           Clark USA, 10.875% due 12/1/05..............................         90,000
    200,000      B1*         Coda Energy Inc. (Belco Oil & Gas Corp.), 10.500% due
                             4/1/06......................................................        204,500
    140,000      B+          Nuevo Energy Co., 9.500% due 6/1/08.........................        140,175
    150,000      B           Stone Energy Corp., 8.750% due 9/15/07......................        146,625
     35,000      B+          Vintage Petroleum, 9.750% due 6/30/09.......................         36,225
--------------------------------------------------------------------------------------------------------
                                                                                                 797,900
--------------------------------------------------------------------------------------------------------
OIL/GAS TRANSMISSION -- 0.1%
     50,000      BB-         Leviathan Gas & Pipeline Corp., 10.375% due 6/1/09..........         51,938
--------------------------------------------------------------------------------------------------------
PAPER -- 1.3%
    140,000      B           Doman Industries Limited, 8.750% due 3/15/04................        120,400
    325,000      CCC+        Repap New Brunswick, 10.625% due 4/15/05....................        300,625
                             Riverwood International:
    130,000      B-          10.625% due 8/1/07..........................................        134,875
    255,000      CCC+        10.875% due 4/1/08..........................................        252,450
    180,000      BB+         Tembec Finance Corp., 9.875% due 9/30/05....................        187,200
--------------------------------------------------------------------------------------------------------
                                                                                                 995,550
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.5%
$   210,000      BB          ICN Pharmaceuticals Inc., 9.250% due 8/15/05................    $   207,375
    110,000      B           King Pharmaceuticals, Inc., 10.750% due 2/15/09++...........        117,425
--------------------------------------------------------------------------------------------------------
                                                                                                 324,800
--------------------------------------------------------------------------------------------------------
PHOTOGRAPHIC PRODUCTS -- 0.5%
    375,000      BB-         Polaroid Corp., 11.500% due 2/15/06.........................        365,625
--------------------------------------------------------------------------------------------------------
PRINTING/FORMS -- 0.1%
     60,000      NR          Merrill Corp., 12.000% due 5/1/09 (b).......................         58,425
--------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
     75,000      NR          Ocwen Asset Investment, 11.500% due 7/1/05..................         63,750
    101,000      Baa3*       Trizec Finance Ltd., 10.875% due 10/15/05...................        105,545
--------------------------------------------------------------------------------------------------------
                                                                                                 169,295
--------------------------------------------------------------------------------------------------------
RENTAL/LEASING COMPANIES -- 0.2%
    120,000      BB-         Avis Rent A Car Inc., 11.000% due 5/1/09....................        126,900
--------------------------------------------------------------------------------------------------------
RETAIL-FOOD CHAINS -- 0.1%
     50,000      B+          Stater Bros. Holdings Inc., 10.750% due 08/15/06............         50,250
--------------------------------------------------------------------------------------------------------
RETAIL-OTHER SPECIALTY STORES -- 0.0%
     45,000      B-          Advance Stores Co., Inc., 10.250% due 4/15/08 (b)...........         39,150
--------------------------------------------------------------------------------------------------------
SAVINGS AND LOANS ASSOCIATIONS -- 0.1%
    100,000      CCC+        Ocwen Capital Trust I, 10.875% due 8/1/27...................         63,500
--------------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.0%
     15,000      B           Fairchild Semiconductor, 10.125% due 3/15/07................         15,300
--------------------------------------------------------------------------------------------------------
STEEL/IRON ORE -- 0.9%
     65,000      BB-         The LTV Corp., 11.750% due 11/15/09 (b).....................         67,925
    125,000      B+          Russel Metals Inc., 10.000% due 6/1/09......................        122,187
    125,000      B+          WCI Steel Inc., 10.000% due 12/1/04.........................        127,500
    315,000      B-          WHX Corp., 10.500% due 4/15/05..............................        308,700
--------------------------------------------------------------------------------------------------------
                                                                                                 626,312
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.2%
                             Call-Net Enterprises, Inc.:
     30,000      B+          Step bond to yield 12.787% due 8/15/08......................         14,400
     55,000      B+          9.375% due 5/15/09..........................................         45,650
                             Esprit Telecom:
    100,000      B-          11.500% due 12/15/07........................................        100,750
    100,000      B-          10.875% due 6/15/08.........................................         99,500
                             Hermes Europe Rail:
    100,000      B           11.500% due 8/15/07.........................................        103,250
    170,000      B           10.375% due 1/15/09.........................................        169,150
                             ICG Communications Inc.:
     55,000      B-          Step bond to yield 12.930% due 9/15/05......................         47,850
     95,000      B-          Step bond to yield 12.921% due 5/1/06.......................         72,200
                             KMC Telecom Holdings Inc.:
     55,000      B-          Step Bond to yield 15.836% due 2/15/08......................         29,838
    140,000      NR          13.500% due 5/15/09 (b).....................................        138,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.2% (CONTINUED)
$   290,000      B           Level 3 Communications, step bond to yield 11.322% due
                             12/1/08.....................................................    $   175,450
                             Metromedia Fiber Network:
    370,000      B+          10.000% due 11/15/08........................................        380,175
     95,000      B+          10.000% due 12/15/09........................................         97,850
                             Nextlink Communications:
    220,000      B           Step bond to yield 12.066% due 6/1/09.......................        137,500
    175,000      B           Step bond to yield 12.125% due 12/1/09 (b)..................        104,563
    155,000      B           10.750% due 6/1/09..........................................        160,425
     60,000      B2*         Omnipoint Corp., 11.625% due 8/15/06........................         64,050
     30,000      B-          Primus Telecom Group, 11.750% due 8/1/04....................         29,700
    160,000      B-          Tele1 Europe BV, 13.000% due 5/15/09........................        164,800
    100,000      B-          Versatel Telecom BV, 13.250% due 5/15/08....................        107,000
    355,000      B-          Viatel Inc., 11.250% due 4/15/08............................        355,000
    155,000      BB-         Williams Communications Group, Inc., 10.875% due 10/1/09....        162,750
    300,000      NR          World Access, Inc., 13.250% due 1/15/08.....................        271,500
--------------------------------------------------------------------------------------------------------
                                                                                               3,031,601
--------------------------------------------------------------------------------------------------------
TELEPHONE-CELLULAR -- 2.5%
                             AirGate PCS, Inc.:
     40,000      Caa1*       Step bond to yield 13.548% due 10/1/09......................         22,200
    120,000      NR          Step bond to yield 13.255% due 10/1/09 (c)..................         78,000
     70,000      B-          Centennial Cellular, 10.750% due 12/15/08...................         75,425
    185,000      B           Crown Castle International Corp., step bond to yield 11.116%
                             due 5/15/11.................................................        116,088
     55,000      NR          Dobson/Sygnet Communications Corp., 12.250% due 12/15/08....         61,050
                             Microcell Telecommunications:
     55,000      B3*         Step bond to yield 11.842% due 6/1/06.......................         48,812
    190,000      B-          Step bond to yield 11.734% due 6/1/09.......................        123,025
    125,000      B-          Millicom International Cellular, step bond to yield 14.226%
                             due 6/1/06..................................................        102,812
                             Nextel Communications:
     80,000      B1*         Step bond to yield 10.655% due 9/15/07......................         60,200
    255,000      B1*         Step bond to yield 10.545% due 2/15/08......................        180,412
     35,000      B3*         Nextel Partners Inc., step bond to yield 13.110% due
                             2/1/09......................................................         23,100
    360,000      NR          Spectrasite Holdings Inc., step bond to yield 11.250% due
                             4/15/09.....................................................        191,700
                             Telesystems International:
     45,000      CCC+        Series B, step bond to yield 15.746% due 6/30/07............         27,450
    330,000      CCC+        Series C, step bond to yield 11.624% due 11/1/07............        181,500
    320,000      B3*         Triton PCS Inc., step bond to yield 11.258% due 5/1/08......        227,200
    105,000      CCC+        US Unwired Inc., step bond to yield 13.375 due 11/1/09
                             (b).........................................................         62,475
                             VoiceStream Wireless Corp.:
     90,000      B2*         Step bond to yield 11.875% due 11/15/09 (b).................         54,450
    190,000      B2*         10.375% due 11/15/09 (b)....................................        195,700
--------------------------------------------------------------------------------------------------------
                                                                                               1,831,599
--------------------------------------------------------------------------------------------------------
TRANSPORTATION-MARINE -- 0.3%
    210,000      B-          Oglebay Norton Co., 10.000% due 2/1/09......................        204,750
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
UNREGULATED POWER GENERATION -- 1.0%
                             AES Corp.:
$   280,000      BB          10.250% due 7/15/06.........................................    $   283,500
    235,000      Ba1*        9.500% due 6/1/09++.........................................        237,350
    200,000      BB+         Calpine Corp., 10.500% due 5/15/06..........................        210,500
--------------------------------------------------------------------------------------------------------
                                                                                                 731,350
--------------------------------------------------------------------------------------------------------
WHOLESALE DISTRIBUTORS -- 0.1%
     60,000      B           Buhrman U.S. Inc., 12.250% due 11/1/09 (b)..................         62,400
     35,000      B-          Fisher Scientific International, 9.000% due 2/1/08..........         33,688
--------------------------------------------------------------------------------------------------------
                                                                                                  96,088
--------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES (Cost -- $25,651,501).......     24,934,304
--------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.0%
CONTRACT DRILLING -- 0.0%
     20,000      B-          Parker Drilling Co., 5.500% due 8/1/04 (Cost -- $14,269)....         14,000
--------------------------------------------------------------------------------------------------------
  SHARES                                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
TELECOMMUNICATIONS-OTHER -- 0.0%
        942                  World Access, Inc. (d) (Cost -- $16,190)....................         18,146
--------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------------------------------
SAVINGS AND LOANS ASSOCIATIONS -- 0.1%
      2,400                  California Federal Preferred Capital Corp., 9.125% Series A,
                             Exchangeable................................................         54,150
--------------------------------------------------------------------------------------------------------
HOSPITAL/NURSING MANAGEMENT -- 0.2%
    150,000                  Fresenius Medical Cap Trust, 9.000%.........................        144,375
--------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK (Cost -- $215,850)....................        198,525
--------------------------------------------------------------------------------------------------------
WARRANTS -- 0.1% (d)
--------------------------------------------------------------------------------------------------------
BROADCASTING -- 0.0%
        150                  Australis Holdings, Expire 10/30/01 (b).....................              1
        450                  UIH Australia, Expire 5/15/06...............................         13,500
--------------------------------------------------------------------------------------------------------
                                                                                                  13,501
--------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.0%
        750                  Wireless One Inc., Expire 10/19/00..........................            186
--------------------------------------------------------------------------------------------------------
INTERNET SERVICES -- 0.0%
         60                  Cybernet Internet Services International, Inc., Expire
                             7/1/09 (b)..................................................          4,830
        125                  Splitrock Service, Expire 7/15/08...........................         11,750
        225                  WAM! Net Inc., Expire 3/1/05................................          5,119
--------------------------------------------------------------------------------------------------------
                                                                                                  21,699
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

  SHARES                                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-OTHER -- 0.1%
        150                  RSL Communications Ltd., Expire 11/15/06....................    $     6,000
        110                  Tele1 Europe BV, Expire 5/15/09 (b).........................         19,250
        100                  Versatel Telecom, Expire 5/15/08 (b)........................         41,000
--------------------------------------------------------------------------------------------------------
                                                                                                  66,250
--------------------------------------------------------------------------------------------------------
TELEPHONE-CELLULAR -- 0.0%
        100                  Iridium World Communications, Expire 7/15/05 (b)............              1
--------------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS (Cost -- $17,869)............................        101,637
--------------------------------------------------------------------------------------------------------
                             TOTAL HIGH YIELD SECTOR (Cost -- $25,915,679)...............     25,266,612
--------------------------------------------------------------------------------------------------------
          FACE
         AMOUNT+                                       SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 15.6%
--------------------------------------------------------------------------------------------------------
BONDS -- 15.6%
--------------------------------------------------------------------------------------------------------
CANADA -- 0.3%
    300,000                  KFW International Finance, 9.500% due 5/13/02...............        220,937
--------------------------------------------------------------------------------------------------------
EUROPE -- 4.1%
  2,000,000      EUR         Buoni Poliennali Del Tes, 3.250% due 4/15/04................      1,887,039
    225,000      EUR         Dolphin Telecom., step bond to yield 11.481% due 6/1/08.....        108,809
    150,000      EUR         Kappa Beheer BV, 10.625 due 7/15/09 (b).....................        159,436
    300,000      EUR         Republic of Italy, 6.000% due 4/2/04........................        313,522
    500,000      EUR         Republic of Portugal, 6.000% due 2/16/04....................        520,875
--------------------------------------------------------------------------------------------------------
                                                                                               2,989,681
--------------------------------------------------------------------------------------------------------
GERMANY -- 4.1%
  2,000,000      EUR         Bundesobligation, 3.250% due 2/17/04........................      1,904,368
  1,000,000      EUR         Bundesobligation, 3.500% due 11/11/03.......................        966,692
    175,000                  Esprit Telecom, 11.500% due 12/15/07........................         91,502
    100,000                  Texon International, 10.000% due 2/1/08++...................         45,332
--------------------------------------------------------------------------------------------------------
                                                                                               3,007,894
--------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 7.0%
    500,000                  European Investment Bank, 8.000% due 6/10/03................        832,741
     50,000      EUR         Head Holding GMBH, 10.750% due 7/15/06 (b)..................         52,893
    500,000                  Interamer Development Bank, 7.125% due 11/26/04.............        818,051
     75,000      EUR         Jazztel PLC, 13.250% due 12/15/09 (b).......................         75,939
  2,000,000                  United Kingdom Treasury, 6.500% due 12/7/03.................      3,260,258
--------------------------------------------------------------------------------------------------------
                                                                                               5,039,882
--------------------------------------------------------------------------------------------------------
UNITED STATES -- 0.1%
    100,000      EUR         NTL Communications Corp., step bond to yield 11.397% due
                             11/15/09....................................................         58,938
--------------------------------------------------------------------------------------------------------
                             TOTAL BONDS (Cost -- $12,012,264)...........................     11,317,332
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

         SHARES                                        SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
EUROPE -- 0.0%
        175                  Tele1 Europe BV warrant, Expire 5/15/09 (d)(Cost -- $0).....    $    30,885
--------------------------------------------------------------------------------------------------------
                             TOTAL INTERNATIONAL SECTOR (Cost -- $12,012,264)............     11,348,217
--------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100% (Cost -- $74,895,911**)...........    $72,602,378
--------------------------------------------------------------------------------------------------------

 @ Security segregated by custodian for open forward foreign currency contracts.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c) Security issued with attached warrants.
(d) Non-income producing security.
 +  Face amount represents local currency, unless otherwise indicated.
 ++ All or a portion of this security is on loan (See Note 16).
 ** Aggegate cost for Federal income tax purposes is substantially the same.

See page 47 for definition of ratings.

CURRENCY ABBREVIATION:
EUR -- Euro

                       SEE NOTES TO FINANCIAL STATEMENTS.
22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 85.4%
-----------------------------------------------------------------------------------------
GAS -- 9.1%
  18,000      Coastal Corp. ..............................................    $   637,875
  15,000      Southwest Gas Corp. ........................................        345,000
  30,000      Williams Cos. Inc. .........................................        916,875
-----------------------------------------------------------------------------------------
                                                                                1,899,750
-----------------------------------------------------------------------------------------
TELECOMMUNICATION -- 21.2%
   3,750      AT&T Corp. .................................................        190,313
  10,000      Bell Atlantic Corp. ........................................        615,625
  20,250      MCI WorldCom, Inc. (a)......................................      1,074,516
  17,000      MediaOne Group, Inc. .......................................      1,305,813
   6,000      NEXTLINK Communications Inc., Class A Shares (a)............        498,375
  15,000      SBC Communications Inc. ....................................        731,250
-----------------------------------------------------------------------------------------
                                                                                4,415,892
-----------------------------------------------------------------------------------------
UTILITIES -- 55.1%
  25,000      Cinergy Corp. ..............................................        603,125
  25,000      CMS Energy Corp. ...........................................        779,688
   5,000      Consolidated Edison Co. of New York, Inc. ..................        172,500
  15,000      Consolidated Natural Gas Co. ...............................        974,062
  30,000      DQE Inc. ...................................................      1,038,750
  30,000      Edison International........................................        785,624
  27,000      El Paso Energy Corp. .......................................      1,047,937
  20,000      Energen Corp. ..............................................        361,250
  10,000      Energy East Corp. ..........................................        208,125
  20,000      FirstEnergy Corp. ..........................................        453,750
  30,000      The Montana Power Co. ......................................      1,081,875
  15,000      National Fuel Gas Co. ......................................        697,500
  25,000      Niagara Mohawk Power Co. (a)................................        348,438
  18,457      NSTAR.......................................................        747,509
  21,000      Peco Energy Co. ............................................        729,750
  14,500      Pinnacle West Capital Co. ..................................        443,155
  30,000      Unicom Corp. ...............................................      1,005,000
-----------------------------------------------------------------------------------------
                                                                               11,478,038
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $12,919,181)....................     17,793,680
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO

  FACE
 AMOUNT     RATING(b)                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 14.6%
$250,000      AA-         Dayton Power & Light Co., First Mortgage, 8.150% due
                          1/15/26.....................................................    $   243,438
                          Duquesne Light Co., First Collateral Trust:
 200,000      A3*         8.375% due 5/15/24..........................................        196,250
 250,000      A3*         7.550% due 6/15/25..........................................        227,500
 200,000      AA-         Idaho Power Co., First Mortgage, 8.750% due 3/15/27.........        201,000
 300,000      Aa2*        Kentucky Utilities Co., First Mortgage, 8.550% due
                          5/15/27.....................................................        298,125
                          Madison Gas & Electric Co., First Mortgage:
 200,000      AA          8.500% due 4/15/22..........................................        198,000
 500,000      AA          7.700% due 2/15/28..........................................        461,875
                          New York State Electric & Gas Corp., First Mortgage:
 250,000      A           8.300% due 12/15/22.........................................        243,750
 250,000      A           7.450% due 7/15/23..........................................        229,375
 400,000      AA+         Wisconsin Electric Power Co., First Mortgage, 7.050% due
                          8/1/24......................................................        353,500
 425,000      AA+         Wisconsin Public Service Corp., First Mortgage, 7.125% due
                          7/1/23......................................................        379,312
-----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $3,199,797)........      3,032,125
-----------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100% (Cost -- $16,118,978**)...........    $20,825,805
-----------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 47 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
COMMON STOCK -- 97.5%
---------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 3.4%
     12,364      Air Products & Chemicals, Inc. .............................    $    414,966
     11,726      Alcan Aluminium Ltd. .......................................         482,964
     19,759      Alcoa, Inc. ................................................       1,639,997
      5,050      Allegheny Technologies, Inc. ...............................         113,309
     10,535      Allied Waste Industries, Inc. (a)...........................          92,840
      6,045      Avery Dennison Corp. .......................................         440,528
     21,215      Barrick Gold Corp. .........................................         375,240
      2,819      Bemis, Inc. ................................................          98,311
      7,262      Bethlehem Steel Corp. (a)...................................          60,818
      3,132      Boise Cascade Corp. ........................................         126,846
      5,146      Champion International Corp. ...............................         318,730
     11,810      Dow Chemical Co. ...........................................       1,578,111
     56,293      E.I. du Pont de Nemours & Co. ..............................       3,708,301
      6,683      Engelhard Corp. ............................................         126,142
      1,617      FMC Corp. (a)...............................................          92,673
      8,762      Freeport-McMoRan Copper & Gold, Inc., Class B Shares........         185,097
      9,190      Georgia Pacific Corp. ......................................         466,393
      3,137      Great Lakes Chemical Corp. .................................         119,794
      5,737      Hercules, Inc. .............................................         159,919
     13,974      Homestake Mining Co. .......................................         109,172
      8,152      Ikon Office Solutions, Inc. ................................          55,535
     10,495      Inco Ltd. ..................................................         246,633
     22,272      International Paper Co. ....................................       1,256,975
      4,780      ITT Industries Inc. ........................................         159,830
     29,294      Kimberly-Clark Corp. .......................................       1,911,433
      5,499      Louisiana Pacific Corp. ....................................          78,361
      5,513      Mead Corp. .................................................         239,471
      8,410      Molex, Inc. ................................................         476,742
     34,276      Monsanto Co. ...............................................       1,221,083
        396      Nacco Industries, Inc. .....................................          22,003
      9,145      Newmont Mining Corp. .......................................         224,053
      4,691      Nucor Corp. ................................................         257,125
      4,393      Phelps Dodge Corp. .........................................         294,880
     17,585      Placer Dome, Inc. ..........................................         189,038
      1,511      Potlatch Corp. .............................................          67,428
      8,633      Praxair, Inc. ..............................................         434,348
      6,068      Quintiles Transnational Corp. (a)...........................         113,396
      3,440      Reynolds Metals Co. ........................................         263,590
     11,712      Rohm & Haas Co. ............................................         476,532
      5,502      Sigma-Aldrich Corp. ........................................         165,404
      7,199      Union Camp. Corp. ..........................................         480,533
     25,757      United Technologies Corp. ..................................       1,674,205
      4,746      USX-U.S. Steel Group........................................         156,618
     33,426      Waste Management, Inc. .....................................         574,508
      5,318      Westvaco Corp. .............................................         173,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 3.4% (CONTINUED)
     12,680      Weyerhaeuser Co. ...........................................    $    910,583
      6,002      Willamette Industries, Inc. ................................         278,718
      4,736      Worthington Industries, Inc. ...............................          78,440
      3,923      W.R. Grace & Co. (a)........................................          54,432
---------------------------------------------------------------------------------------------
                                                                                   23,245,548
---------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.0%
      5,357      Vulcan Materials Co. .......................................         213,945
---------------------------------------------------------------------------------------------
CAPITAL GOODS -- 6.2%
      2,083      Armstrong World Industries, Inc. ...........................          69,520
      5,997      The B.F. Goodrich Co. ......................................         164,918
     50,331      Boeing Co. .................................................       2,091,882
      1,268      Briggs & Stratton Corp. ....................................          67,995
     19,161      Caterpillar, Inc. ..........................................         901,764
      3,072      Centex Corp. ...............................................          75,840
      5,068      Cooper Industries, Inc. ....................................         204,936
      3,673      Crane Co. ..................................................          73,001
      2,167      Cummins Engine, Inc. .......................................         104,693
      8,777      Dana Corp. .................................................         262,761
      7,704      Danaher Corp. ..............................................         371,718
     12,535      Deere & Co. ................................................         543,706
     30,478      Delphi Automotive Systems Corp. ............................         480,027
     11,030      Dover Corp. ................................................         500,485
      3,948      Eaton Corp. ................................................         286,724
     23,439      Emerson Electric Co. .......................................       1,344,813
      4,136      Fluor Corp. ................................................         189,738
      1,983      Foster Wheeler Corp. .......................................          17,599
     10,849      General Dynamics Corp. .....................................         572,285
    176,783      General Electric Co. (a)....................................      27,357,169
     16,222      Illinois Tool Works, Inc. ..................................       1,095,999
      8,758      Ingersoll Rand Co. .........................................         482,237
      4,549      Johnson Controls, Inc. .....................................         258,724
      2,548      Kaufman & Broad Home Corp. .................................          61,630
     21,202      Lockheed Martin Corp. ......................................         463,794
      1,830      Milacron, Inc. .............................................          28,136
      3,378      Navistar International Corp. (a)............................         160,033
      3,791      Northrop Grumman Corp. .....................................         204,951
      3,014      Owens-Corning Fiberglass Corp. .............................          58,208
      8,133      Owens-Illinois..............................................         203,833
      4,246      Paccar, Inc. ...............................................         188,151
      6,070      Parker Hannifin Corp. ......................................         311,467
      3,966      Progressive Corp. ..........................................         290,014
     18,113      Raytheon Corp., Class B Shares..............................         481,127
     10,248      Rockwell International Corp. ...............................         490,623
      4,869      Stanley Works...............................................         146,679
      7,972      Textron, Inc. ..............................................         611,353
      8,692      Thermo Electron Corp. (a)...................................         130,380

                       SEE NOTES TO FINANCIAL STATEMENTS.
26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CAPITAL GOODS -- 6.2% (CONTINUED)
      3,080      Thomas & Betts Corp. .......................................    $     98,175
      3,169      Timken Co. .................................................          64,766
      6,591      TRW, Inc. ..................................................         342,320
---------------------------------------------------------------------------------------------
                                                                                   41,854,174
---------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.5%
      4,658      Black & Decker Corp. .......................................         243,380
      4,231      Cooper Tire & Rubber Co. ...................................          65,845
     13,216      Corning, Inc. ..............................................       1,704,038
      1,674      Fleetwood Enterprises, Inc. ................................          34,526
     65,121      Ford Motor Co. .............................................       3,479,903
     34,511      General Motors Corp. .......................................       2,508,518
      9,565      Genuine Parts Co. ..........................................         237,331
      8,479      Goodyear Tire & Rubber Co. .................................         239,002
     10,549      Leggett & Platt, Inc. ......................................         226,144
     24,189      Masco Corp. ................................................         613,796
      4,502      Maytag Corp. ...............................................         216,096
     15,174      Newell Rubbermaid, Inc. ....................................         440,046
      2,194      Pulte Corp. ................................................          49,365
      3,195      Snap-On, Inc. ..............................................          84,867
      4,021      Whirlpool Corp. ............................................         261,616
---------------------------------------------------------------------------------------------
                                                                                   10,404,473
---------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 7.2%
     25,058      Anheuser-Busch Cos., Inc. ..................................       1,775,986
     32,607      Archer-Daniels-Midland Co. .................................         397,398
      7,754      Autozone, Inc. (a)..........................................         250,551
     13,010      Avon Products, Inc. ........................................         429,330
      1,601      Ball Corp. .................................................          63,039
      7,583      Bed Bath & Beyond Inc. (a)..................................         263,509
     10,995      Best Buy Co., Inc. (a)......................................         551,812
      3,707      Brown-Forman Corp., Class B Shares..........................         212,226
     23,049      Campbell Soup Co. ..........................................         891,708
     12,714      Clorox Co. .................................................         640,468
    133,093      The Coca Cola Co. ..........................................       7,752,667
     22,969      Coca Cola Enterprises, Inc. ................................         462,251
     31,369      Colgate Palmolive Co. ......................................       2,038,985
     26,579      Conagra, Inc. ..............................................         599,689
      1,973      Coors Adolph Co., Class B Shares............................         103,583
      6,642      Crown Cork & Seal Co., Inc. ................................         148,615
      4,180      Eastman Chemical Co. .......................................         199,334
     17,026      Eastman Kodak Co. ..........................................       1,127,972
     16,037      FDX Corp. ..................................................         656,515
     11,550      Fort James Corp. ...........................................         316,181
      8,859      Fortune Brands, Inc. .......................................         292,901
     16,449      General Mills, Inc. ........................................         588,052
     57,783      Gillette Co. ...............................................       2,379,937
     10,501      Hasbro, Inc. ...............................................         200,175

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 7.2% (CONTINUED)
      7,420      Hershey Foods Corp. ........................................    $    352,450
     19,234      H.J. Heinz Co. .............................................         765,754
      5,654      International Flavors & Fragrances, Inc. ...................         213,439
     21,804      Kellogg Co. ................................................         671,836
      3,213      Liz Claiborne, Inc. ........................................         120,889
     22,433      Mattel, Inc. ...............................................         294,433
     73,002      McDonald's Corp. ...........................................       2,942,893
     17,455      Nabisco Group Holdings Corp. ...............................         185,459
     15,140      Nike Inc., Class B Shares...................................         750,376
     17,496      Office Depot, Inc. .........................................         191,363
     78,355      PepsiCo, Inc. ..............................................       2,762,014
    127,608      Philip Morris Cos., Inc. (b)................................       2,958,910
      2,499      Polaroid Corp. .............................................          47,012
     70,826      Procter & Gamble Co. .......................................       7,759,874
      7,233      Quaker Oats Co. ............................................         474,666
     17,484      Ralston Purina Group........................................         487,367
      3,129      Reebok International Ltd. (a)...............................          25,619
      1,822      Russell Corp. ..............................................          30,519
     49,049      Sara Lee Corp. .............................................       1,082,144
     23,355      Seagram Ltd. ...............................................       1,049,515
      8,868      The Sherwin Williams Co. ...................................         186,228
      8,238      Tricon Global Restaurants, Inc. (a).........................         318,193
      3,236      Tupperware Corp. ...........................................          54,810
     30,840      Unilever NV, New York Shares................................       1,678,853
      9,340      UST, Inc. ..................................................         235,251
      6,362      VF Corp. ...................................................         190,860
      6,246      William Wrigley Jr. Co. ....................................         518,028
---------------------------------------------------------------------------------------------
                                                                                   48,691,639
---------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 11.9%
         46      Abercombie & Fitch Co., Class A Shares......................           1,228
      2,949      Alberto Culver Co., Class B Shares..........................          76,121
     22,796      Albertsons, Inc. ...........................................         735,171
      3,562      American Greetings Corp., Class A Shares....................          84,152
     15,049      Bestfoods...................................................         791,013
      5,094      Brunswick Corp. ............................................         113,341
     33,270      Carnival Corp. .............................................       1,590,722
     41,099      CBS Corp. ..................................................       2,627,767
     38,297      Cendant Corp. (a)...........................................       1,017,264
      7,495      CenturyTel, Inc. ...........................................         355,076
     10,902      Circuit City Stores, Inc. ..................................         491,271
     18,236      Clear Channel Communications, Inc. .........................       1,627,563
     40,553      Comcast Corp., Class A Shares...............................       2,037,788
      6,079      Consolidated Stores Corp. ..................................          98,784
     11,967      Costco Cos, Inc. (a)........................................       1,091,989
     21,129      CVS Corp. ..................................................         843,839
      7,117      Darden Restaurants, Inc. ...................................         128,996
     23,718      Dayton Hudson Corp. ........................................       1,741,791

                       SEE NOTES TO FINANCIAL STATEMENTS.
28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 11.9% (CONTINUED)
      3,867      Deluxe Corp. ...............................................    $    106,101
      5,731      Dillard Department Stores, Inc., Class A Shares.............         115,695
     14,299      Dollar General Corp. .......................................         325,302
      4,814      Dow Jones & Co. Inc. .......................................         327,352
      8,576      Dun & Bradstreet Corp. .....................................         252,992
      6,951      Ecolab, Inc. ...............................................         271,958
     58,728      Eli Lilly & Co. ............................................       3,905,412
      7,750      Equifax, Inc. ..............................................         182,608
     11,297      Federated Department Stores, Inc. (a).......................         571,206
     15,019      Gannett, Inc. ..............................................       1,224,986
     46,168      Gap, Inc. ..................................................       2,123,728
      1,995      Great Atlantic & Pacific Tea Co., Inc. .....................          55,610
      3,858      Harcourt General, Inc. .....................................         155,284
      6,970      Harrah's Entertainment, Inc (a).............................         184,269
     19,764      Hilton Hotels Corp. ........................................         190,227
    124,026      Home Depot, Inc. ...........................................       8,503,533
     15,165      The Interpublic Group of Cos., Inc. ........................         874,830
     14,184      J.C. Penney Co. ............................................         282,794
      1,785      Jostens, Inc. ..............................................          43,398
     26,681      Kmart Corp. (a).............................................         268,478
      4,475      Knight Ridder, Inc. ........................................         266,263
      8,807      Kohls Corp. ................................................         635,755
     44,933      Kroger Co. (a)..............................................         848,110
     11,642      Limited, Inc. ..............................................         504,244
      2,252      Longs Drug Stores Corp. ....................................          58,130
     20,635      Lowes Corp. ................................................       1,232,941
     13,385      Marriott International, Inc. ...............................         422,464
     17,997      May Department Stores Co. ..................................         580,403
     10,576      McGraw Hill Cos., Inc. .....................................         651,746
     32,957      MediaOne Group, Inc. (a)....................................       2,531,510
      2,816      Meredith Corp. .............................................         117,391
     10,205      Mirage Resorts, Inc. (a)....................................         156,264
      2,091      National Service Industries, Inc. ..........................          61,685
      9,216      New York Times Co., Class A Shares..........................         452,736
      7,511      Nordstrom, Inc. ............................................         196,694
      9,538      Omnicom Group, Inc. ........................................         953,800
     13,299      Paycheck Inc. ..............................................         531,960
      3,105      The Pep Boys - Manny, Moe and Jack..........................          28,333
      6,867      R.R. Donnelley & Sons Co. ..................................         170,387
     13,997      Rite Aid Corp. .............................................         156,591
     27,470      Safeway, Inc. (a)...........................................         976,902
      4,443      Sealed Air Corp. (a)........................................         230,203
     20,454      Sears, Roebuck & Co. .......................................         622,569
     14,640      Service Corp. International.................................         101,565
        992      Spring Industries, Inc. ....................................          39,618
     25,148      Staples, Inc. (a)...........................................         521,821
      7,372      SuperValu, Inc. ............................................         147,440
     17,800      Sysco Corp. ................................................         704,213

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 11.9% (CONTINUED)
     10,376      Tandy Corp. ................................................    $    510,370
      3,033      Temple Inland, Inc. ........................................         199,988
     69,323      Time Warner, Inc. ..........................................       5,021,585
      3,187      Times Mirror Co., Class A Shares............................         213,529
     16,551      TJX Cos., Inc. .............................................         338,261
     13,367      Toys 'R' Us, Inc. (a).......................................         191,315
     12,779      Tribune Co. ................................................         703,644
      3,867      US Airways Group, Inc. (a)..................................         123,984
     37,508      Viacom, Inc., Non Voting Shares (a).........................       2,266,890
     54,021      Walgreen Co. ...............................................       1,580,114
    239,753      Wal-Mart Stores, Inc. ......................................      16,572,926
    111,223      Walt Disney Co. ............................................       3,253,273
      6,502      Wendy's International, Inc. ................................         134,104
      7,985      Winn Dixie Stores, Inc. ....................................         191,141
      5,083      W.W. Grainger, Inc. ........................................         243,031
---------------------------------------------------------------------------------------------
                                                                                   80,865,532
---------------------------------------------------------------------------------------------
ENERGY -- 6.3%
     11,102      AES Corp. (a)...............................................         829,874
      4,929      Amerada Hess Corp. .........................................         279,721
      6,832      Anadorka Petroleum Corp. ...................................         233,142
      6,205      Apache Corp. ...............................................         229,197
      3,856      Ashland, Inc. ..............................................         127,007
     17,386      Atlantic Richfield Co. .....................................       1,503,889
     17,777      Baker Hughes, Inc. .........................................         374,428
     11,627      Burlington Resources, Inc. .................................         384,418
     35,360      Chevron Corp. ..............................................       3,063,060
      8,496      Cinergy Corp. ..............................................         204,966
     11,488      Coastal Corp. ..............................................         407,106
     33,667      Conoco, Inc., Class B Shares................................         837,467
      8,108      Constellation Energy Group..................................         235,132
      1,475      Eastern Enterprises.........................................          84,720
     18,655      Edison International........................................         488,528
     12,290      El Paso Energy Co. .........................................         477,006
     38,587      Enron Corp. ................................................       1,712,297
    186,110      Exxon Mobil Corp. ..........................................      14,993,487
     12,422      First Energy Corp. .........................................         281,824
     23,828      Halliburton Co. ............................................         959,077
      4,703      Kerr McGee Corp. ...........................................         291,586
      8,048      LSI Logic Corp. (a).........................................         543,240
      3,445      McDermott International, Inc. ..............................          31,220
      6,249      New Century Energies, Inc. .................................         189,813
     19,935      Occidental Petroleum Corp. .................................         431,094
      7,976      Pactiv Corp. (a)............................................          84,744
     13,710      Phillips Petroleum Co. .....................................         644,370
      4,643      Rowan Cos., Inc. (a)........................................         100,695
    115,486      Royal Dutch Petroleum Co. (b)...............................       6,979,685
     29,640      Schlumberger Ltd. ..........................................       1,667,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
ENERGY -- 6.3% (CONTINUED)
     13,082      Sempra Energy...............................................    $    227,300
      4,867      Sunoco Inc. ................................................         114,375
     29,825      Texaco, Inc. ...............................................       1,619,870
      7,845      Tosco corp. ................................................         213,285
      5,738      Transocean Sedco Forex, Inc. ...............................         193,309
     13,389      Union Pacific Resources Group, Inc. ........................         170,710
     12,979      Unocal Corp. ...............................................         435,608
     16,751      USX-Marathon Group..........................................         413,540
     23,360      Williams Cos., Inc. ........................................         713,940
---------------------------------------------------------------------------------------------
                                                                                   42,771,980
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 13.4%
      8,111      Aetna Inc. .................................................         452,695
     14,280      AFLAC, Inc. ................................................         673,837
     43,475      Allstate Corp. .............................................       1,043,400
     24,127      American Express Co. .......................................       4,011,114
     13,274      American General Corp. .....................................       1,007,165
     83,448      American International Group, Inc. .........................       9,022,815
     21,225      AmSouth Bancorp. ...........................................         409,908
     39,176      Associates First Capital Corp. .............................       1,074,890
     61,700      Bank One Corp. .............................................       1,978,256
     39,716      Bank of New York Co., Inc. .................................       1,588,640
     91,936      BankAmerica Corp. ..........................................       4,614,038
     17,732      BB&T Corp. .................................................         485,413
      6,425      Bear Stearns & Co. .........................................         274,669
     10,678      Capital One Financial Corp. ................................         514,546
     44,085      Charles Schwab Corp. .......................................       1,691,762
     44,413      Chase Manhattan Corp. ......................................       3,450,334
      9,480      Chubb Corp. ................................................         533,843
     10,043      CIGNA Corp. ................................................         809,089
      8,920      Cincinnati Financial Corp. .................................         278,192
    181,703      Citigroup Inc. .............................................      10,095,872
      8,409      Comerica, Inc. .............................................         392,595
     17,694      Conseco, Inc. ..............................................         316,280
      6,114      Countrywide Credit Industries, Inc. ........................         154,378
     55,212      Fannie Mae..................................................       3,447,299
     16,638      Fifth Third Bancorp. .......................................       1,220,813
     22,582      First Data Corp. ...........................................       1,113,575
     53,217      First Union Corp. ..........................................       1,746,183
     52,658      Firstar, Corp. .............................................       1,112,400
     49,354      FleetBoston Financial Corp. ................................       1,718,136
     13,495      Franklin Resources Inc. ....................................         432,683
     37,425      Freddie Mac.................................................       1,761,314
      8,655      Golden West Financial Corp. of Delaware.....................         289,942
      5,308      H&R Block, Inc. ............................................         232,225
     11,905      Hartford Financial Services Group, Inc. ....................         563,998
     25,324      Household International Inc. ...............................         943,318
     12,250      Huntington Bancshares.......................................         292,469

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 13.4% (CONTINUED)
      9,312      J.P. Morgan & Co., Inc. ....................................    $  1,179,132
      5,659      Jefferson Pilot Corp. ......................................         386,227
     24,184      KeyCorp. ...................................................         535,071
      6,467      Lehman Brothers Holding, Inc. ..............................         547,674
     10,453      Lincoln National Corp. .....................................         418,120
      5,669      Loews Corp. ................................................         344,037
     14,347      Marsh & McLennan Cos., Inc. ................................       1,372,829
      5,430      MBIA, Inc. .................................................         286,772
     43,257      MBNA Corp. .................................................       1,178,753
     27,418      Mellon Bank Corp. ..........................................         933,926
     19,970      Merrill Lynch & Co., Inc. ..................................       1,667,494
      5,718      MGIC Investment Corp. ......................................         344,152
     30,021      Morgan Stanley Dean Witter & Co. ...........................       4,285,498
     33,113      National City Corp. ........................................         784,364
     12,056      Northern Trust Corp. .......................................         638,968
      6,417      Old Kent Financial Corp. ...................................         227,001
      7,635      PaineWebber Group, Inc. ....................................         296,333
     15,788      PNC Bank Corp. .............................................         702,565
      7,633      Providian Corp. ............................................         695,080
     11,866      Regions Financial Corp. ....................................         298,133
      7,077      Safeco Corp. ...............................................         176,040
      8,625      SLM Holding Corp. ..........................................         364,406
      9,053      SouthTrust Corp. ...........................................         342,317
     12,185      St. Paul Cos., Inc. ........................................         410,482
      8,624      State Street Corp. .........................................         630,091
      9,336      Summit Bancorp. ............................................         285,915
     17,233      Suntrust Bank, Inc. ........................................       1,185,846
     14,931      Synovus Financial Corp. ....................................         296,754
      6,428      T. Rowe Price Associates, Inc. .............................         237,433
      7,107      Torchmark Corp. ............................................         206,547
     90,915      Tyco International Ltd. ....................................       3,534,321
     39,174      U.S. BanCorp. Of Oregon.....................................         932,831
      7,591      Union Planters Corp. .......................................         299,370
     12,866      UNumProvident Corp. ........................................         412,516
     10,949      Wachovia Corp. .............................................         744,531
     31,222      Washington Mutual, Inc. ....................................         811,771
     88,424      Wells Fargo & Co. ..........................................       3,575,645
---------------------------------------------------------------------------------------------
                                                                                   91,317,031
---------------------------------------------------------------------------------------------
HEALTHCARE -- 8.5%
     82,901      Abbott Laboratories.........................................       3,010,343
      7,088      Allergan, Inc. .............................................         352,628
      5,486      Alza Corp. (a)..............................................         189,953
     70,369      American Home Products Corp. ...............................       2,775,176
     55,039      Amgen, Inc. (a).............................................       3,305,780
     13,826      Aon Corp. ..................................................         553,040
      3,096      Bausch & Lomb, Inc. ........................................         211,881
     15,650      Baxter International, Inc. .................................         983,016

                       SEE NOTES TO FINANCIAL STATEMENTS.
32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
HEALTHCARE -- 8.5% (CONTINUED)
     13,444      Becton, Dickinson & Co. ....................................    $    359,627
      6,017      Biomet, Inc. (a)............................................         240,680
     22,193      Boston Scientific Corp. (a).................................         485,472
    106,854      Bristol-Myers-Squibb Co. ...................................       6,858,691
     15,035      Cardinal Health, Inc. ......................................         719,800
     30,288      Columbia/HCA Healthcare Corp. ..............................         887,817
      2,741      C.R. Bard, Inc. ............................................         145,273
     16,496      Guidant Corp. ..............................................         775,312
     21,021      Healthsouth Corp. ..........................................         112,988
      8,989      Humana, Inc. (a)............................................          73,597
     16,605      IMS Health, Inc. ...........................................         451,447
     74,941      Johnson & Johnson...........................................       6,978,881
      3,835      Mallinckrodt Group, Inc. ...................................         122,000
      5,370      Manor Care, Inc. (a)........................................          85,920
     15,089      McKesson HBOC, Inc. ........................................         340,446
     64,382      Medtronic, Inc. ............................................       2,345,919
    125,986      Merck & Co., Inc. ..........................................       8,448,936
      2,461      Millipore Corp. ............................................          95,056
      6,622      Pall Corp. .................................................         142,786
    208,664      Pfizer, Inc. ...............................................       6,768,538
     27,998      Pharmacia & Upjohn, Inc. ...................................       1,259,910
     79,146      Schering-Plough Corp. ......................................       3,338,972
      4,528      St. Jude Medical, Inc. (a)..................................         138,953
     16,795      Tenet Healthcare Corp. (a)..................................         394,683
      9,164      United Healthcare Corp. ....................................         486,836
     46,242      Warner Lambert Co. .........................................       3,788,953
      5,161      Watson Pharmaceutical, Inc. ................................         184,828
      3,389      Wellpoint Health Networks, Inc. ............................         223,462
---------------------------------------------------------------------------------------------
                                                                                   57,637,600
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 29.8%
     18,608      3Com Corp. (a)..............................................         874,574
      5,471      Adaptec, Inc. (a)...........................................         272,866
      8,088      ADC Telecommunications, Inc. (a)............................         586,886
      6,478      Adobe Systems, Inc. ........................................         435,644
      7,883      Advanced Micro Devices, Inc. (a)............................         228,114
    120,445      America Online, Inc. .......................................       9,086,070
      9,399      Analog Devices, Inc. (a)....................................         874,107
      4,555      Andrew Corp. (a)............................................          86,259
      8,692      Apple Computer, Inc. (a)....................................         893,646
     20,374      Applied Materials, Inc. (a).................................       2,581,131
      3,247      Autodesk, Inc. .............................................         109,586
     33,710      Automatic Data Processing, Inc. ............................       1,816,125
     13,095      BMC Software, Inc. .........................................       1,046,781
      9,726      Cabletron Systems, Inc. (a).................................         252,876
      7,763      Ceridian Corp. (a)..........................................         167,390
    176,234      Cisco Systems, Inc. (a).....................................      18,879,067
      4,843      Citrix Systems, Inc. (a)....................................         595,687

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 29.8% (CONTINUED)
     91,516      Compaq Computer Corp. (a)...................................    $  2,476,651
     29,075      Computer Association International, Inc. ...................       2,033,433
      9,004      Computer Sciences Corp. (a).................................         852,003
     19,271      Compuware Corp. ............................................         717,844
      3,824      Comverse Technology, Inc. (a)...............................         553,524
    136,861      Dell Computer Corp. (a).....................................       6,979,910
     25,374      Electronic Data Systems Corp. ..............................       1,698,472
     54,818      EMC Corp. (a)...............................................       5,988,865
     17,021      Gateway, Inc. (a)...........................................       1,226,574
      9,413      General Instrument Corp. (a)................................         800,105
     54,925      Hewlett Packard Co. ........................................       6,258,108
     42,642      Honeywell International, Inc. ..............................       2,459,910
    179,988      Intel Corp. ................................................      14,815,261
     97,143      International Business Machines Corp. ......................      10,491,444
      4,834      KLA-Tencor Corp. ...........................................         538,386
      6,858      Lexmark Intl. Group, Inc., Class A Shares (a)...............         620,649
    168,781      Lucent Technologies, Inc. ..................................      12,626,928
     14,567      Micron Technology, Inc. (a).................................       1,132,583
    278,008      Microsoft Corp. (a).........................................      32,457,433
     21,657      Minnesota Mining & Manufacturing Co. .......................       2,119,678
     32,808      Motorola, Inc. .............................................       4,830,978
      9,276      National Semiconductor Corp. (a)............................         397,129
      7,772      Network Appliance, Inc. ....................................         645,562
     19,556      Nextel Communications, Inc. ................................       2,016,713
     71,985      Nortel Networks Corp. ......................................       7,270,485
     17,934      Novell, Inc. (a)............................................         716,239
     76,675      Oracle Corp. (a)............................................       8,592,392
     14,544      Parametric Technology Corp. (a).............................         393,597
      5,559      PE Corp. - PE Biosystems Group..............................         668,818
     13,290      Peoplesoft, Inc. ...........................................         283,242
      2,526      Perkin - Elmer, Corp. ......................................         105,303
     14,282      Pitney Bowes, Inc. .........................................         689,997
      9,336      PPG Industries, Inc. .......................................         584,084
     35,564      QUALCOMM, Inc. (a)..........................................       6,268,155
      4,261      Scientific-Atlanta, Inc. ...................................         237,018
     11,273      Seagate Technology, Inc. ...................................         524,898
      1,438      Shared Medical Systems Corp. ...............................          73,248
      9,917      Silicon Graphics, Inc. (a)..................................          97,311
     15,794      Solectron Corp. ............................................       1,502,403
     84,150      Sun Microsystems, Inc. (a)..................................       6,516,365
      2,474      Tektronix, Inc. ............................................          96,177
     21,674      Tellabs, Inc. (a)...........................................       1,391,200
      9,184      Teradyne, Inc. (a)..........................................         606,144
     43,239      Texas Instruments, Inc. ....................................       4,188,777
     11,757      Unicom Corp. ...............................................         393,860
     16,743      Unisys Corp. (a)............................................         534,730

                       SEE NOTES TO FINANCIAL STATEMENTS.
34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 29.8% (CONTINUED)
     35,914      Xerox Corp. ................................................    $    814,796
     17,170      Xilinx, Inc (a).............................................         780,698
     14,179      Yahoo!, Inc. (a)............................................       6,135,076
---------------------------------------------------------------------------------------------
                                                                                  202,989,965
---------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
      7,935      AMR Corp. ..................................................         531,645
     24,522      Burlington Northern Santa Fe Corp. .........................         594,658
     11,781      CSX Corp. ..................................................         369,627
      7,095      Delta Air Lines, Inc. ......................................         353,420
      5,947      Kansas City Southern Industries, Inc. ......................         443,794
     20,617      Norfolk Southern Corp. .....................................         422,649
      3,445      Ryder Systems, Inc. ........................................          84,186
     27,383      Southwest Airlines Co. .....................................         443,261
     13,373      Union Pacific Corp. ........................................         583,396
---------------------------------------------------------------------------------------------
                                                                                    3,826,636
---------------------------------------------------------------------------------------------
UTILITIES -- 8.7%
     16,915      Alltel Corp. ...............................................       1,398,658
      7,460      Ameren Corp. ...............................................         244,315
     10,552      American Electric Power, Inc. ..............................         338,983
    172,177      AT & T Corp. ...............................................       8,737,983
     83,626      Bell Atlantic Corp. ........................................       5,148,225
    101,427      BellSouth Corp. ............................................       4,748,051
      8,576      Carolina Power & Light Co. .................................         261,032
     11,386      Central & South West Corp. .................................         227,720
      6,198      CMS Energy Corp. ...........................................         193,300
      4,417      Columbia Energy Group.......................................         279,375
     11,968      Consolidated Edison Co. of New York, Inc. ..................         412,895
      5,159      Consolidated Natural Gas Co. ...............................         335,013
     10,326      Dominion Resources, Inc. ...................................         405,294
      7,837      DTE Energy Co. .............................................         245,886
     19,692      Duke Energy Corp. ..........................................         987,060
     13,312      Entergy Corp. ..............................................         342,784
      5,259      Florida Progress Corp. .....................................         222,521
      9,716      FPL Group, Inc. ............................................         415,966
     40,839      Global Crossing Ltd. (a)....................................       2,041,950
      6,731      GPU, Inc. ..................................................         201,508
     52,393      GTE Corp. ..................................................       3,696,981
    152,881      MCI WorldCom, Inc. .........................................       8,112,275
     10,295      Niagara Mohawk Holding, Inc. (a)............................         143,487
      2,455      Nicor, Inc. ................................................          79,788
      8,405      Northern States Power Co. of Minnesota......................         163,897
      1,704      Oneok, Inc. ................................................          42,813
      9,984      Peco Energy Co. ............................................         346,943
      1,894      Peoples Energy Corp. .......................................          63,449
     20,557      PG&E Corp. .................................................         421,419
      4,545      Pinnacle West Capital Corp. ................................         138,907

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
UTILITIES -- 8.7% (CONTINUED)
      7,861      PP&L Resources, Inc. .......................................    $    179,818
     11,689      Public Service Enterprise Group.............................         406,923
     15,935      Reliant Energy, Inc. .......................................         364,513
    183,860      SBC Communications, Inc. ...................................       8,963,174
     36,283      Southern Co. ...............................................         852,651
     46,953      Sprint FON Group............................................       3,160,524
     23,249      Sprint PCS Group............................................       2,383,023
     14,860      Texas Utilities Co. ........................................         528,459
     27,184      U.S. West Inc. .............................................       1,957,248
---------------------------------------------------------------------------------------------
                                                                                   59,194,811
---------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK (Cost -- $554,221,814)...................     663,013,334
---------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 0.3%
                 U.S. Treasury Bills (b):
$ 1,600,000      5.185% due 3/16/00(c).......................................       1,583,536
    175,000      5.270% due 3/16/00(c).......................................         173,199
    145,000      5.320% due 3/16/00(c).......................................         143,508
---------------------------------------------------------------------------------------------
                 TOTAL SHORT-TERM SECURITIES (Cost -- $1,899,188)............       1,900,243
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
 14,969,000      J. P. Morgan Securities Inc., 3.00% due 1/3/00; Proceeds at
                 maturity -- $14,972,742; (Fully collateralized by U.S.
                 Treasury Notes and Bills, 0.00% to 6.625% due 3/30/00 to
                 1/15/08; Market value -- $15,268,412)
                 (Cost -- $14,969,000).......................................      14,969,000
---------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100% (Cost -- $571,090,002*)...........    $679,882,577
---------------------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Rate represents annualized yield to maturity.

(c) Security segregated by custodian for futures contracts commitments.

 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 91.8%
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.0%
   5,000      SUPERVALU Inc. .............................................    $   100,000
   3,000      W.W. Grainger, Inc. ........................................        143,437
-----------------------------------------------------------------------------------------
                                                                                  243,437
-----------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.7%
   5,000      Ford Motor Co. .............................................        267,188
   2,000      General Motors Corp. .......................................        145,375
-----------------------------------------------------------------------------------------
                                                                                  412,563
-----------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 6.2%
   3,000      Anheuser-Busch Cos., Inc. ..................................        212,625
   3,000      Coca-Cola Co. ..............................................        174,750
   1,000      Gillette Co. ...............................................         41,187
   4,000      Kimberly Clark Corp. .......................................        261,000
   5,000      PepsiCo, Inc. ..............................................        176,250
   4,000      Philip Morris Cos. Inc. ....................................         92,750
   3,000      Procter & Gamble Co. .......................................        328,687
   2,000      Quaker Oats Co. ............................................        131,250
   3,000      VF Corp. ...................................................         90,000
-----------------------------------------------------------------------------------------
                                                                                1,508,499
-----------------------------------------------------------------------------------------
CONSUMER SERVICES -- 5.0%
   6,000      Comcast Corp., Special Class A Shares (a) ..................        301,500
   3,000      Knight-Ridder, Inc. ........................................        178,500
   3,000      McDonald's Corp. ...........................................        120,938
   5,000      New York Times Co., Class A Shares .........................        245,625
   5,000      Reader's Digest Association, Inc. ..........................        146,250
   4,000      Starwood Hotels & Resorts Trust ............................         94,000
   4,000      The Walt Disney Co. ........................................        117,000
-----------------------------------------------------------------------------------------
                                                                                1,203,813
-----------------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY -- 15.0%
   5,000      Hewlett Packard Co. ........................................        569,688
   6,000      IBM Corp. ..................................................        648,000
   9,000      Intel Corp. ................................................        740,813
   6,000      LM Ericsson Telephone Co., ADR .............................        394,125
   6,000      Lucent Technologies Inc. ...................................        448,875
   4,000      Motorola, Inc. .............................................        589,000
   4,000      United Technologies Corp. ..................................        260,000
-----------------------------------------------------------------------------------------
                                                                                3,650,501
-----------------------------------------------------------------------------------------
ENERGY MINERALS -- 3.7%
   6,000      Conoco Inc., Class A Shares ................................        148,500
   7,000      Exxon Mobil Corp. ..........................................        563,938
   4,000      Phillips Petroleum Co. .....................................        188,000
-----------------------------------------------------------------------------------------
                                                                                  900,438
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FINANCE -- 16.0%
   6,000      A.G. Edwards, Inc. .........................................    $   192,375
   2,000      American International Group, Inc. .........................        216,250
  10,000      Arden Realty Group, Inc. ...................................        200,625
   5,000      AXA Financial, Inc. ........................................        169,375
   5,000      BankAmerica Corp. ..........................................        250,938
   4,200      Bear Stearns Cos. Inc. .....................................        179,550
   3,000      Chase Manhattan Corp. ......................................        233,063
   2,000      CIGNA Corp. ................................................        161,125
   6,000      Conseco, Inc. ..............................................        107,250
   2,000      Fannie Mae .................................................        124,875
   3,000      First Union Corp. ..........................................         98,437
   4,000      FleetBoston Financial Corp. ................................        139,250
   2,000      Goldman Sachs Group, Inc. ..................................        188,375
   5,000      Greenpoint Financial Corp. .................................        119,063
   3,000      Hartford Financial Services Group, Inc. ....................        142,125
   2,000      J.P. Morgan & Co., Inc. ....................................        253,250
   5,000      KeyCorp. ...................................................        110,625
   5,000      Mercury General Corp. ......................................        111,250
   3,000      Morgan Stanley Dean Witter & Co. ...........................        428,250
   3,000      PNC Bank Corp. .............................................        133,500
   5,000      UnionBanCal Corp. ..........................................        197,187
   5,000      Washington Mutual, Inc. ....................................        130,000
-----------------------------------------------------------------------------------------
                                                                                3,886,738
-----------------------------------------------------------------------------------------
HEALTH SERVICES -- 0.8%
   7,000      Columbia/HCA Healthcare Corp. ..............................        205,188
-----------------------------------------------------------------------------------------
HEALTH TECHNOLOGY -- 8.7%
   3,000      Abbott Laboratories ........................................        108,937
   1,000      American Home Products Corp. ...............................         39,437
   1,000      Baxter International Inc. ..................................         62,812
   5,000      Bristol-Myers Squibb Co. ...................................        320,937
   4,000      Eli Lilly & Co. ............................................        266,000
   4,000      Johnson & Johnson ..........................................        372,500
   6,000      Merck & Co., Inc. ..........................................        402,375
  11,000      Mylan Laboratories Inc. ....................................        277,063
   7,000      Pfizer Inc. ................................................        227,063
   1,000      Schering-Plough Corp. ......................................         42,187
-----------------------------------------------------------------------------------------
                                                                                2,119,311
-----------------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 0.9%
   5,000      Fluor Corp. ................................................        229,375
-----------------------------------------------------------------------------------------
NON-ENERGY MINERALS -- 1.4%
   4,000      Alcoa Inc. .................................................        332,000
-----------------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 6.3%
   5,000      Air Products & Chemicals, Inc. .............................        167,812
   2,000      Dow Chemical Co. ...........................................        267,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 6.3% (CONTINUED)
   6,000      General Electric Co. .......................................    $   928,500
   4,000      Rohm and Haas Co. ..........................................        162,750
-----------------------------------------------------------------------------------------
                                                                                1,526,312
-----------------------------------------------------------------------------------------
PRODUCER-MANUFACTURING -- 3.1%
   4,000      Caterpillar Inc. ...........................................        188,250
   4,000      Honeywell International, Inc. ..............................        230,750
   4,000      Ingersoll-Rand Co. .........................................        220,250
   2,000      Johnson Controls, Inc. .....................................        113,750
-----------------------------------------------------------------------------------------
                                                                                  753,000
-----------------------------------------------------------------------------------------
RETAIL TRADE -- 5.9%
   4,500      Gap, Inc. ..................................................        207,000
   4,500      Home Depot, Inc. ...........................................        308,531
   5,000      Limited, Inc. ..............................................        216,563
   5,000      May Department Stores Co. ..................................        161,250
   6,000      TJX Cos. Inc. ..............................................        122,625
   6,000      Wal-Mart Stores, Inc. ......................................        414,750
-----------------------------------------------------------------------------------------
                                                                                1,430,719
-----------------------------------------------------------------------------------------
TECHNOLOGY SERVICES -- 3.9%
   9,000      Automatic Data Processing, Inc. ............................        484,875
   7,000      Electronic Data Systems Corp. ..............................        468,562
-----------------------------------------------------------------------------------------
                                                                                  953,437
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
  17,000      Knightsbridge Tankers Ltd. .................................        229,500
  13,000      Southwest Airlines Co. .....................................        210,437
-----------------------------------------------------------------------------------------
                                                                                  439,937
-----------------------------------------------------------------------------------------
UTILITIES -- 10.4%
   6,000      AT&T Corp. .................................................        304,500
   1,000      Bell Atlantic Corp. ........................................         61,563
   6,000      BellSouth Corp. ............................................        280,875
   6,000      Coastal Corp. ..............................................        212,625
   4,000      DTE Energy Co. .............................................        125,500
   3,000      Duke Energy Corp. ..........................................        150,375
   4,000      Edison International .......................................        104,750
   6,000      Enron Corp. ................................................        266,250
   4,000      GTE Corp. ..................................................        282,250
   5,000      PECO Energy Co. ............................................        173,750
   7,000      SBC Communications Inc. ....................................        341,250
   3,000      US WEST, Inc. ..............................................        216,000
-----------------------------------------------------------------------------------------
                                                                                2,519,688
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $16,304,202)....................     22,314,956
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 2.0%
ENERGY -- 2.0%
  10,044      Unocal Corp., Convertible 6.250% (b) (Cost -- $485,250).....    $   489,645
-----------------------------------------------------------------------------------------
  FACE
 AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CORPORATE DEBENTURES -- 6.2%
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.1%
$500,000      General Motors Acceptance Corp., 7.000% due 9/15/02.........        498,125
 500,000      Morgan Stanley Dean Witter & Co., 6.875% due 3/1/03.........        495,000
-----------------------------------------------------------------------------------------
                                                                                  993,125
-----------------------------------------------------------------------------------------
RETAIL TRADE -- 2.1%
 500,000      Limited Inc., 7.800% due 5/15/02............................        502,500
-----------------------------------------------------------------------------------------
              TOTAL CORPORATE DEBENTURES (Cost -- $1,559,315).............      1,495,625
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $18,348,767*)............    $24,300,226
-----------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Security is exempt from registration under rule 144A of Securities Act of 1933. This security may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
---------------------------------------------------------------------------------------
COMPUTERS --  1.2%
     700    Gateway Inc. (a)............................................    $    50,444
   3,200    Sun Microsystems, Inc. (a)..................................        247,800
---------------------------------------------------------------------------------------
                                                                                298,244
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 19.5%
   4,000    Adobe Systems Inc...........................................        269,000
   2,650    BEA Systems, Inc. (a).......................................        185,335
   3,800    BroadVision, Inc. (a).......................................        646,237
   1,100    Check Point Software Technologies Ltd. (a)..................        218,625
   2,400    Citrix Systems, Inc. (a)....................................        295,200
   1,200    Clarify, Inc. (a)...........................................        151,200
   1,750    Electronic Arts Inc. (a)....................................        147,000
   4,250    Exodus Communications, Inc. (a).............................        377,453
     600    i2 Technologies, Inc. ......................................        117,000
   2,600    Legato Systems, Inc. (a)....................................        178,913
   1,500    Macromedia, Inc. (a)........................................        109,687
   1,700    Mercury Interactive Corp. (a)...............................        183,493
     400    MicroStrategy Inc. (a)......................................         84,000
     900    Peregrine Systems, Inc. (a).................................         74,362
     600    Phone.com, Inc. (a).........................................         69,563
     400    Portal Software, Inc. (a)...................................         41,150
   2,150    Rational Software Corp. (a).................................        105,618
     300    Razorfish Inc. (a)..........................................         28,538
   1,200    RealNetworks, Inc. (a)......................................        144,375
     400    Scient Corp. (a)............................................         34,575
   4,400    Siebel Systems, Inc. (a)....................................        369,600
     250    Sycamore Networks, Inc. (a).................................         77,000
   6,550    Veritas Software Corp. (a)..................................        937,468
     600    Vignette Corp. (a)..........................................         97,800
---------------------------------------------------------------------------------------
                                                                              4,943,192
---------------------------------------------------------------------------------------
CONSUMER DISTRIBUTION  --  3.0%
     600    Ann Taylor Stores Corp. (a).................................         20,663
   1,200    BJ's Wholesale Club, Inc. (a)...............................         43,800
     500    CDW Computer Centers, Inc. (a)..............................         39,313
     400    Emulex Corp. (a)............................................         45,000
   2,500    Family Dollar Stores, Inc. .................................         40,781
   3,450    The Home Depot, Inc. .......................................        236,540
   2,800    Tiffany & Co. ..............................................        249,900
   2,100    Williams Sonoma, Inc. ......................................         96,600
---------------------------------------------------------------------------------------
                                                                                772,597
---------------------------------------------------------------------------------------
CONSUMER DURABLES  --  2.1%
   7,500    Gemstar International Group Ltd. (a)........................        534,375
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 8.5%
   2,700    AT&T Corp. -- Liberty Media Group, Class A Shares (a).......    $   153,225
   2,300    CBS Corp. (a)...............................................        147,056
   1,800    Charter Communication Inc., Class A Shares (a)..............         39,375
   3,200    Clear Channel Communications, Inc. (a)......................        285,600
   1,400    Comcast Corp. (a)...........................................         70,350
   5,450    EchoStar Communication Corp. (a)............................        531,375
   1,100    Hispanic Broadcasting Corp. (a).............................        101,441
   1,875    Infinity Broadcasting Corp., Class A Shares (a).............         67,852
     300    InfoSpace.com, Inc. (a).....................................         64,200
   1,800    Omnicom Group Inc. .........................................        180,000
     400    Spanish Broadcasting Systems, Inc., Class A Shares (a)......         16,100
   1,100    TMP Worldwide Inc. (a)......................................        156,200
   2,500    Univision Communications Inc. (a)...........................        255,469
   1,750    Valassis Communications, Inc. (a)...........................         73,937
---------------------------------------------------------------------------------------
                                                                              2,142,180
---------------------------------------------------------------------------------------
DIVERSE ELECTRONIC PRODUCTS -- 5.2%
   8,200    JDS Uniphase Corp. (a)......................................      1,322,763
---------------------------------------------------------------------------------------
E.D.P. PERIPHERALS AND SERVICES -- 9.8%
   1,000    Adaptec, Inc. (a)...........................................         49,875
   4,050    America Online, Inc. (a)....................................        305,521
     400    Ariba, Inc. (a).............................................         70,950
     300    Juniper Networks, Inc. (a)..................................        102,000
   1,300    Network Solution, Inc. (a)..................................        282,831
   1,400    QLogic Corp. (a)............................................        223,825
     700    Sapient Corp. (a)...........................................         98,656
   4,400    VeriSign Inc. (a)...........................................        840,125
     300    Viant Corp. (a).............................................         29,700
   1,125    Yahoo! Inc. (a).............................................        486,773
---------------------------------------------------------------------------------------
                                                                              2,490,256
---------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS AND DISTRIBUTORS -- 6.7%
   1,600    Broadcom Corp., Class A Shares (a)..........................        435,800
   1,100    CommScope, Inc. (a).........................................         44,344
   2,650    Concord EFS, Inc. (a).......................................         68,237
   3,550    EMC Corp. (a)...............................................        387,838
   3,400    Flextronics International Inc. (a)..........................        156,400
   1,000    Jabil Circuit, Inc. (a).....................................         73,000
     900    Sanmina Corp. (a)...........................................         89,887
   1,100    SDL, Inc. (a)...............................................        239,800
   1,700    Solectron Corp. (a).........................................        161,713
     800    Vishay Intertechnology, Inc. (a)............................         25,300
---------------------------------------------------------------------------------------
                                                                              1,682,319
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
ENERGY -- 1.4%
   3,000    Apache Corp. ...............................................    $   110,813
   1,700    BJ Services Co. (a).........................................         71,081
   1,200    Devon Energy Corp. .........................................         39,450
   1,800    Kerr-McGee Corp. ...........................................        111,600
     200    Vastar Resources, Inc. .....................................         11,800
---------------------------------------------------------------------------------------
                                                                                344,744
---------------------------------------------------------------------------------------
FINANCIAL SERVICES  -- 1.2%
   1,500    Capital One Financial Corp. ................................         72,281
   1,600    Lehman Brothers Holdings Inc. ..............................        135,500
     500    Marsh & McLennan Cos., Inc. ................................         47,844
   1,000    UnionBanCal Corp. ..........................................         39,438
---------------------------------------------------------------------------------------
                                                                                295,063
---------------------------------------------------------------------------------------
HEALTHCARE -- 3.3%
     400    Affymetrix, Inc. (a)........................................         67,875
   2,150    Allergan, Inc. .............................................        106,963
   1,300    Biogen, Inc. (a)............................................        109,850
     600    Cree Research, Inc. (a).....................................         51,225
   2,600    Medimunne, Inc. (a).........................................        431,275
   1,000    QLT PhotoTherapeutics Inc. (a)..............................         58,750
---------------------------------------------------------------------------------------
                                                                                825,938
---------------------------------------------------------------------------------------
PRECISION INSTRUMENTS -- 3.7%
   1,000    Applied Materials, Inc. (a).................................        126,688
   1,250    KLA-Tencor Corp. (a)........................................        139,218
   1,600    Lam Research Corp. (a)......................................        178,500
   5,800    Network Appliance, Inc. (a).................................        481,764
---------------------------------------------------------------------------------------
                                                                                926,170
---------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- 2.8%
   1,100    ASM Lithnography Holding N.V. (a)...........................        125,125
   2,400    Corning Inc. ...............................................        309,450
     600    E-Tek Dynamics, Inc. (a)....................................         80,775
   3,200    Metromedia Fiber Network, Inc. (a)..........................        153,400
     800    Zebra Technologies Corp., Class A Shares (a)................         46,800
---------------------------------------------------------------------------------------
                                                                                715,550
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 14.9%
   2,650    Altera Corp. (a)............................................        131,340
   2,800    Analog Devices, Inc. (a)....................................        260,400
   1,700    Applied Micro Circuits Corp. (a)............................        216,325
   8,650    Conexant Systems, Inc. (a)..................................        574,144
   1,300    Cypress Semiconductor Corp. (a).............................         42,087
   6,350    LSI Logic Corp. (a).........................................        428,625
     600    Microchip Technology Inc. (a)...............................         41,063
   1,300    Motorola, Inc. .............................................        191,425
   2,300    National Semiconductor Corp. (a)............................         98,469
   1,000    PMC-Sierra, Inc. (a)........................................        160,312

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 14.9% (CONTINUED)
   2,850    RF Micro Devices, Inc. (a)..................................    $   195,047
   1,850    STMicroelectronics N.V......................................        280,160
   1,714    Taiwan Semiconductor Manufacturing Co. Ltd. (a).............         77,130
   4,825    Texas Instruments Inc. .....................................        467,422
   5,850    Vitesse Semiconductor Corp. ................................        306,759
   6,250    Xilinx, Inc. (a)............................................        284,180
---------------------------------------------------------------------------------------
                                                                              3,754,888
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 13.8%
   1,200    Advanced Fibre Communication, Inc. (a)......................         53,625
   1,100    Amdocs Ltd. (a).............................................         37,950
     400    Brocade Communication System, Inc. (a)......................         70,800
   1,800    Cisco Systems Inc. (a)......................................        192,825
   3,125    Comverse Technology, Inc. (a)...............................        452,344
     200    Foundry Networks, Inc. (a)..................................         60,338
   1,500    General Instrument Corp. (a)................................        127,500
   2,600    McLeodUSA Inc., Class A Shares (a)..........................        153,075
   2,000    Nokia Corp., Sponsored ADR..................................        380,000
   3,150    Nortel Networks Corp. ......................................        318,150
   7,600    QUALCOMM Inc. (a)...........................................      1,339,500
   2,300    Scientific-Atlanta, Inc. ...................................        127,938
   2,450    Western Wireless Corp., Class A Shares (a)..................        163,536
---------------------------------------------------------------------------------------
                                                                              3,477,581
---------------------------------------------------------------------------------------
UTILITIES-TELEPHONE -- 2.9%
   1,200    Calpine Corp. (a)...........................................         76,800
     400    Infonet Services Corp., Class B Shares (a)..................         10,500
   2,600    Nextel Communication Inc., Class A Shares (a)...............        268,125
     600    NEXTLINK Communication, Inc., Class A Shares (a)............         49,838
   1,100    Telephone and Data Systems, Inc. ...........................        138,600
   1,300    VoiceStream Wireless Corp. (a)..............................        185,006
---------------------------------------------------------------------------------------
                                                                                728,869
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $11,465,232*)............    $25,254,729
---------------------------------------------------------------------------------------

(a)  Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 98.4%
-------------------------------------------------------------------------------------------------
CANADA -- 0.9%
          8,000         The Toronto-Dominion Bank...................................  $   213,926
-------------------------------------------------------------------------------------------------
FINLAND -- 5.5%
          7,000         Nokia Oyj...................................................    1,344,237
-------------------------------------------------------------------------------------------------
FRANCE -- 3.9%
          4,000         Axa.........................................................      557,749
          4,000         Sidel S.A. .................................................      413,073
-------------------------------------------------------------------------------------------------
                                                                                          970,822
-------------------------------------------------------------------------------------------------
GERMANY -- 0.9%
            600         Aixtron AG..................................................       84,508
          5,900         Stinnes AG..................................................      127,207
-------------------------------------------------------------------------------------------------
                                                                                          211,715
-------------------------------------------------------------------------------------------------
HONG KONG -- 6.6%
        383,340         Hong Kong & China Gas Co. Ltd. .............................      525,190
         75,000         Hutchinson Whampoa Ltd. ....................................    1,090,243
-------------------------------------------------------------------------------------------------
                                                                                        1,615,433
-------------------------------------------------------------------------------------------------
IRELAND -- 2.3%
         38,998         Bank of Ireland.............................................      310,393
          1,038         Independent Newspapers PLC..................................        6,808
         25,638         Irish Continental Group PLC.................................      262,822
-------------------------------------------------------------------------------------------------
                                                                                          580,023
-------------------------------------------------------------------------------------------------
ITALY -- 2.7%
         60,000         Telecom Italia Mobile S.p.A. ...............................      668,635
-------------------------------------------------------------------------------------------------
JAPAN -- 27.7%
         17,000         Hosiden Corp. (a)...........................................    1,087,682
              5         Japan Telecom Co., Ltd. ....................................      199,942
          3,000         Matsushita Communication Industrial Co., Ltd. ..............      790,012
          7,000         Murata Manufacturing Co., Ltd. .............................    1,638,545
            550         Shohkoh Fund & Co., Ltd. ...................................      216,985
          1,000         Softbank Corp. .............................................      953,868
          3,500         Sony Corp. .................................................    1,034,332
         14,000         Terumo Corp. ...............................................      372,768
         29,000         Tostem Corp. ...............................................      519,018
-------------------------------------------------------------------------------------------------
                                                                                        6,813,152
-------------------------------------------------------------------------------------------------
MEXICO -- 1.2%
        160,800         Cifra S.A. de CV (b)........................................      305,946
-------------------------------------------------------------------------------------------------
NETHERLANDS -- 1.6%
         10,659         IHC Caland NV...............................................      389,286
-------------------------------------------------------------------------------------------------
NORWAY -- 2.7%
         40,000         Tomra Systems ASA...........................................      679,321
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
SINGAPORE -- 5.9%
         22,000         Singapore Press Holdings Ltd. ..............................  $   476,710
         85,000         Venture Manufacturing Ltd. .................................      974,490
-------------------------------------------------------------------------------------------------
                                                                                        1,451,200
-------------------------------------------------------------------------------------------------
SPAIN -- 0.9%
         12,000         Indra Sistemas S.A. ........................................      225,478
-------------------------------------------------------------------------------------------------
SWEDEN -- 4.3%
         58,000         Securitas AB, Class B Shares................................    1,052,160
            700         TeleLarm Care AB (b)........................................        8,122
-------------------------------------------------------------------------------------------------
                                                                                        1,060,282
-------------------------------------------------------------------------------------------------
SWITZERLAND -- 3.9%
         25,000         Mettler-Toledo International Inc. (b).......................      954,688
-------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 27.4%
         55,000         Capita Group PLC............................................    1,003,293
         30,000         Colt Telecom Group PLC (b)..................................    1,547,315
          5,200         Filtronic PLC...............................................      177,123
         10,000         Guardian IT PLC.............................................      154,732
         80,000         Hays PLC....................................................    1,268,202
         68,203         Misys PLC...................................................    1,038,249
         25,000         Serco Group PLC.............................................      783,948
        142,909         TeleWest Communications PLC (b).............................      761,308
-------------------------------------------------------------------------------------------------
                                                                                        6,734,170
-------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $9,792,544).....................   24,218,314
-------------------------------------------------------------------------------------------------
 FACE
 AMOUNT                                      SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
     $  389,000         CIBC Oppenheimer Corp., 2.250% due 1/3/00; Proceeds at            389,000
                        maturity -- $389,073; (Fully collateralized by U.S. Treasury
                        Bond, 5.750% due 11/15/00; Market value -- $397,715)
                        (Cost -- $389,000)..........................................
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $10,181,544*)              $24,607,314
-------------------------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Note 16).
(b) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
46

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                  DIVERSIFIED
                                                                    MONEY          STRATEGIC
                                                                    MARKET          INCOME
                                                                  PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at amortized cost............................      $4,742,176      $74,895,911
  Foreign currency, at cost.................................              --          836,770
---------------------------------------------------------------------------------------------
  Investments, at value.....................................      $4,742,176      $72,602,378
  Foreign currency, at value................................              --          836,937
  Cash......................................................             454               --
  Collateral for securities on loan (Note 16)...............              --        4,201,460
  Receivable for Fund shares sold...........................              --           77,269
  Receivable for securities sold............................              --               --
  Receivable from manager...................................           7,100               --
  Receivable from broker -- variation margin................              --               --
  Dividends and interest receivable.........................           2,468          992,253
  Receivable for open forward foreign currency contracts
     (Note 7)...............................................              --          265,928
---------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       4,752,198       78,976,225
---------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................              --          100,385
  Investment advisory fees payable..........................              --           28,589
  Dividends payable.........................................           1,292               --
  Administration fees payable...............................              --           12,706
  Distribution fees payable.................................              --               --
  Payable to bank...........................................              --          559,842
  Payable for securities on loan (Note 16)..................              --        4,201,460
  Payable for open forward foreign currency contracts (Note
     7).....................................................              --              646
  Accrued expenses..........................................          24,520           37,981
---------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................          25,812        4,941,609
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $4,726,386      $74,034,616
---------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares...............................      $    4,726      $     7,094
  Capital paid in excess of par value.......................       4,721,660       71,595,487
  Undistributed (overdistributed) net investment income.....              --        6,352,423
  Accumulated net realized gain (loss) on security
     transactions, futures contracts and foreign
     currencies.............................................              --       (1,887,243)
  Net unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currencies...............              --       (2,033,145)
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $4,726,386      $74,034,616
---------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class I Shares............................................       4,726,392        7,094,062
  Class II Shares (Note 3)..................................              --               --
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................           $1.00           $10.44
  Class II Shares (Note 3)..................................              --               --
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
48

----------------------------------------------------------
                                         DECEMBER 31, 1999
----------------------------------------------------------

       EQUITY                 EQUITY           GROWTH          EMERGING        INTERNATIONAL
       INCOME                 INDEX          AND INCOME         GROWTH            EQUITY
      PORTFOLIO             PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------
     $16,118,978           $571,090,002      $18,348,767      $11,465,232       $10,181,544
              --                     --               --               --               142
--------------------------------------------------------------------------------------------
     $20,825,805           $679,882,577      $24,300,226      $25,254,729       $24,607,314
              --                     --               --               --               142
              --                    896               --           14,598             1,064
              --                     --               --               --         1,009,500
              --              1,176,501               --               --                --
         309,710                461,870          551,124        1,977,071                --
              --                     --               --               --                --
              --                 37,400               --               --                --
         113,879                568,316           63,911            2,174            13,123
              --                     --               --               --                --
--------------------------------------------------------------------------------------------
      21,249,394            682,127,560       24,915,261       27,248,572        25,631,143
--------------------------------------------------------------------------------------------
          43,815                  1,995           45,742          132,895           190,722
           8,867                 97,830            9,874           15,702            16,730
              --                     --               --               --                --
           3,941                 39,480            4,388            5,391             3,937
              --                 14,001               --               --                --
         262,613                     --          493,258               --                --
              --                     --               --               --         1,009,500
              --                     --               --               --                --
          24,534                 88,171           23,851           27,654            40,220
--------------------------------------------------------------------------------------------
         343,770                241,477          577,113          181,642         1,261,109
--------------------------------------------------------------------------------------------
     $20,905,624           $681,886,083      $24,338,148      $27,066,930       $24,370,034
--------------------------------------------------------------------------------------------
     $     1,733           $     19,015      $     1,478      $       817       $     1,177
      12,263,728            568,232,285        8,104,820        2,841,911         5,326,008
         921,639              4,456,136          371,049           (1,618)          416,527
       3,011,697                263,935        9,909,367       10,436,323         4,201,713
       4,706,827            108,914,712        5,951,434       13,789,497        14,424,609
--------------------------------------------------------------------------------------------
     $20,905,624           $681,886,083      $24,338,148      $27,066,930       $24,370,034
--------------------------------------------------------------------------------------------
       1,733,036             18,250,968        1,477,827          817,419         1,177,203
              --                764,418               --               --                --
--------------------------------------------------------------------------------------------
          $12.06                 $35.86           $16.47           $33.11            $20.70
              --                 $35.81               --               --                --
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $228,371         $ 6,087,456
  Dividends.................................................             --              15,600
  Less: Foreign withholding tax.............................             --                  --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................        228,371           6,103,056
-----------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................         19,848              25,027
  Custody...................................................         16,607              18,597
  Investment advisory fees (Note 3).........................         14,405             358,768
  Shareholder and system servicing fees.....................          9,915              13,661
  Administration fees (Note 3)..............................          7,610             159,452
  Trustees' fees............................................          1,855               6,647
  Shareholder communications................................          1,356              16,201
  Distribution fees.........................................             --                  --
  Pricing service fees......................................             --              17,395
  Other.....................................................          5,058               5,555
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         76,654             621,303
  Less: Investment advisory and administration fee waivers
     and expense reimbursement (Note 3).....................        (21,616)                 --
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         55,038             621,303
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................        173,333           5,481,753
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 5 AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities*)..........................................              2          (1,842,316)
     Futures contracts......................................             --                  --
     Foreign currency transactions..........................             --             765,608
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................              2          (1,076,708)
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments, Futures Contracts and Foreign Currencies:
     Beginning of year......................................             --           1,113,112
     End of year............................................             --          (2,033,145)
-----------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......             --          (3,146,257)
-----------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES........................................              2          (4,222,965)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........       $173,335         $ 1,258,788
-----------------------------------------------------------------------------------------------

* Represents net realized gains only from short-term securities for the Money Market and Emerging Growth Portfolios.

                       SEE NOTES TO FINANCIAL STATEMENTS.
50

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 1999
-----------------------------------------------------------

       EQUITY                   EQUITY             GROWTH            EMERGING          INTERNATIONAL
       INCOME                   INDEX            AND INCOME           GROWTH              EQUITY
      PORTFOLIO               PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO
----------------------------------------------------------------------------------------------------
$             370,386        $    948,894        $  110,830         $    35,527         $    24,471
              813,130           4,605,918           510,251              24,592             205,455
                   --             (39,357)             (902)               (405)            (15,452)
----------------------------------------------------------------------------------------------------
            1,183,516           5,515,455           620,179              59,714             214,474
----------------------------------------------------------------------------------------------------
               23,441              29,237            21,261              21,966              20,330
                2,470              90,719             2,225              18,001              14,638
              134,493             556,038           139,088             155,879             182,496
               24,310              27,878            14,941              17,735              11,681
               59,774             222,721            61,817              41,568              42,940
                4,103              13,950             1,976               3,300               1,947
                5,047              94,831             2,253               3,517               7,337
                   --              14,001                --                  --                  --
                1,704                  --                --                  --               3,318
                5,000               9,861             3,748               8,579                 707
----------------------------------------------------------------------------------------------------
              260,342           1,059,236           247,309             270,545             285,394
                   --                  --                --                  --                  --
----------------------------------------------------------------------------------------------------
              260,342           1,059,236           247,309             270,545             285,394
----------------------------------------------------------------------------------------------------
              923,174           4,456,219           372,870            (210,831)            (70,920)
----------------------------------------------------------------------------------------------------
            3,011,697           2,583,629         9,908,881          10,665,064           5,169,935
                   --          (2,252,622)               --                  --                  --
                   --                  --                --                  --                (185)
----------------------------------------------------------------------------------------------------
            3,011,697             331,007         9,908,881          10,665,064           5,169,750
----------------------------------------------------------------------------------------------------
            9,765,976          32,871,535        13,187,934           8,147,095           8,437,076
            4,706,827         108,914,712         5,951,434          13,789,497          14,424,609
----------------------------------------------------------------------------------------------------
           (5,059,149)         76,043,177        (7,236,500)          5,642,402           5,987,533
----------------------------------------------------------------------------------------------------
           (2,047,452)         76,374,184         2,672,381          16,307,466          11,157,283
----------------------------------------------------------------------------------------------------
$          (1,124,278)       $ 80,830,403        $3,045,251         $16,096,635         $11,086,363
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               DIVERSIFIED
                                                                 MONEY          STRATEGIC
                                                                MARKET            INCOME
                                                               PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   173,333      $  5,481,753
  Net realized gain (loss)..................................            2        (1,076,708)
  Change in net unrealized appreciation (depreciation)......           --        (3,146,257)
-------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      173,335         1,258,788
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (173,333)       (3,784,652)
  Net realized gains........................................           (2)         (980,275)
-------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (173,335)       (4,764,927)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................    6,854,768        15,268,923
  Net asset value of shares issued for reinvestment of
     dividends..............................................      181,632         4,764,927
  Cost of shares reacquired.................................   (6,981,251)      (23,462,777)
-------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................       55,149        (3,428,927)
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................       55,149        (6,935,066)
NET ASSETS:
  Beginning of year.........................................    4,671,237        80,969,682
-------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 4,726,386      $ 74,034,616
-------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --        $6,352,423
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
52

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 1999
-----------------------------------------------------------

       EQUITY            EQUITY            GROWTH           EMERGING        INTERNATIONAL
       INCOME            INDEX           AND INCOME          GROWTH            EQUITY
     PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------
    $    923,174      $  4,456,219      $    372,870      $   (210,831)     $    (70,920)
       3,011,697           331,007         9,908,881        10,665,064         5,169,750
      (5,059,149)       76,043,177        (7,236,500)        5,642,402         5,987,533
-----------------------------------------------------------------------------------------
      (1,124,278)       80,830,403         3,045,251        16,096,635        11,086,363
-----------------------------------------------------------------------------------------
      (1,468,909)       (1,250,489)         (576,238)               --           (10,155)
      (5,820,651)       (1,775,984)       (5,700,078)       (3,686,844)       (2,245,243)
-----------------------------------------------------------------------------------------
      (7,289,560)       (3,026,473)       (6,276,316)       (3,686,844)       (2,255,398)
-----------------------------------------------------------------------------------------
         433,151       434,136,254           588,380         1,667,463           864,397
       7,289,560         3,026,473         6,276,316         3,686,844         2,255,398
     (15,898,176)      (10,247,287)      (15,076,383)      (11,844,324)      (11,062,819)
-----------------------------------------------------------------------------------------
      (8,175,465)      426,915,440        (8,211,687)       (6,490,017)       (7,943,024)
-----------------------------------------------------------------------------------------
     (16,589,303)      504,719,370       (11,442,752)        5,919,774           887,941
      37,494,927       177,166,713        35,780,900        21,147,156        23,482,093
-----------------------------------------------------------------------------------------
    $ 20,905,624      $681,886,083      $ 24,338,148      $ 27,066,930      $ 24,370,034
-----------------------------------------------------------------------------------------
        $921,639        $4,456,136          $371,049           $(1,618)         $416,527
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               DIVERSIFIED
                                                                 MONEY          STRATEGIC
                                                                MARKET            INCOME
                                                               PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   211,221      $  4,724,620
  Net realized gain.........................................           59           210,998
  Increase (decrease) in net unrealized appreciation........           --          (347,473)
-------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      211,280         4,588,145
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (211,278)       (4,468,175)
  Net realized gains........................................           --                --
-------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (211,278)       (4,468,175)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................    8,425,171        30,385,689
  Net asset value of shares issued for reinvestment of
     dividends..............................................      211,918         4,468,175
  Cost of shares reacquired.................................   (8,718,390)      (16,561,693)
-------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................      (81,301)       18,292,171
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................      (81,299)       18,412,141
NET ASSETS:
  Beginning of year.........................................    4,752,536        62,557,541
-------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 4,671,237      $ 80,969,682
-------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --        $3,844,787
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
54

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 1998
-----------------------------------------------------------

       EQUITY            EQUITY            GROWTH          EMERGING        INTERNATIONAL
       INCOME            INDEX           AND INCOME         GROWTH            EQUITY
     PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
----------------------------------------------------------------------------------------
    $  1,468,850      $  1,231,761      $    578,997      $  (176,291)     $    (66,254)
       5,820,781         1,771,175         5,699,928        3,689,801         5,397,150
        (695,799)       21,481,836        (1,845,036)       2,696,829          (908,605)
----------------------------------------------------------------------------------------
       6,593,832        24,484,772         4,433,889        6,210,339         4,422,291
----------------------------------------------------------------------------------------
      (1,898,883)         (249,653)         (672,200)              --          (121,294)
      (1,821,123)         (658,235)       (3,971,293)      (3,312,304)               --
----------------------------------------------------------------------------------------
      (3,720,006)         (907,888)       (4,643,493)      (3,312,304)         (121,294)
----------------------------------------------------------------------------------------
         709,065       127,445,128         1,262,764        1,191,991         1,274,980
       3,720,006           907,888         4,643,493        3,312,304           121,294
     (15,882,004)      (10,114,491)      (13,129,695)      (6,259,617)      (10,562,558)
----------------------------------------------------------------------------------------
     (11,452,933)      118,238,525        (7,223,438)      (1,755,322)       (9,166,284)
----------------------------------------------------------------------------------------
      (8,579,107)      141,815,409        (7,433,042)       1,142,713        (4,865,287)
      46,074,034        35,351,304        43,213,942       20,004,443        28,347,380
----------------------------------------------------------------------------------------
    $ 37,494,927      $177,166,713      $ 35,780,900      $21,147,156      $ 23,482,093
----------------------------------------------------------------------------------------
      $1,467,374        $1,249,038          $574,981          $(1,228)        $(470,435)
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers three other portfolios: Appreciation, Intermediate High Grade and Total Return Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued at the mean between the bid and asked prices at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax;
(j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios capital accounts to reflect permanent book/tax differences and income gains available for distributions under income tax regulations. Accordingly, portions of accumulated net realized gains amounting to $362 and $130 were reclassified to paid-in capital for Diversified Strategic Income and Equity Income Portfolios, respectively. Additionally, portions of accumulated net realized gains amounting to $721 and overdistributed net investment income amounting to $1,368 were reclassified to paid-in capital for Equity Index Portfolio. Net investment income, net realized gains and net assets were not affected by this change; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  DIVIDENDS

     The Money Market Portfolio declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Money Market, Diversified Strategic Income, Equity Income, Growth and Income and International Equity Portfolios, has entered into an investment advisory agreement with SSB Citi Fund Management LLC

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., ("Citigroup"). The Fund, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with Travelers Investment Management Co. ("TIMCO"). In addition, the Fund, on behalf of the Emerging Growth Portfolio, has entered into an investment advisory agreement with Van Kampen American Capital Asset Management, Inc. ("VKAC"). Under each respective investment advisory agreement, the Portfolios pay an investment advisory fee calculated at an annual rate of their respective average daily net assets. These fees are calculated daily and paid monthly. For the year ended December 31, 1999, for the Money Market Portfolio, SSBC has waived $8,710 of its investment advisory fee.

     The respective advisers and annual rates are as follows:

            PORTFOLIO                                          ADVISOR                              RATE
--------------------------------------------------------------------------------------------------------
Money Market                         SSBC Fund Management Inc.                                      0.30%
Diversified Strategic Income         SSBC Fund Management Inc.                                      0.45
Equity Income                        SSBC Fund Management Inc.                                      0.45
Equity Index                         Travelers Investment Management Co.                            0.15
Growth and Income                    SSBC Fund Management Inc.                                      0.45
Emerging Growth                      Van Kampen American Capital Asset Management, Inc.             0.75
International Equity                 SSBC Fund Management Inc.                                      0.85
--------------------------------------------------------------------------------------------------------

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SSBC calculated at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of the Portfolios, has also entered into an administration agreement with SSBC. Under the agreement, each Portfolio pays an administration fee calculated at an annual rate of 0.20% of the average daily net assets; except for the Equity Index Portfolio which pays an administration fee of 0.06%. These fees are calculated daily and paid monthly. For the year ended December 31, 1999, for the Money Market Portfolio, SSBC has waived $5,806 of its administration fee.

     In addition, SSBC has reimbursed expenses in the amount of $7,100 on behalf of the Money Market Portfolio for the year ended December 31, 1999.

     Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through December 31, 1999, each Portfolio paid transfer agent fees of $1,250 to Private Trust.

     For the year ended December 31, 1999, the Growth and Income, Emerging Growth and International Equity Portfolios paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $28, $1,596 and $1,403, respectively.

     The Fund, on behalf of the Equity Index Portfolio, has adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Portfolio's Class II shares. The Plan provides that the Fund, on behalf of the Portfolio, shall pay a fee of up to 0.25% of the average daily net assets of the Portfolio attributable to Class II shares.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     4.  INVESTMENTS

     During the year ended December 31, 1999, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
----------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 90,061,851   $86,799,020
Equity Income...............................................       806,816    15,353,615
Equity Index................................................   491,748,981    10,869,787
Growth and Income...........................................    14,447,853    28,516,997
Emerging Growth.............................................    22,690,017    34,461,699
International Equity........................................     3,641,968    14,416,161
----------------------------------------------------------------------------------------

     At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                 NET
                                                                                              UNREALIZED
                                                                                             APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Diversified Strategic Income................................  $   552,085    $(2,845,618)    $ (2,293,533)
Equity Income...............................................    5,487,095       (780,268)       4,706,827
Equity Index................................................  135,376,772    (26,584,197)     108,792,575
Growth and Income...........................................    7,083,568     (1,132,109)       5,951,459
Emerging Growth.............................................   13,832,841        (43,344)      13,789,497
International Equity........................................   14,527,358       (101,588)      14,425,770
----------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1999, the Equity Index Portfolio had the following open futures contracts:

                                             EXPIRATION     # OF         BASIS        MARKET      UNREALIZED
         FUTURES CONTRACTS BOUGHT            MONTH/YEAR   CONTRACTS      VALUE         VALUE         GAIN
------------------------------------------------------------------------------------------------------------
S&P 500 Stock Index........................     3/00         44       $16,204,063   $16,326,200    $122,137
------------------------------------------------------------------------------------------------------------

     6.  OPTION CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 1999, the Portfolios held no purchased call or put options.

     When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     During the year ended December 31, 1999, the Portfolios did not write any call or put options.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income, Emerging Growth and International Equity Portfolios have the ability to enter into forward foreign currency contracts.

     At December 31, 1999, the Diversified Strategic Income Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                          LOCAL       MARKET        SETTLEMENT   UNREALIZED
                   FOREIGN CURRENCY                      CURRENCY     VALUE            DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO BUY:
  British Pound.......................................      35,500  $   57,314        1/21/00     $    139
------------------------------------------------------------------------------------------------------------
TO SELL:
  Euro................................................   6,438,516   6,497,134        1/21/00      242,866
  Euro................................................      55,985      56,495        1/21/00          680
  Euro................................................      57,333      58,566        6/15/00          545
  Euro................................................      75,000      76,613        6/15/00        1,005
  Euro................................................     460,688     470,594        6/15/00         (646)
  British Pound.......................................   3,230,000   5,214,749        1/21/00       20,693
------------------------------------------------------------------------------------------------------------
                                                                                                   265,143
------------------------------------------------------------------------------------------------------------
Total Net Unrealized Gain on Forward Foreign Currency
  Contracts...........................................                                            $265,282
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     8.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     9.  REVERSE REPURCHASE AGREEMENTS

     The Diversified Strategic Income, Equity Income and International Equity Portfolios may enter into reverse repurchase agreements for leveraging purposes.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At December 31, 1999, the Portfolios had no open reverse repurchase agreements.

     10.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Portfolio invests at least 25% of its assets in short-term bank instruments and the Equity Income Portfolio invests at least 25% of its assets in the utility industry. Because of their concentration policy, these Portfolios may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives. Various factors could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income, Equity Income, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Portfolio enters into the TBA transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1999, there were no TBA securities held by the Portfolios.

     13.  MORTGAGE ROLL TRANSACTIONS

     The Diversified Strategic Income Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At December 31, 1999, there were no open mortgage roll transactions in the Portfolio.

     14.  SHORT SALES AGAINST THE BOX

     The Equity Income, Emerging Growth and International Equity Portfolios each have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 1999, the Portfolios had no open short sales against the box.

     15.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1999, the Diversified Strategic Income Portfolio had, for Federal income tax purposes, approximately $1,725,000 of unused capital loss carryforwards available to offset future capital gains expiring in 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     16.  LENDING OF SECURITIES

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios each have the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 1999, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash. The market value for the securities on loan were as follows:

                         PORTFOLIO                              VALUE
------------------------------------------------------------------------
Diversified Strategic Income................................  $4,104,329
International Equity........................................     961,270
------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     At December 31, 1999, the cash collateral held for the securities on loan was as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Halifax PLC, 8.500% due 1/4/00............................  $  194,018
  Australia New Zealand London, 8.500% due 1/4/00...........     206,953
  Fortis Bank, 9.000% due 1/4/00............................     206,953
  Bank of Ireland, 9.000% due 1/4/00........................     206,953
  Banque Bruxelle Lambert, 7.500% due 1/4/00................     206,953
  Paribas, 7.000% due 1/4/00................................     129,345
  Barclays Nassau, 5.000% due 1/3/00........................     189,706
  Credit Suisse, G.C., 5.000% due 1/3/00....................     189,706
  Sun Trust Bank, Atlanta, 4.500% due 1/3/00................     189,706
  Natwest Bank, N.A. Nassua, 4.500% due 1/3/00..............     189,707
REPURCHASE AGREEMENTS:
  Bear Stearns, 4.530% due 1/3/00...........................     776,072
  C.S. First Boston, 3.750% due 1/3/00......................     739,316
  Merrill Lynch Securities/MLPFS, 4.630% due 1/3/00.........     776,072
------------------------------------------------------------------------
Total                                                         $4,201,460
------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Halifax PLC, 8.500% due 1/4/00............................  $   46,617
  Australia New Zealand London, 8.500% due 1/4/00...........      49,725
  Fortis Bank, 9.000% due 1/4/00............................      49,725
  Bank of Ireland, 9.000% due 1/4/00........................      49,725
  Banque Bruxelle Lambert, 7.500% due 1/4/00................      49,725
  Paribas, 7.000% due 1/4/00................................      31,078
  Barclays Nassau, 5.000% due 1/3/00........................      45,582
  Credit Suisse, G.C., 5.000% due 1/3/00....................      45,582
  Sun Trust Bank, Atlanta, 4.500% due 1/3/00................      45,582
  Natwest Bank, N.A. Nassua, 4.500% due 1/3/00..............      45,581
REPURCHASE AGREEMENTS:
  Bear Stearns, 4.530% due 1/3/00...........................     186,470
  C.S. First Boston, 3.750% due 1/3/00......................     177,638
  Merrill Lynch Securities/MLPFS, 4.630% due 1/3/00.........     186,470
------------------------------------------------------------------------
Total                                                         $1,009,500
------------------------------------------------------------------------

     Income earned by the Portfolios from securities loaned for the year ended December 31, 1999 was as follows:

                         PORTFOLIO                             VALUE
---------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $13,934
International Equity Portfolio..............................    5,319
---------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     17.  SHARES OF BENEFICIAL INTEREST

     At December 31, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

     At December 31, 1999, the total paid-in-capital for the Equity Index Portfolio amounted to the following for each class:

                                                                 AMOUNT
--------------------------------------------------------------------------
Class I.....................................................  $542,826,784
Class II....................................................    25,425,163
--------------------------------------------------------------------------

Transactions in shares for each portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1999   DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................      6,854,768           8,425,171
Shares issued on reinvestment...............................        181,632             211,918
Shares reacquired...........................................     (6,981,251)         (8,718,390)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         55,149             (81,301)
---------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.................................................      1,423,399           2,787,964
Shares issued on reinvestment...............................        464,871             420,732
Shares reacquired...........................................     (2,221,018)         (1,524,911)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (332,748)          1,683,785
---------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
Shares sold.................................................         27,849              44,887
Shares issued on reinvestment...............................        556,880             248,332
Shares reacquired...........................................     (1,140,761)         (1,013,794)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (556,032)           (720,575)
---------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Shares sold.................................................     12,557,783           4,762,662
Shares issued on reinvestment...............................         94,293              33,135
Shares reacquired...........................................       (308,578)           (386,788)
---------------------------------------------------------------------------------------------------
Net Increase................................................     12,343,498           4,409,009
---------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES (1)
Shares sold.................................................        772,514                  --
Shares issued on reinvestment...............................            432                  --
Shares reacquired...........................................         (8,528)                 --
---------------------------------------------------------------------------------------------------
Net Increase................................................        764,418                  --
---------------------------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
Shares sold.................................................         34,368              67,202
Shares issued on reinvestment...............................        399,003             254,438
Shares reacquired...........................................       (892,426)           (715,341)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (459,055)           (393,701)
---------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
Shares sold.................................................         80,677              68,440
Shares issued on reinvestment...............................        201,467             192,913
Shares reacquired...........................................       (542,032)           (370,092)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (259,888)           (108,739)
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Shares sold.................................................         58,533              90,783
Shares issued on reinvestment...............................        165,838               8,751
Shares reacquired...........................................       (731,874)           (821,260)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (507,503)           (721,726)
---------------------------------------------------------------------------------------------------

(1) For the period from March 22, 1999 (inception date) to December 31, 1999.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

              MONEY MARKET PORTFOLIO                  1999           1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................   $1.000        $1.000        $1.000       $1.000       $1.000
------------------------------------------------------------------------------------------------------------------
  Net investment income (1)........................    0.040         0.043         0.044        0.047        0.052
  Dividends from net investment income.............   (0.040)       (0.043)       (0.044)      (0.047)      (0.052)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................   $1.000        $1.000        $1.000       $1.000       $1.000
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................................     4.03%         4.40%         4.47%        4.80%        5.31%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................   $4,726        $4,671        $4,753       $5,888       $5,653
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (1).....................................     1.25%         1.24%         1.20%        0.75%        0.75%
  Net investment income............................     3.92          4.30          4.38         4.70         5.19
------------------------------------------------------------------------------------------------------------------

      DIVERSIFIED STRATEGIC INCOME PORTFOLIO         1999(2)         1998(2)       1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................      $10.90        $10.89       $10.98       $10.01       $ 9.18
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3).......................        0.73          0.69         0.77         0.88         0.74
  Net realized and unrealized gain (loss).........       (0.55)       (0.01)         0.12         0.24         0.70
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations......................        0.18          0.68         0.89         1.12         1.44
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...........................       (0.51)       (0.67)        (0.98)       (0.15)       (0.61)
  Net realized gains..............................       (0.13)           --           --           --           --
-------------------------------------------------------------------------------------------------------------------
Total Distributions...............................       (0.64)       (0.67)        (0.98)       (0.15)       (0.61)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................      $10.44        $10.90       $10.89       $10.98       $10.01
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................        1.72%         6.41%        8.14%       11.16%       16.18%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................     $74,035       $80,970      $62,558      $59,515      $59,316
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses........................................        0.78%         0.78%        0.78%        0.84%        0.90%
  Net investment income (3).......................        6.88          6.38         7.29         7.94         7.73
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................         111%           86%          47%         106%          46%
-------------------------------------------------------------------------------------------------------------------

(1) For the Money Market Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1999, 1998 and the two-year period ended December 31, 1996. For the Money Market Portfolio, the Investment Adviser also reimbursed expenses of $7,100 for the year ended December 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                PER SHARE DECREASES TO
                                                                NET INVESTMENT INCOME
                                             ------------------------------------------------------------
                PORTFOLIO                      1999          1998        1997        1996          1995
                ---------                      ----          ----        ----        ----          ----
  Money Market.........................       $0.005        $0.005       N/A        $0.005        $0.005

                                                             EXPENSE RATIOS WITHOUT
                                                           WAIVERS AND REIMBURSEMENTS
                                         ---------------------------------------------------------------
                PORTFOLIO                  1999           1998         1997        1996           1995
                ---------                  ----           ----         ----        ----           ----
  Money Market.........................      1.74%          1.74%      N/A           1.25%          1.21%

(2) Per share amounts have been calculated using the monthly average shares method.
(3) Includes realized gains and losses from foreign currency transactions for the year ended December 31, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

            EQUITY INCOME PORTFOLIO                     1999          1998(1)        1997         1996         1995
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $16.38         $15.31       $13.01       $12.35       $ 9.87
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................            0.67           0.53         0.77         0.63         0.54
  Net realized and unrealized gain (loss)......           (1.15)          1.94         2.28         0.11         2.56
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............           (0.48)          2.47         3.05         0.74         3.10
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................           (0.77)         (0.71)       (0.75)       (0.08)       (0.62)
  Net realized gains...........................           (3.07)         (0.69)          --           --           --
---------------------------------------------------------------------------------------------------------------------
Total Distributions............................           (3.84)         (1.40)       (0.75)       (0.08)       (0.62)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................          $12.06         $16.38       $15.31       $13.01       $12.35
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................           (4.75)%        16.99%       23.52%        5.99%       32.47%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................         $20,906        $37,495      $46,074      $45,616      $52,444
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................            0.87%          0.79%        0.77%        0.77%        0.95%
  Net investment income........................            3.09           3.43         4.42         4.53         4.95
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................               3%            43%          42%          28%          33%
---------------------------------------------------------------------------------------------------------------------
    EQUITY INDEX PORTFOLIO - CLASS I SHARES           1999(1)         1998(1)        1997         1996         1995
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............          $29.99         $23.59       $18.36       $15.58       $11.69
---------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (2)....................            0.39           0.36         0.12         0.22         0.25
  Net realized and unrealized gain.............            5.77           6.33         5.76         3.17         3.88
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations...................            6.16           6.69         5.88         3.39         4.13
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................           (0.12)         (0.08)       (0.17)       (0.23)       (0.23)
  Net realized gains...........................           (0.17)         (0.21)       (0.48)       (0.38)       (0.01)
---------------------------------------------------------------------------------------------------------------------
Total Distributions............................           (0.29)         (0.29)       (0.65)       (0.61)       (0.24)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................          $35.86         $29.99       $23.59       $18.36       $15.58
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................           20.68%         28.46%       32.16%       21.68%       35.81%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................      $  654,514       $177,167      $35,351      $19,258      $15,230
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)(3)..............................            0.28%          0.30%        0.76%        1.06%        1.00%
  Net investment income........................            1.20           1.36         1.08         1.37         1.84
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................               3%             5%           6%           7%           5%
---------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the Equity Index Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1998 and the year ended December 31, 1995. In addition, IDS Life reimbursed expenses of $6,842 for the year ended December 31, 1995. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            PER SHARE DECREASES TO                   EXPENSE RATIOS WITHOUT
                                                            NET INVESTMENT INCOME                  WAIVERS AND REIMBURSEMENTS
                                                     ------------------------------------      ----------------------------------
                    PORTFOLIO                        1998       1997      1996      1995       1998      1997      1996      1995
                    ---------                        ----       ----      ----      ----       ----      ----      ----      ----
  Equity Index - Class I.......................      $0.02      N/A       N/A       $0.02      0.42%     N/A       N/A       1.17%

(3) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment manager will reimburse fees for the amount that exceeds the limitation.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

          EQUITY INDEX PORTFOLIO - CLASS II SHARES            1999(1)(2)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $31.71
------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income.....................................      0.24
  Net realized and unrealized gain..........................      4.15
------------------------------------------------------------------------
Total Income From Operations................................      4.39
------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................     (0.12)
  Net realized gains........................................     (0.17)
------------------------------------------------------------------------
Total Distributions.........................................     (0.29)
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $35.81
------------------------------------------------------------------------
TOTAL RETURN................................................     13.96%++
------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................   $27,372
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................      0.51%+
  Net investment income.....................................      0.93+
------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................         3%
------------------------------------------------------------------------

(1) For the period from March 22, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

           GROWTH AND INCOME PORTFOLIO                   1999        1998(1)       1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................       $18.47       $18.54       $16.43       $13.73       $10.75
-------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income...........................         0.30         0.27         0.31         0.27         0.26
  Net realized and unrealized gain................         1.49         1.93         3.41         2.45         2.99
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations......................         1.79         2.20         3.72         2.72         3.25
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...........................        (0.35)       (0.33)       (0.29)       (0.02)       (0.27)
  Net realized gains..............................        (3.44)       (1.94)       (1.32)          --           --
-------------------------------------------------------------------------------------------------------------------
Total Distributions...............................        (3.79)       (2.27)       (1.61)       (0.02)       (0.27)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................       $16.47       $18.47       $18.54       $16.43       $13.73
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................        10.66%       11.88%       22.94%       19.83%       30.49%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................      $24,338      $35,781      $43,214      $38,502      $35,158
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses........................................         0.80%        0.72%        0.77%        0.83%        0.98%
  Net investment income...........................         1.21         1.45         1.62         1.67         2.09
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................           47%          13%          17%          22%          17%
-------------------------------------------------------------------------------------------------------------------

            EMERGING GROWTH PORTFOLIO                    1999        1998(1)       1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................       $19.63       $16.87       $15.83       $13.76       $ 9.63
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(2)..........................        (0.26)       (0.15)       (0.12)       (0.10)       (0.03)
  Net realized and unrealized gain................        17.91         5.98         3.32         2.55         4.16
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations......................        17.65         5.83         3.20         2.45         4.13
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...........................           --           --           --           --           --
  Net realized gains..............................        (4.17)       (3.07)       (2.16)       (0.38)          --
-------------------------------------------------------------------------------------------------------------------
Total Distributions...............................        (4.17)       (3.07)       (2.16)       (0.38)          --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................       $33.11       $19.63       $16.87       $15.83       $13.76
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................       107.14%       37.14%       21.16%       17.83%       42.89%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................      $27,067      $21,147      $20,004      $18,901      $17,463
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2).....................................         1.30%        1.28%        1.26%        1.27%        1.20%
  Net investment loss.............................        (1.01)       (0.88)       (0.72)       (0.64)       (0.24)
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................          113%          98%         102%          84%         121%
-------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the Emerging Growth Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1995. In addition, for the Emerging Growth Portfolio, IDS Life reimbursed expenses of $5,265 for the year ended December 31, 1995. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                   EXPENSE RATIOS
                                                                  PER SHARE           WITHOUT
                                                              DECREASES TO NET      WAIVERS AND
                                                              INVESTMENT INCOME    REIMBURSEMENTS
                                                              -----------------    --------------
                                                                    1995                1995
PORTFOLIO                                                           ----                ----
    Emerging Growth.........................................        $0.02              1.39%

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

          INTERNATIONAL EQUITY PORTFOLIO                   1999          1998(1)         1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................        $13.94          $11.78        $12.07        $ 9.98        $ 9.21
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(2).................         (0.18)          (0.03)        (0.02)        (0.02)         0.03
  Net realized and unrealized gain (loss).........          8.56            2.25         (0.24)         2.15          0.78
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............          8.38            2.22         (0.26)         2.13          0.81
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...........................         (0.01)          (0.06)        (0.03)        (0.04)        (0.04)
  Net realized gains..............................         (1.61)             --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions...............................         (1.62)          (0.06)        (0.03)        (0.04)        (0.04)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................        $20.70          $13.94        $11.78        $12.07        $ 9.98
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................         66.20%          18.84%        (2.18)%       21.38%         8.80%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................       $24,370         $23,482       $28,347       $33,337       $28,979
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).....................................          1.33%           1.40%         1.31%         1.35%         1.43%
  Net investment income (loss)(2).................         (0.33)          (0.25)        (0.23)        (0.20)         0.35
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................            17%             30%           21%           33%           34%
---------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Includes realized gains and losses from foreign currency transactions for the year ended December 31, 1995.
(3) During the year ended December 31, 1996 and the year ended December 31, 1995, the International Equity Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would be 1.33% and 1.37%, respectively.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth, and International Equity Portfolios ("Portfolios"), seven of the Portfolios comprising the Greenwich Street Series Fund ("Fund") as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP


New York, New York
February 11, 2000

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

  - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

Equity Income Portfolio.....................................   43.34%
Equity Index Portfolio......................................   63.66
Growth and Income Portfolio.................................  100.00
Diversified Strategic Income Portfolio......................    0.97

  - Total long-term capital gain distributions paid:

Equity Income Portfolio.....................................  $4,436,197
Equity Index Portfolio......................................   1,054,894
Growth and Income Portfolio.................................   5,694,287
Emerging Growth Portfolio...................................   3,686,844
International Equity Portfolio..............................   2,245,243

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

Money Market Portfolio......................................   1.48%
Diversified Strategic Income Port-folio.....................   1.37
Equity Index Portfolio......................................   0.83

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Salomon Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S6223 J (2/00)

                          GREENWICH STREET SERIES FUND

                                 ANNUAL REPORT

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                               DECEMBER 31, 1999

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6223 J (2/00)

                          GREENWICH STREET SERIES FUND
                               ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity
                                                 LOGO

                                               INTERMEDIATE HIGH GRADE PORTFOLIO

                                                          APPRECIATION PORTFOLIO

                                                          TOTAL RETURN PORTFOLIO

                                                               DECEMBER 31, 1999

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

DEAR INVESTOR:

We are pleased to provide you with the annual report for Greenwich Street Series Fund - Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") for the year ended December 31, 1999. This letter briefly discusses general economic and market conditions.

In addition, a detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. All total return figures given in this report, both cumulative and average annualized, exclude the effect of expenses associated with the subaccounts. Past performance is not indicative of future results. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow. Any discussion of the Portfolios' holdings are as of December 31, 1999. Please refer to pages 8 through 16 for a list of the Portfolios' holdings. We hope you find this report to be useful and informative.

The Performance of the Portfolios for the Year ended December 31, 1999:(1)

                                                              TOTAL RETURNS
---------------------------------------------------------------------------
Intermediate High Grade Portfolio...........................      (3.69)%
Appreciation Portfolio......................................      13.12%
Total Return Portfolio......................................      22.02%
---------------------------------------------------------------------------

MARKET AND ECONOMIC OVERVIEW

The year and the decade ended with stock market indexes around the world posting exceptional returns. All of the major U.S. stock market indexes set new records for 1999 and for the fifth year in a row posted double-digit returns. The 85.59% return of the NASDAQ Composite Index(2) for the year was the best in history by a major U.S. stock market index.

The technology sector, comprised of companies in telecommunications, the Internet and computer hardware and software businesses, posted the biggest gains for the year. The return of the NASDAQ Composite Index was due to the fact that it holds the biggest percentage of technology companies among the major stock market indexes.

Large-capitalization stocks, as measured by the Standard & Poor's 500 Index ("S&P 500 Index")(3) (which returned 21.03% for the year) and small-capitalization growth stocks, as measured by the Russell 1000 Growth Index(4) (which advanced 33.16%), continued their unprecedented growth. The worldwide economic recovery continued in 1999, with most foreign stock markets ending the year on a high note.

Perhaps the most striking aspect about the stock market's double-digit returns in 1999 was that they were achieved while interest rates increased. The Federal Reserve Board ("Fed") raised interest rates three times in 1999 as an inflationary precaution. Rising interest rates generally lead to a decline in stock prices. However, most stock investors remained optimistic that the U.S. economy would continue its remarkable growth and stock prices continued to advance. Conversely, bond investors' reaction to rising interest rates was less favorable, as most bond prices slipped.

In our view, we expect continued volatility in the financial markets due to ongoing uncertainty regarding inflation and the future direction of interest rates. The strength of the U.S. economy may lead the Fed to raise rates in 2000.(5) Over the long-term, however, we think that the fundamentals for both stocks and bonds remain favorable.

---------------
1 Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The NASDAQ Composite Index is comprised of approximately 4,500 stocks traded over the counter. It is a value-weighted index calculated on price change only and does not include income.

3 The Standard & Poor's 500 Index is a market capitalization-weighted measure of
  500 widely held common stocks.

4 The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

5 On Wednesday, February 2, 2000, the Fed raised interest rates 0.25% to 5.75%, after this letter was written.

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

INTERMEDIATE HIGH GRADE PORTFOLIO

The investment objective of the Intermediate High Grade Portfolio ("Portfolio") is to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal market conditions, the Portfolio invests primarily in high-quality, intermediate-term U.S. government securities and U.S. corporate bonds. For the year ended December 31, 1999, the Portfolio had a total return of a negative 3.69%, compared to the Lehman Brothers Government/Corporate Bond Index total return of a negative 2.15%. (Past performance is not indicative of future results. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.)

After several years of relatively low yields and rising prices, the U.S. bond market declined sharply over the past year due in large part to investors' concerns regarding inflation. The U.S. economy during 1999 was characterized by unprecedented growth, low unemployment and a rise in oil and commodity prices that largely contributed to the Fed's decision to raise interest rates three times between June and November 1999, effectively offsetting the rate decreases implemented in the fall of 1998. In management's opinion, the Fed probably would have raised rates a fourth time in 1999 had it not been for the fears regarding Y2K.

In the second half of 1999, the Portfolio's management expected to see a "flight to quality" as the end of 1999 approached and fears of Y2K increased. In anticipation of this development, the team increased the Portfolio's holdings in U.S. Treasuries and eliminated those corporate bonds that reported weaker-than-expected earnings. However, there was no true "flight to quality" in the bond market as the end of 1999 approached and there were no major disruptions to the economy.

Now that Y2K has passed, the Portfolio's management anticipates that the Fed will continue to raise rates in 2000 until signs emerge that the economy is slowing down to a "sustainable noninflationary pace."

APPRECIATION PORTFOLIO

For the year ended December 31, 1999, the Appreciation Portfolio ("Portfolio") returned 13.12%. In comparison, the S&P 500 Index posted a total return of 21.03% for the same period. The Portfolio's investment objective is to provide investors with long-term appreciation of capital. (Past performance is not indicative of future results.)

By historical standards, the Portfolio's return was more than satisfactory. By last year's standards, however, when some initial public offerings of stocks went up several hundred percent in one day, and Internet stocks took flight, in the opinion of the manager, the Portfolio's returns seem tame.

For the year ended December 31, 1999, the S&P 500 Index, which includes many technology stocks, rose 21.03%. Although the Portfolio has owned and benefited from, for some time, important positions in such first rate technology companies such as Intel, Microsoft, Cisco Systems, Lucent and America Online, the manager's reluctance to accept the risks that come with buying stocks selling for extraordinarily high price-to-earnings ratios, definitely restrained results in the fourth quarter, when virtually all of the action was in such stocks.

For U.S. stock market investors, there was much to celebrate in the decade of the 1990s, topped off by an explosion of investor interest in the stock market in 1999. According to the Securities Industry Association, an organization comprised of 740 securities firms, nearly half of all households now own stocks, just about double the number at the start of the decade. This stands in pleasant contrast to the 1970s and 1980s, when the manager had to constantly remind clients, or potential clients, of the wisdom of owning stocks. In the 1970s, even with terrible inflation, the malaise in the markets and with retail investors exiting the market in droves, rising dividends on blue chip stocks provided evidence of the worth of equity ownership. People who stuck with stocks were often rewarded in the 1980s, as the latent value in so many neglected securities came to the surface through mergers or takeovers. Great growth companies became recognized for the worth of their dominant worldwide franchises. But at the start of the 1990s, it was still difficult to convince more people that stocks were the preferred vehicle with which individuals could accumulate wealth with their after-tax savings. But all of that changed significantly over the past decade, culminating in a widespread belief among many people that stocks, particularly technology stocks, are the only place to be.

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

It is no accident that the economy and stock market of the United States have become the envy of the rest of the world. For the last few years, the Portfolio's manager has been talking or writing about the reasons for the major turnaround from the 1970s when the U.S. was thought to be the world's doormat.

According to the manager, several factors have combined to bring us to this exciting point in history. They include the deregulation of energy prices that helped supplies to increase, kick-starting the reduction in inflation. Big tax cuts of the early 1980s also made it more attractive for people to work and invest by sharply lowering the onerous and punitive marginal tax rates on personal income. The lower tax rates encouraged more investment by venture capitalists to finance the grand ideas of many bright people. Both venture capitalists and forward-thinking businesses could benefit from the ability to offer their companies to the public and monetize their success. The manager believes that this could only happen in a country like ours with a great history of free and democratic markets, socioeconomic mobility and freedom to express and create new and radical products and concepts. Painful corporate restructuring, forced on managements by the threat of takeovers, restored competitive cost structures to major U.S. industrial companies. All of these factors coalesced in the blossoming and convergence of new technologies such as wireless communications, fiber optics, integrated circuits, personal computers and most recently, the Internet.

While 1999 set many records, there are also some major issues the Portfolio's manager wants investors to consider as we enter a new century:

     - More than 60% of the stocks on the New York Stock Exchange ("NYSE") declined in 1999, despite record new highs for the popular averages.

     - The S&P 500 Index has the highest price-to-earnings ratio on record, higher by far than ratios seen at major market peaks in 1929 or 1972.

     - The number of stocks making new lows each day has far exceeded those stocks making new highs.

     - Yields on bonds have been rising, normally a negative factor for price-earnings ratios, but currently being for the most part ignored.

To sum up, the U.S. stock market has amply reflected the incredible turnaround, growth and leadership position of our economy. And as it has picked up adherents, the stock market has taken on a more speculative and narrow focus.

In order for the bull market to continue, the manager believes that buying interest needs to broaden out to those areas of the market that contain good companies, but which are regarded disdainfully as part of the "old economy." Technology stocks as a category have taken on valuations that can best be described as extreme. It is worth keeping in mind that the major expansion in money supply that occurred in the second half of last year is likely to be reined in now that Y2K fears have subsided. That could mean upward pressure on interest rates, which normally spells contraction for valuations.

Perhaps most troubling is the fact that thousands of people are putting their lifetime savings in stocks with triple-digit price-earnings ratios. It would be great if some of the money that has gone into chasing price momentum got recycled into the laggards, where values have been created through neglect. That, in the manager's opinion, will determine the outcome of the market for the first half of the year. If that does not occur, it is hard to imagine another record-breaking market. At the end of the third quarter of 1999, the Portfolio's manager believed that would happen. But in fact, the disparities between tech stocks and "everything else" grew even wider.

In recent months, the manager has added a group of utility stocks to the Portfolio, reflecting his belief that some conservative sectors of the market are simply too cheap. He also is sticking to his expectations that insurance stocks, including Berkshire Hathaway, represent solid values. According to the manager, 2000 promises to be the most interesting year ever for the stock market.

TOTAL RETURN PORTFOLIO

The Total Return Portfolio's ("Portfolio") investment objective is to provide investors with total return, consisting of long-term capital appreciation and income. In addition, the Portfolio may invest up to 35% of its assets in mid- and small-cap stocks. For the year ended December 31, 1999, the Portfolio had a total return of 22.02%. In comparison, the S&P 500 Index posted a total return of 21.03% for the same period. (Past performance is not indicative of future results.)

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

As value managers, the Portfolio's management was pleased with its performance during a year in which nearly two-thirds of all stocks were flat or down in price. The performance for many indexes was attributable to a few companies as the 1999 market was one of the narrowest on record. The managers believe that the valuations for some of the largest companies are excessive and that the overall stock market may include more stocks in 2000.

Financial stocks were the largest holding in the Portfolio, accounting for approximately 29% of the Portfolio's common stock holdings. Eleven percent of that 29% is invested in Real Estate Investment Trusts (REITs) which the managers believe are presently undervalued. An additional 7.5% of the Fund's financial sector holdings is in purchases made during the year in those companies, in the opinion of the managers, represented compelling values.

For example, at one point during the year, MGIC Investment, a leading mortgage insurer saw its price fall 50% from a peak near $70. The Portfolio's share cost of $35.32 was made near the lows for the year and at about 8.5x Year 2000 Earnings Per Share estimates. The stock now presently trades in the mid $50s.

The Portfolio's holdings in the basic materials sector is overweight at 18% versus 3% for the S&P 500 Index. The managers believe that the best inflation news is behind us and that world Gross Domestic Product ("GDP") growth may increase the demand for natural resources and the products produced by companies within the basic materials sector of the market. The basic materials sector was 8% of the S&P 500 Index at the beginning of the 1990s and now accounts for less than 3% of the Index. The combination of depressed prices and improving fundamentals are the basis for the managers' enthusiasm for many companies in this industry. The Portfolio's managers also believe that earnings growth for many basic materials companies may be substantially higher this year than for most growth stocks.

The Portfolio's holding in the healthcare sector is also overweight at 14% versus that of about 10% as represented by the S&P 500 Index. The managers believe that there are many exciting changes to come and, while no guarantees can be given, that should benefit this sector. In the managers' view, healthcare will be politicised by the 2000 presidential election and many pharmaceutical companies may be somewhat vulnerable in this environment. Late last year, the Portfolio established a substantial position in McKesson, a leading drug distribution company. The managers believe that broader healthcare coverage should benefit companies such as McKesson.

Hospital management companies (HMOs) and hospitals underperformed in 1999 due to negative investor sentiment. The managers' view of these two business groups remains guarded. Yet, companies such as United Healthcare and Health Management Associates were added to the Portfolio when their prices came down.

The Portfolio's holding in the energy sector was about 11% vs. an S&P 500 Index weight of approximately 6% as of December 31, 1999. In the managers' view, this sector should benefit from an expanding world economy. Energy service companies are likely beneficiaries of higher spending by oil companies because rising natural gas and oil prices have increased their cash flows.

The Fund's technology holding is substantially underweight at about 11% versus its benchmark of 27% for the S&P 500 Index. This reflects the managers' belief that shares in this sector are significantly overvalued.

In the opinion of the managers, e-commerce activities may eventually be taxed. Sales taxes currently account for an average of 30% of state revenues and government is unlikely to permit a significant decline of tax income. The managers expect that the federal government eventually may impose a national Internet tax to be distributed among the 50 states. In addition, the supply of new Internet IPOs plus shares exiting the six-month lock-up period for previous IPOs are likely to be an important factor affecting the pricing of Internet shares in the next few months. It is the managers' opinion that most Internet business plans are based on false premises, namely that ready access to capital at favorable prices and rates is guaranteed in the future. If the Internet "bubble" bursts, technology stocks may not be completely immune.

During 1999, the Portfolio had a much higher average weighting in technology than the year-end figure indicates. During the year the Portfolio took substantial profits in this area of the market because of high valuations and the growing risks the manager sees to the sector in the first six months of 2000. However, in the long-term, it is clear that most portfolios, including the Portfolio, will need to have substantial technology holdings to fulfill its investment objective. The managers expect to use any future market volatility as an opportunity to build back the Portfolio's technology holdings to levels more representative of the overall market.

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

The managers' holdings in Adobe Systems, Motorola, and Texas Instruments advanced between 126% and 220%. Each of these companies was purchased when they were out-of-favor and has positively contributed to the performance of the Portfolio.

Although the financial services sector had a difficult year, American Express and MGIC Investment performed well. In the basic materials and energy sectors, ALCOA, Georgia Pacific, Enron, Dow Chemical and Halliburton all outperformed the overall market, as measured by the S&P 500 Index, by a substantial margin.

The underachievers in the Portfolio in 1999 included companies in steel, retailing, financial services, beverages, drugs, and entertainment. REITs, in general, had another difficult year as well. And while no guarantees can be made, the managers are confident that these holdings should contribute positively to the Portfolio in 2000.

In the managers' opinion, interest rates most likely will peak in the next three to six months at about 7% for long-term bonds. Already they are seeing the lowest level of bulls on bonds since the mid-1980s. Usually, readings of this type lead the eventual peak in rates by two to four months. The managers believe that many financial services companies, credit cyclicals, building stocks, utilities, and transportation issues may do very well for the majority of the upcoming year.

The managers also believe that the general outlook for the markets is positive for the next few months. Yield stocks should cease being stock market wallflowers and may provide attractive total returns over time. If market returns are 10%, a likely occurrence in the managers' opinion, then a large up-front yield will command increased investor interest. The managers are also confident that select foreign companies may outperform domestic issues.

With this in mind, the managers think it will be important to have small- and mid-cap representation in the Portfolio. In their view, share repurchases, mergers, and occasional leveraged buyouts should begin to elevate valuations in the small- and mid-cap segments of the stock market in the year to come.

Thank you for your investment in the Greenwich Street Series Fund - Intermediate High Grade, Appreciation and Total Return Portfolios. We look forward to helping you pursue your financial needs in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 18, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 12/31/99 (UNAUDITED)
                                      [INTERMEDIATE HIGH GRADE PORTFOLIO LINE
                                      GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                             INTERMEDIATE HIGH GRADE PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                             ---------------------------------   -------------------------------
10/16/91                                                                   10000                              10000
12/91                                                                      10240                              10440
12/92                                                                      10781                              11231
12/93                                                                      11643                              12470
12/94                                                                      11287                              12032
12/95                                                                      13292                              14348
12/96                                                                      13518                              14764
12/97                                                                      14690                              15772
12/98                                                                      15687                              16575
12/31/99                                                                   15109                              16218

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 12/31/99 (UNAUDITED)
                                      [APPRECIATION PORTFOLIO LINE GRAPH]

                                                                  APPRECIATION PORTFOLIO        STANDARD & POOR'S 500 STOCK INDEX
                                                                  ----------------------        ---------------------------------
10/16/91                                                                 10000.00                           10000.00
12/91                                                                    10490.00                           10838.00
12/92                                                                    11133.00                           11668.00
12/93                                                                    11926.00                           12844.00
12/94                                                                    11792.00                           13012.00
12/95                                                                    15193.00                           17898.00
12/96                                                                    18197.00                           22005.00
12/97                                                                    22999.00                           29345.00
12/98                                                                    27402.00                           37738.00
12/31/99                                                                 30998.00                           45675.00

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


---------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
     Year Ended 12/31/99                    (3.69)%
     Five Years Ended 12/31/99               6.00 %
     10/16/91* through 12/31/99              5.15 %
              CUMULATIVE TOTAL RETURN
              -----------------------
     10/16/91* through 12/31/99             51.09 %
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Intermediate High Grade
Portfolio on October 16, 1991
(commencement of operations)
through December 31, 1999 with
that of a similar investment in
the Lehman Brothers Government/
Corporate Bond Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Lehman Brothers
Government/Corporate Bond Index
is a weighted composite of the
Lehman Brothers Government Bond
Index, which is a broad-based
index of all public debt
obligations of the U.S.
Government and its agencies and
has an average maturity of nine
years, and the Lehman Brothers
Corporate Bond Index, which is
comprised of all public
fixed-rate non-convertible
investment-grade domestic
corporate debt, excluding
collateralized mortgage
obligations.

-------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------
     Year Ended 12/31/99                     13.12%
     Five Years Ended 12/31/99               21.32%
     10/16/91* through 12/31/99              14.77%
              CUMULATIVE TOTAL RETURN
----------------------------------------------------
     10/16/91* through 12/31/99             209.98%
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Appreciation Portfolio on
October 16, 1991 (commencement of
operations) through December 31,
1999 with that of a similar
investment in the Standard &
Poor's 500 Stock Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Stock Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and over-the-
counter market.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TOTAL RETURN PORTFOLIO AS OF 12/31/99 (UNAUDITED)
                                      [TOTAL RETURN PORTFOLIO LINE GRAPH]

                                                                  TOTAL RETURN PORTFOLIO        STANDARD & POOR'S 500 STOCK INDEX
                                                                  ----------------------        ---------------------------------
12/3/93                                                                  10000.00                           10000.00
12/93                                                                    10300.00                           10121.00
12/94                                                                    11062.00                           10253.00
12/95                                                                    13832.00                           14103.00
12/96                                                                    17335.00                           17340.00
12/97                                                                    20255.00                           21109.00
12/98                                                                    21260.00                           27146.00
12/31/99                                                                 25943.00                           32855.00

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Year Ended 12/31/99                    22.02%
     Five Years Ended 12/31/99              18.59%
     12/3/93* through 12/31/99              16.98%
              CUMULATIVE TOTAL RETURN
---------------------------------------------------
     12/3/93* through 12/31/99             159.43%
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Total Return Portfolio on
December 3, 1993 (commencement of
operations) through December 31,
1999 with that of a similar
investment in the Standard &
Poor's 500 Stock Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Stock Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1999

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 54.8%
                                    U.S. Treasury Notes:
     $        500,000               6.250% due 4/30/01..........................................  $  500,320
            1,750,000               6.250% due 2/15/03..........................................   1,744,470
              500,000               6.500% due 10/15/06.........................................     500,320
            1,000,000               U.S. Treasury Bonds, 8.125% due 8/15/19.....................   1,139,250
            1,000,000               Federal National Mortgage Association, 5.250% due 1/15/09...     881,800
------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost -- $4,931,950)........................................   4,766,160
------------------------------------------------------------------------------------------------------------
                                                    FACE
                        RATING(A)                  AMOUNT     SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 25.6%
AEROSPACE AND DEFENSE -- 1.1%
              100,000     AA-       Rockwell International, Notes, 6.750% due 9/15/02...........      99,250
------------------------------------------------------------------------------------------------------------
BANKS/SAVINGS AND LOANS -- 10.7%
              300,000     AAA       Bayerische Landesbank, N.Y., Sub. Notes, 5.875% due
                                    12/1/08.....................................................     268,875
              250,000     AA-       Morgan Guaranty Trust Co., Sub. Notes, 7.375% due 2/1/02....     250,938
              400,000     AA-       National Westminster Bank, N.Y., Sub. Notes, 9.450% due
                                    5/1/01......................................................     413,000
------------------------------------------------------------------------------------------------------------
                                                                                                     932,813
------------------------------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 2.9%
              250,000     AA        Kimberly-Clark Corp., Debentures, 7.875% due 2/1/23.........     247,812
------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 6.6%
              261,000     Aaa*      Fannie Mae, Notes, 5.125% due 2/13/04.......................     245,436
               55,000     A+        Ford Motor Credit Co., Debentures, 9.500% due 4/15/00.......      55,468
              250,000     AA        Pitney Bowes Credit Corp., Notes, 8.550% due 9/15/09........     268,750
------------------------------------------------------------------------------------------------------------
                                                                                                     569,654
------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 1.2%
              100,000     AAA       Quebec Province, Notes, 8.625% due 1/19/05..................     105,750
------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- 3.1%
              180,000     AAA       Asian Development Bank, Debentures, 8.500% due 5/2/01.......     184,050
               85,000     AA+       Republic of Ireland, Notes, 7.125% due 7/15/02..............      85,638
------------------------------------------------------------------------------------------------------------
                                                                                                     269,688
------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS AND NOTES (Cost -- $2,357,841)........   2,224,967
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 17.7%
                                    Federal National Mortgage Association (FNMA):
              513,337               7.000% due 1/1/13...........................................     507,562
              224,338               7.000% due 2/1/13...........................................     221,815
              857,058               6.000% due 6/1/13...........................................     813,399
------------------------------------------------------------------------------------------------------------
                                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $1,600,076).......   1,542,776
------------------------------------------------------------------------------------------------------------
                                    SUB-TOTAL INVESTMENTS (Cost -- $8,889,867)..................   8,533,903
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.9%
     $        169,000               J.P. Morgan & Co. Inc., 3.000% due 1/3/00; Proceeds at
                                    maturity -- $169,042;
                                    (Fully collateralized by U.S. Treasury Bills and Notes,
                                    0.000% to 6.625%
                                    due 3/30/00 to 1/15/08; Market value -- $172,363)
                                    (Cost -- $169,000)..........................................  $  169,000
------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 100% (Cost -- $9,058,867**)............  $8,702,903
------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 10 for a definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BB, B,       --   Bonds rated BB, B, CCC and C are regarded, on balance, as
CCC,              predominantly speculative with respect to the issuer's
CC and C          capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest
                  degree of speculation and C the highest degree of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by
                  large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 82.1%
AIRLINES -- 0.3%
     43,500  Alaska Air Group Inc. (a)...................................  $  1,527,937
---------------------------------------------------------------------------------------
BASIC MATERIALS -- 4.8%
     35,000  Alcoa Inc. .................................................     2,905,000
     73,000  Dow Chemical Co. ...........................................     9,754,625
     56,000  E.I. du Pont de Nemours & Co. ..............................     3,689,000
     56,000  Great Lakes Chemical Corp. .................................     2,138,500
     89,400  PPG Industries, Inc. .......................................     5,593,088
     59,000  St. Joe Co. ................................................     1,434,438
---------------------------------------------------------------------------------------
                                                                             25,514,651
---------------------------------------------------------------------------------------
BROADCASTING -- 7.4%
    141,000  CBS Corp. (a)...............................................     9,015,187
     65,900  Dow Jones & Co., Inc. ......................................     4,481,200
    111,500  Meredith Corp. .............................................     4,648,156
     76,500  SBS Broadcasting SA (a).....................................     3,724,594
     60,500  Time Warner Inc. ...........................................     4,382,469
     68,500  USA Networks, Inc. (a)......................................     3,784,625
     46,500  Viacom Inc., Class B Shares (a).............................     2,810,344
    216,500  Walt Disney Co. ............................................     6,332,625
---------------------------------------------------------------------------------------
                                                                             39,179,200
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.4%
     72,000  Emerson Electric Co. .......................................     4,131,000
     93,000  Honeywell International Inc. ...............................     5,364,938
     32,500  Johnson Controls, Inc. .....................................     1,848,437
     29,500  Parker-Hannifin Corp. ......................................     1,513,719
---------------------------------------------------------------------------------------
                                                                             12,858,094
---------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.2%
     45,053  Delphi Automotive Systems Corp. ............................       709,585
     46,500  Ford Motor Co. .............................................     2,484,844
     46,200  General Motors Corp. .......................................     3,358,162
---------------------------------------------------------------------------------------
                                                                              6,552,591
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 5.6%
     37,000  Bestfoods...................................................     1,944,812
     57,000  Eastman Kodak Co. ..........................................     3,776,250
     55,500  Gillette Co. ...............................................     2,285,906
     74,500  H.J. Heinz Co. .............................................     2,966,031
     73,000  International Flavors & Fragrances Inc. ....................     2,755,750
    106,000  Kimberly-Clark Corp. .......................................     6,916,500
     18,500  Newell Rubbermaid Inc. .....................................       536,500
     25,500  The Proctor & Gamble Co. ...................................     2,793,844

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 5.6% (CONTINUED)
     83,500  Ralston-Ralston Purina Group................................  $  2,327,562
     37,700  Wm. Wrigley Jr. Co. ........................................     3,126,744
---------------------------------------------------------------------------------------
                                                                             29,429,899
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 9.2%
     60,000  Dal-Tile International Inc. (a).............................       607,500
     26,900  FDX Corp. (a)...............................................     1,101,219
    136,500  First Data Corp. ...........................................     6,731,156
     63,000  Gannett Co., Inc. ..........................................     5,138,438
     38,500  Gap Inc. ...................................................     1,771,000
    127,050  Home Depot, Inc. ...........................................     8,710,866
     88,500  Masco Corp. ................................................     2,245,687
    179,000  McDonald's Corp. ...........................................     7,215,938
     70,500  Mettler Toledo International Inc. (a).......................     2,692,219
    111,000  Pepsico, Inc. ..............................................     3,912,750
     28,200  United Parcel Service Inc., Class A Shares..................     1,945,800
     96,500  Wal-Mart Stores, Inc. ......................................     6,670,563
---------------------------------------------------------------------------------------
                                                                             48,743,136
---------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 8.9%
        329  Berkshire Hathaway Inc., Class A Shares (a).................    18,456,900
    128,000  Canadian Pacific Ltd. ......................................     2,760,000
     46,800  Florida East Coast Industries, Inc. ........................     1,953,900
     89,400  General Electric Co. .......................................    13,834,650
     55,500  Minnesota Mining & Manufacturing Co. .......................     5,432,063
    113,000  Tyco International Ltd. ....................................     4,392,875
---------------------------------------------------------------------------------------
                                                                             46,830,388
---------------------------------------------------------------------------------------
ENERGY -- 7.5%
     38,000  BP Amoco PLC................................................     2,253,876
     12,000  CH Energy Group Inc. .......................................       396,000
     18,500  Chevron Corp. ..............................................     1,602,562
     93,000  Conoco Inc., Class A shares.................................     2,301,750
    188,009  Exxon Mobil Corp. ..........................................    15,146,475
     21,600  Nabors Industries, Inc. (a).................................       668,250
     28,000  Reliant Energy, Inc. .......................................       640,500
     84,700  Royal Dutch Petroleum Co. ..................................     5,119,056
     84,500  Schlumberger Ltd. ..........................................     4,753,125
     40,400  SLI, Inc. (a)...............................................       547,925
     28,000  Southern Co. ...............................................       658,000
     37,000  Texaco Inc. ................................................     2,009,562
     38,000  Texas Utilities Co. ........................................     1,351,375
     44,900  Tidewater Inc. .............................................     1,616,400
     16,359  Transocean Sedco Forex Inc. ................................       551,101
---------------------------------------------------------------------------------------
                                                                             39,615,957
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 7.6%
    161,500  Allstate Corp. .............................................  $  3,876,000
        500  American Express Co. .......................................        83,125
     73,450  American International Group, Inc. .........................     7,941,781
     64,500  Chubb Corp. ................................................     3,632,156
     93,000  Fannie Mae..................................................     5,806,688
     17,500  First Virginia Banks, Inc. .................................       752,500
     56,500  Horace Mann Educators Corp. ................................     1,108,813
     74,200  Household International, Inc. ..............................     2,763,950
     57,000  Merrill Lynch & Co., Inc. ..................................     4,759,500
     92,500  National City Corp. ........................................     2,191,094
     55,700  UNUM Provident Corp. .......................................     1,785,881
     56,000  Washington Mutual, Inc. ....................................     1,456,000
     92,700  Wells Fargo Co. ............................................     3,748,556
---------------------------------------------------------------------------------------
                                                                             39,906,044
---------------------------------------------------------------------------------------
HEALTH CARE -- 9.3%
     18,500  Abbott Laboratories.........................................       671,781
     30,000  Alza Corp. (a)..............................................     1,038,750
     78,500  American Home Products Corp. ...............................     3,095,844
    105,000  Amgen Inc. (a)..............................................     6,306,562
    103,500  Bristol-Myers Squibb Co. ...................................     6,643,406
     77,500  Chiron Corp. (a)............................................     3,284,062
     57,500  Eli Lilly & Co. ............................................     3,823,750
     52,500  Johnson & Johnson...........................................     4,889,063
    103,500  Merck & Co., Inc. ..........................................     6,940,969
    178,900  Pfizer Inc. ................................................     5,803,069
     84,500  Warner-Lambert Co. .........................................     6,923,719
---------------------------------------------------------------------------------------
                                                                             49,420,975
---------------------------------------------------------------------------------------
TECHNOLOGY -- 13.0%
     19,000  Agilent Technologies, Inc. (a)..............................     1,468,937
     10,000  Amazon.com Inc (a)..........................................       761,250
     74,500  America Online, Inc. (a)....................................     5,620,094
     40,000  Belden Inc. ................................................       840,000
     84,700  Cisco Systems, Inc. (a).....................................     9,073,487
     30,000  Hewlett-Packard Co. ........................................     3,418,125
     85,000  Intel Corp. ................................................     6,996,562
     27,500  International Business Machines Corp. ......................     2,970,000
    113,000  Lucent Technologies Inc. ...................................     8,453,813
    131,800  Microsoft Corp. (a).........................................    15,387,650
     30,000  Motorola, Inc. .............................................     4,417,500
     75,300  Novell, Inc. (a)............................................     3,007,294
     57,500  Texas Instruments Inc. .....................................     5,570,313
     32,700  Xerox Corp. ................................................       741,881
---------------------------------------------------------------------------------------
                                                                             68,726,906
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.9%
     74,500  AT&T Corp. .................................................  $  3,780,875
     88,000  Bell Atlantic Corp. ........................................     5,417,500
     37,000  BellSouth Corp. ............................................     1,732,062
    122,500  GTE Corp. ..................................................     8,643,906
    131,776  SBC Communications Inc. ....................................     6,424,080
---------------------------------------------------------------------------------------
                                                                             25,998,423
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $330,647,944)...................   434,304,201
---------------------------------------------------------------------------------------
                                         FACE
                                       SECURITY                               VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 17.9%
$94,927,000  J.P. Morgan & Co., Inc. 3.000% due 1/3/00; Proceeds at
             maturity -- $94,950,732;
             (Fully collateralized by U.S. Treasury Bills and Notes,
             0.000% to 6.625%   due 3/30/00 to 1/15/08; Market
             value -- $96,825,745) (Cost -- $94,927,000).................    94,927,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $425,574,944*)...........  $529,231,201
---------------------------------------------------------------------------------------

(a)  Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 96.7%
BASIC MATERIALS -- 18.0%
       180,000          Alcoa Inc. (a)..............................................  $ 14,940,000
       525,000          Archer-Daniels-Midland Co. .................................     6,398,438
       275,000          Asia Pulp & Paper Co. Ltd. (a)(b)...........................     2,165,625
       375,000          Brush Wellman Inc. .........................................     6,304,687
       125,000          Consolidated Papers, Inc. ..................................     3,976,562
        65,000          The Dow Chemical Co. (a)....................................     8,685,625
       250,000          Georgia-Pacific Group (a)...................................    12,687,500
       194,500          Oregon Steel Mills, Inc. ...................................     1,543,843
       126,100          Wolverine Tube, Inc. (b)....................................     1,781,163
--------------------------------------------------------------------------------------------------
                                                                                        58,483,443
--------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.0%
       150,000          Crown Cork and Seal Co., Inc. (a)...........................     3,356,250
        50,000          Deere & Co. ................................................     2,168,750
        50,000          Precision Castparts Corp. ..................................     1,312,500
--------------------------------------------------------------------------------------------------
                                                                                         6,837,500
--------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 7.0%
       165,000          AT&T Corp. (a)..............................................     8,373,750
        75,000          GTE Corp. ..................................................     5,292,188
       136,750          Rostelecom (a)(b)...........................................     2,307,656
        95,000          US WEST, Inc. ..............................................     6,840,000
--------------------------------------------------------------------------------------------------
                                                                                        22,813,594
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 1.1%
       250,000          Toys "R" Us, Inc. (b).......................................     3,578,125
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.4%
       160,500          Fleming Co., Inc. ..........................................     1,645,125
       225,000          Fox Entertainment Group, Inc. (b)...........................     5,610,938
       200,000          PepsiCo, Inc. ..............................................     7,050,000
--------------------------------------------------------------------------------------------------
                                                                                        14,306,063
--------------------------------------------------------------------------------------------------
ENERGY -- 10.6%
        55,000          Baker Hughes Inc. ..........................................     1,158,438
       100,000          Chevron Corp. ..............................................     8,662,500
       275,000          Enron Corp. ................................................    12,203,125
       150,000          Halliburton Co. (a).........................................     6,037,500
       340,000          R&B Falcon Corp. (b)........................................     4,505,000
       150,000          Union Pacific Resources Group Inc. .........................     1,912,500
--------------------------------------------------------------------------------------------------
                                                                                        34,479,063
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 18.3%
       200,000          The Allstate Corp. (a)......................................     4,800,000
        65,000          Ambac Financial Group, Inc. ................................     3,392,188
        60,000          American Express Co. .......................................     9,975,000
        50,000          Bank of America Corp. ......................................     2,509,375
       250,000          Bank of New York Co., Inc. (a)..............................    10,000,000
       100,000          Bank One Corp. .............................................     3,206,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 18.3% (CONTINUED)
        60,000          The Chase Manhattan Corp. ..................................  $  4,661,250
       100,000          The CIT Group, Inc. ........................................     2,112,500
        60,000          MBIA, Inc. .................................................     3,168,750
       230,000          Mellon Financial Corp. .....................................     7,834,375
       135,000          MGIC Investment Corp. (a)...................................     8,125,313
--------------------------------------------------------------------------------------------------
                                                                                        59,785,001
--------------------------------------------------------------------------------------------------
HEALTH CARE -- 14.3%
       269,400          AmeriSource Health Corp. (b)................................     4,091,512
       100,000          Bristol-Myers Squibb Co. ...................................     6,418,750
       500,000          Foundation Health Systems Inc. (b)..........................     4,968,750
       630,000          Health Management Associates, Inc. (b) .....................     8,426,250
       600,000          McKesson HBOC, Inc. (a).....................................    13,537,500
       175,000          United HealthCare Corp. (a).................................     9,296,875
--------------------------------------------------------------------------------------------------
                                                                                        46,739,637
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 10.4%
       400,000          Meristar Hotels & Resort, Inc. (b)..........................     1,425,000
       165,000          The Rouse Co. ..............................................     3,506,250
       190,000          Shurgard Storage Centers, Inc. .............................     4,405,625
       400,000          Simon Property Group, Inc. .................................     9,175,000
       270,000          Spieker Properties, Inc. ...................................     9,838,125
       322,230          Starwood Financial Inc. ....................................     5,457,770
--------------------------------------------------------------------------------------------------
                                                                                        33,807,770
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.6%
       150,000          Adobe Systems Inc. (a)......................................    10,087,500
       100,000          Motorola, Inc. (a)..........................................    14,725,000
       100,000          Texas Instruments Inc. .....................................     9,687,500
--------------------------------------------------------------------------------------------------
                                                                                        34,500,000
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $241,301,606)...................   315,330,196
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 3.3%
       125,000          KMart Financing Corp., Exchangeable 7.750%..................     5,468,750
       200,000          Merrill Lynch Corp., Exchangeable 6.250%....................     3,575,000
       200,000          USX Corp., Exchangeable 6.750%..............................     1,525,000
--------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $12,627,549).................    10,568,750
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $253,929,155*)...........  $325,898,946
--------------------------------------------------------------------------------------------------

(a)  All or a portion of this security is on loan (See Note 12).
(b)  Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1999

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................   $8,889,867    $330,647,944   $253,929,155
  Repurchase agreements, at cost............................      169,000      94,927,000             --
--------------------------------------------------------------------------------------------------------
  Investments, at value.....................................   $8,533,903    $434,304,201   $325,898,946
  Repurchase agreements, at value...........................      169,000      94,927,000             --
  Cash......................................................          486             270         43,213
  Receivable for Fund shares sold...........................           --         615,227             --
  Collateral for securities on loan (Note 12)...............           --              --     78,858,904
  Receivable for securities sold............................           --              --      4,111,290
  Dividends and interest receivable.........................      165,330         496,891        825,560
--------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................    8,868,719     530,343,589    409,737,913
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................       13,061              38        335,207
  Investment advisory fees payable..........................       11,774         238,388        143,100
  Administration fees payable...............................        5,698          86,687         54,517
  Payable for securities purchased..........................           --         546,874             --
  Payable for securities on loan (Note 12)..................           --              --     78,858,904
  Payable for options written (Note 6)......................           --              --          6,250
  Accrued expenses..........................................       17,655          52,529         43,098
--------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       48,188         924,516     79,441,076
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $8,820,531    $529,419,073   $330,296,837
--------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................   $      910    $     22,637   $     16,397
  Capital paid in excess of par value.......................    9,204,314     415,340,732    233,437,975
  Undistributed net investment income.......................      605,649       4,416,872      7,252,029
  Accumulated net realized gain (loss) from security
     transactions and options...............................     (634,378)      5,982,575     17,354,905
  Net unrealized appreciation (depreciation) of investments
     and options............................................     (355,964)    103,656,257     72,235,531
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $8,820,531    $529,419,073   $330,296,837
--------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................      910,251      22,636,591     16,396,944
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $9.69          $23.39         $20.14
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1999

                                                               INTERMEDIATE                       TOTAL
                                                                HIGH GRADE     APPRECIATION      RETURN
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.................................................    $   739,621     $  3,669,500    $ 1,032,390
  Dividends................................................             --        3,737,658      7,920,305
  Less: Foreign withholding tax............................             --          (45,063)        (8,117)
----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..................................        739,621        7,362,095      8,944,578
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)........................         44,383        2,049,520      1,718,707
  Audit and legal..........................................         23,779           30,167         28,801
  Administration fees (Note 3).............................         22,191          745,280        624,984
  Pricing service fees.....................................         18,244               --             --
  Shareholder and system servicing fees....................         14,880           15,025         15,001
  Shareholder communications...............................          5,430           51,112         40,000
  Trustees' fees...........................................          2,803           16,832         16,900
  Custody..................................................            752           19,835         11,501
  Other....................................................          2,254           14,935          8,279
----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES...........................................        134,716        2,942,706      2,464,173
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................        604,905        4,419,389      6,480,405
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS (NOTES 4 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).........................................       (231,097)       7,651,687     19,816,367
     Options written.......................................             --               --     (2,621,961)
----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS).................................       (231,097)       7,651,687     17,194,406
----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments and Options:
     Beginning of year.....................................        433,931       69,832,939     33,497,171
     End of year...........................................       (355,964)     103,656,257     72,235,531
----------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION).....       (789,895)      33,823,318     38,738,360
----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND OPTIONS.................     (1,020,992)      41,475,005     55,932,766
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........    $  (416,087)    $ 45,894,394    $62,413,171
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS                 FOR THE YEAR ENDED DECEMBER
31, 1999

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   604,905    $  4,419,389   $  6,480,405
  Net realized gain (loss)..................................     (231,097)      7,651,687     17,194,406
  Changes in net unrealized appreciation (depreciation).....     (789,895)     33,823,318     38,738,360
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     (416,087)     45,894,394     62,413,171
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (857,354)     (2,558,655)    (7,694,332)
  Net realized gains........................................           --      (5,751,430)   (11,613,887)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (857,354)     (8,310,085)   (19,308,219)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................      177,720     281,938,611     11,969,720
  Net asset value of shares issued for reinvestment of
     dividends..............................................      857,354       8,310,085     19,308,219
  Cost of shares reacquired.................................   (4,183,371)    (44,094,187)   (42,301,478)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (3,148,297)    246,154,509    (11,023,539)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (4,421,738)    283,738,818     32,081,413
NET ASSETS:
  Beginning of year.........................................   13,242,269     245,680,255    298,215,424
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 8,820,531    $529,419,073   $330,296,837
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $605,649      $4,416,872     $7,252,029
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 1998

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   854,971    $  2,558,410   $  8,151,084
  Net realized gain (loss)..................................      (81,875)      4,800,221     11,418,624
  Change in net unrealized appreciation (depreciation)......      198,678      26,619,992     (6,451,325)
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      971,774      33,978,623     13,118,383
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (935,810)     (2,031,402)    (7,063,001)
  Net realized gains........................................           --      (7,904,924)    (8,487,441)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (935,810)     (9,936,326)   (15,550,442)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................    1,549,115     102,247,406     36,729,615
  Net asset value of shares issued for reinvestment of
     dividends..............................................      935,810       9,936,326     15,550,442
  Cost of shares reacquired.................................   (4,378,779)    (34,679,798)   (25,638,306)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,893,854)     77,503,934     26,641,751
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,857,890)    101,546,231     24,209,692
NET ASSETS:
  Beginning of year.........................................   15,100,159     144,134,024    274,005,732
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $13,242,269    $245,680,255   $298,215,424
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $856,146      $2,556,138     $8,626,454
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Intermediate High Grade and Total Return Portfolios, respectively, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     The Portfolios declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc. SSBC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn is a wholly-owned subsidiary of Citigroup Inc. Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Total Return Portfolios each pay an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with SSBC. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     For the year ended December 31, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $78,288.

     Effective October 1999, Smith Barney Private Trust ("Private Trust"), another subsidiary of Citigroup, became the Trust's transfer agent and PFPC Global Fund Services ("PFPC") became the Trust's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the period October 1, 1999 through December 31, 1999, each Portfolio, Appreciation, Intermediate High Grade, and Total Return, paid transfer agent fees of $1,250, respectively, to Private Trust.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the year ended December 31, 1999, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Intermediate High Grade.....................................  $  7,718,600   $ 10,960,537
Appreciation................................................   349,752,981    158,805,875
Total Return................................................   129,190,362    120,067,759
-----------------------------------------------------------------------------------------

     At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                                                                                            APPRECIATION
                         PORTFOLIO                           APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................  $     7,780    $  (363,744)    $   (355,964)
Appreciation...............................................  110,937,695     (7,281,438)     103,656,257
Total Return...............................................   88,467,137    (16,497,346)      71,969,791
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1999, there were no open futures contracts in the Portfolios.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 1999, there were no open purchased call or put options in the Portfolios.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following written put options transactions occurred in the Total Return Portfolio during the year ended December 31, 1999:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUMS
-------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1998...........         0              0
Options written during the year ended December 31, 1999.....        65        598,195
Options cancelled in closing purchase transactions..........       (65)      (598,195)
-------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1999...........         0    $         0
-------------------------------------------------------------------------------------

     The following covered written call options transactions occurred in the Total Return Portfolio during the year ended December 31, 1999:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUMS
-------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1998...........    1,750     $ 1,525,949
Options written during the year ended December 31, 1999.....    2,500       1,422,534
Options cancelled in closing purchase transactions..........   (3,250)     (2,676,493)
-------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1999...........    1,000     $   271,990
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The following table represents the covered written call option contracts open at December 31, 1999:

NUMBER OF                                                                            STRIKE
CONTRACTS                                                               EXPIRATION   PRICE     VALUE
-----------------------------------------------------------------------------------------------------
  1,000   McKesson HBOC Inc. (Premium received -- $271,990)...........   1/22/00      $50     $(6,250)
-----------------------------------------------------------------------------------------------------

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At December 31, 1999, there were no open reverse repurchase agreements in the Portfolio.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Total Return Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1999, there were no when-issued or TBA securities held in the Portfolios.

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At December 31, 1999, there were no open mortgage roll transactions in the Portfolio.

     11.  SHORT SALES AGAINST THE BOX

     The Total Return Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 1999, the Portfolio had no open short sales against the box.

     12.  LENDING OF SECURITIES

     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 1999, the Total Return Portfolio had loaned common stocks having a value of $78,207,711 and holds the following collateral for loaned securities:

                    SECURITY DESCRIPTION                         VALUE
-------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT:
  Deutsche Bank, 6.040% due 1/3/00..........................  $ 2,639,756
COMMERCIAL PAPER:
  Abby National, 6.2557% due 1/5/00.........................    3,115,177
  Asset Securitiz, 5.9434% due 2/28/00......................    3,462,414
  Atlantis One, 5.9202% due 2/23/00.........................    3,420,818
  Atlantis One, 5.9732% due 3/20/00.........................    1,994,742
  Barton Capital, 6.220% due 1/5/00.........................    1,335,076
  CC USA Disc., 5.9038% due 2/14/00.........................    6,409,553
  CC USA Disc., 5.9029% due 2/25/00.........................    4,026,122
  Corporate Receivables Corp., 6.1913% due 1/20/00..........    5,695,617
  Corporate Receivables Corp., 5.9966% due 1/26/00..........    2,209,024
  Morgan Stanley, 6.1336% due 1/28/00.......................    8,114,432
  Moriarity Disc., 5.9797% due 2/14/00......................    7,112,118
  Moriarity Disc., 5.9495% due 2/18/00......................    2,037,854
  Sigma Finance, 6.0036% due 2/3/00.........................    1,309,973
  Sigma Finance, 5.9591% due 2/10/00........................    2,429,835
FLOATING RATE NOTE:
  American Home, 5.5075% due 4/20/00........................    1,910,171
  Sigma Finance, 6.2538% due 4/4/00.........................    4,357,571
INTEREST BEARING NOTE:
  Bank of Montreal, 6.680% due 1/14/00......................    2,720,263
TIME DEPOSITS:
  Caisse des Depots et Consig., 12.000% due 1/3/00..........      488,904
  Chase Manhattan Bank, 4.500% due 1/3/00...................    1,239,801
  Marshal & Isley, 2.000% due 1/3/00........................       84,942
  Suntrust Bank, 4.500% due 1/3/00..........................      896,324
  Suntrust Bank, 13.000% due 1/3/00.........................      781,166
YANKEE CERTIFICATES OF DEPOSIT:
  Toronto Dominio, 6.740% due 1/14/00.......................   11,067,251
-------------------------------------------------------------------------
TOTAL.......................................................  $78,858,904
-------------------------------------------------------------------------

     Income earned by the Total Return Portfolio from securities loaned for the year ended December 31, 1999 was $30,843.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     13.  SHARES OF BENEFICIAL INTEREST

     At December 31, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1999   DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................         17,222             141,698
Shares issued on reinvestment...............................         88,387              88,618
Shares reacquired...........................................       (410,417)           (402,084)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (304,808)           (171,768)
---------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................     12,629,480           5,173,374
Shares issued on reinvestment...............................        378,247             498,739
Shares reacquired...........................................     (1,983,060)         (1,753,512)
---------------------------------------------------------------------------------------------------
Net Increase................................................     11,024,667           3,918,601
---------------------------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO
Shares sold.................................................        642,754           2,063,766
Shares issued on reinvestment...............................      1,018,903             888,597
Shares reacquired...........................................     (2,259,949)         (1,511,097)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (598,292)          1,441,266
---------------------------------------------------------------------------------------------------

     14.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 1999, the following Portfolio had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                        2002          2004         2005          2006           2007          TOTAL
---------------------------------------------------------------------------------------------------------------------
Intermediate High Grade
  Portfolio                           $288,000       $5,000       $24,000       $84,000       $110,000       $511,000
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

       INTERMEDIATE HIGH GRADE PORTFOLIO              1999        1998(1)         1997          1996          1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............      $10.90        $10.89        $10.70        $10.60        $9.66
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)......................        0.77          0.65          0.72          0.71         0.66
  Net realized and unrealized gain (loss).......       (1.17)         0.07          0.21         (0.53)        1.00
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............       (0.40)         0.72          0.93          0.18         1.66
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................       (0.81)        (0.71)        (0.74)        (0.08)       (0.72)
--------------------------------------------------------------------------------------------------------------------
Total Distributions.............................       (0.81)        (0.71)        (0.74)        (0.08)       (0.72)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................       $9.69        $10.90        $10.89        $10.70       $10.60
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................       (3.69)%        6.79%         8.67%         1.69%       17.76%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................      $8,821       $13,242       $15,100       $14,736      $16,152
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)...................................        1.22%         0.93%         0.95%         0.90%        0.86%
  Net investment income.........................        5.46          5.82          6.28          6.35         6.63
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................          71%           60%           66%          116%         121%
--------------------------------------------------------------------------------------------------------------------

             APPRECIATION PORTFOLIO                   1999        1998(1)         1997          1996          1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............      $21.16        $18.73        $15.86        $14.39       $11.54
--------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income.........................        0.13          0.27          0.24          0.27         0.23
  Net realized and unrealized gain..............        2.62          3.24          3.90          2.60         3.04
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations....................        2.75          3.51          4.14          2.87         3.27
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................       (0.16)        (0.22)        (0.21)        (0.25)       (0.21)
  Net realized gains............................       (0.36)        (0.86)        (1.06)        (1.15)       (0.21)
--------------------------------------------------------------------------------------------------------------------
Total Distributions.............................       (0.52)        (1.08)        (1.27)        (1.40)       (0.42)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................      $23.39        $21.16        $18.73        $15.86       $14.39
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................       13.12%        19.15%        26.39%        19.77%       28.84%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................    $529,419      $245,680      $144,134      $101,232      $94,492
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................        0.79%         0.80%         0.80%         0.85%        0.97%
  Net investment income.........................        1.18          1.36          1.68          1.59         1.65
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................          53%           22%           34%           39%          43%
--------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the Intermediate High Grade Portfolio, the Investment Adviser waived all or part of its fees for the two-year period ended December 31, 1996. In addition, IDS Life reimbursed expenses of $3,006 for the year ended December 31, 1995. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              1996     1995
                                                              -----    -----
Per Share Decrease to Net Investment Income.................  $0.02    $0.01
Expenses Ratio Without Fee Waivers and Reimbursements.......   1.07%    0.94%

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

             TOTAL RETURN PORTFOLIO                 1999      1998(1)       1997        1996        1995
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $17.55      $17.62      $15.73      $12.75     $10.78
----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income.........................      0.42        0.49        0.37        0.26       0.43
  Net realized and unrealized gain..............      3.37        0.38        2.26        2.97       2.19
----------------------------------------------------------------------------------------------------------
Total Income From Operations....................      3.79        0.87        2.63        3.23       2.62
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................     (0.48)      (0.43)      (0.21)      (0.07)     (0.41)
  Net realized gains............................     (0.72)      (0.51)      (0.53)      (0.18)     (0.24)
----------------------------------------------------------------------------------------------------------
Total Distributions.............................     (1.20)      (0.94)      (0.74)      (0.25)     (0.65)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $20.14      $17.55      $17.62      $15.73     $12.75
----------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................     22.02%       4.97%      16.84%      25.33%     25.04%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................  $330,297    $298,215    $274,006    $171,503    $78,042
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................      0.79%       0.79%       0.79%       0.83%      1.00%
  Net investment income.........................      2.07        2.79        3.24        3.06       3.80
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        41%         72%         75%         82%        81%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

  - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

  Appreciation Portfolio....................................  88.67%
  Total Return Portfolio....................................  67.96

  - Total long-term capital gain distributions paid:

  Appreciation Portfolio....................................  $ 5,487,335
  Total Return Portfolio....................................   11,613,887

A total of 28.44% of the ordinary dividends paid by the Intermediate High Grade Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") of Greenwich Street Series Fund ("Fund") as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 11, 2000

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Salomon Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S6223-1 E (2/00)